[GRAPHICS OMITTED]

                                                       DEUTSCHE ASSET MANAGEMENT

MUTUAL FUND

  SEMI-ANNUAL REPORT

                                                                  April 30, 2001

Municipal Bond Fund
Short-Term Municipal Bond Fund
Fixed Income Fund
Short-Term Fixed Income Fund
High Yield Bond Fund

                                                              [GRAPHICS OMITTED]

                                                             A Member of the
                                                             DEUTSCHE BANK GROUP

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Domestic Fixed Income Funds
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TABLE OF CONTENTS

              LETTER TO SHAREHOLDERS .................................    3

              DOMESTIC FIXED INCOME FUNDS
                 Schedule of Investments .............................   20
                 Statements of Assets and Liabilities ................   74
                 Statements of Operations ............................   76
                 Statements of Changes in Net Assets .................   78
                 Financial Highlights ................................   80
                 Notes to Financial Statements .......................   90

                     -------------------------------------
Each Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed by Deutsche Bank AG. Each Fund is subject to investment risks, including possible loss of principal amount invested.
                    -------------------------------------

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Domestic Fixed Income Funds
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LETTER TO SHAREHOLDERS

We are pleased to present you with this semi-annual report for Deutsche Asset Management's Municipal Bond Fund, Short-Term Municipal Bond Fund, Fixed Income Fund, Short-Term Fixed Income Fund and High Yield Bond Fund (the 'Funds').

We are also pleased to announce that Morningstar(R) continued to recognize several of the Funds for their strong investment performance. 1 Most notably, many of our fixed income offerings' Institutional Classes received a high Overall Morningstar Rating(TM) based on their risk-adjusted performance.

As of April 30, 2001:
o Municipal Bond Fund was rated five stars out of 1695 Municipal Bond Funds.
o Fixed Income Fund was rated four stars out of 1802 Taxable Bond Funds.
o Short-Term Municipal Bond Fund was rated five stars out of 1695 Municipal Bond Funds.
o Short-Term Fixed Income Fund was rated five stars out of 1802 Taxable Bond Funds.

In the pages that follow, you will find a discussion of the Funds' investment performance by the portfolio management teams. The analyses highlight key factors influencing recent performance of the Funds and are followed by detailed financial statements for the six-month period ended April 30, 2001.

Our continuing goal is to provide you with high-quality investment management services across a broad range of specialized mutual funds. We thank you for investing in our family of mutual funds, and we appreciate your continued support and confidence.

Sincerely,

/s/ DAVID W. BALDT

David W. Baldt
Managing Director and
Lead Manager of the Funds

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TAX-EXEMPT FIXED INCOME FUNDS
o MUNICIPAL BOND FUND
o SHORT-TERM MUNICIPAL BOND FUND

MARKET REVIEW
The municipal bond markets performed well through the semi-annual period, as the Federal Reserve Board cut interest rates by a total of 2.00% from January 3 through April 30, 2001 in an attempt to counteract slowing economic growth, reduced consumer spending and a weak equity market.

In large part, the municipal bond market mirrored the changes in the US Treasury market. For example, yields on shorter-term maturities fell sharply compared to those on longer-term maturities. The US Treasury yield curve steepened primarily due to investor reaction to the Federal Reserve Board's shift in monetary policy. Also, longer-term US Treasuries were particularly affected by the US Treasury's efforts to reduce debt issuance and retire existing older debt through a buyback program, whereby it would buy back its own longer-dated issues with budget surplus monies. Similarly, the yield on a two-year AAA municipal bond fell 0.88% over the semi-annual period, while the yield on a 30-year AAA General Obligation municipal bond decreased by only 0.21%.

Declining interest rates led to a surge in new municipal bond issuance, as municipalities took advantage of the opportunity to refinance or refund older debt and lock in historically lower rates on longer-term maturities. There

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Morningstar(R) proprietary ratings on US-domiciled funds reflect historical risk-adjusted performance and are subject to change every month. Ratings are calculated from the Funds' three-, five- and ten-year (if applicable) average annual returns in excess of 90-day US Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day US Treasury-bill returns. The Overall Morningstar Rating(TM) is a weighted average of the Funds' three-, five- and ten-year (if applicable) risk-adjusted performance. As of April 30, 2001, Municipal Bond Fund was rated five stars among 1,695 and 1,458 Municipal Bond Funds for the three- and five-year periods, respectively. Fixed Income Fund was rated four stars among 1,802 and 1,327 Taxable Bond Funds for the three- and five-year periods, respectively. Short-Term Municipal Bond Fund was rated five stars among 1,695 and 1,458 Municipal Bond Funds for the three- and five-year periods, respectively. Short-Term Fixed Income Fund was rated five stars among 1,802 and 1,327 Taxable Bond Funds for the three- and five-year periods, respectively. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. The Funds were rated exclusively against US-domiciled funds. Ratings are for the Institutional Classes only; other classes may vary.

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Domestic Fixed Income Funds
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LETTER TO SHAREHOLDERS

was an increase in new issuance of 43% just since January 1 of this year. Traditionally big issue states, such as California, Pennsylvania and New York, issued more debt than the national average during these months. As supply rose, retail demand for municipal bonds remained strong, especially in high tax states, as investors fled the rocky stock market in search of the perceived safe haven of these less volatile securities.

Municipal bonds continued to be attractive relative to other fixed income classes. A 5-year AAA General Obligation municipal bond yielded 3.95% at the end of April 2001. The taxable equivalent yield of that bond for an investor in the highest tax bracket of 39.6% is 6.58%. To compare, the 5-year Treasury yielded just 4.93% at the end of the semi-annual period.

o MUNICIPAL BOND FUND
The Municipal Bond Fund Institutional Class underperformed its benchmark for the six months ended April 30, 2001, but outperformed its Lipper category average. The Fund produced a semi-annual return of 3.82%, compared to 4.30% for the Lehman 5 Year General Obligation (GO) Index and 3.77% for the Lipper Intermediate Muni Debt Funds Average. Since the inception of the Fund in December 1991, we have sought to provide shareholders with a high level of federally tax-exempt income consistent with the preservation of capital, without investing exclusively in long-term bonds.

In pursuit of this goal, we focused on purchasing issues with intermediate maturities and early retirement features, such as sinking funds and prepayment bond calls. Duration was held relatively constant during the period in line with our intermediate strategy.

We also focused during the semi-annual period on the purchase of government-backed bonds, ie, escrowed-to-maturity and prerefunded issues, as these high quality issues offered attractive yields. Also, strong retail demand in high tax states such as California allowed the Fund to participate in swap opportunities to add value.


                                                                CUMULATIVE                         AVERAGE ANNUAL
                                                             TOTAL RETURNS                          TOTAL RETURNS
 Periods Ended              6 Months    1 Year  3 Years   5 Years    Since    1 Year   3 Years  5 Years     Since
 April 30, 2001                                                  Inception                              Inception
-------------------------------------------------------------------------------------------------------------------
 Municipal Bond Fund 1
   Institutional Class
   (inception 12/13/91)        3.82%     8.31%   13.64%    31.09%   90.70%     8.31%     4.35%    5.56%     7.12%
   Investment Class
   (inception 7/30/97)         3.79%     8.14%   12.94%       --    17.54%     8.14%     4.14%      --      4.40%
-------------------------------------------------------------------------------------------------------------------
 Lehman Brothers 5 Year
   G.O. Index 2                4.30%     9.05%   16.56%    30.54%   70.71% 4   9.05%     5.24%    5.48%     5.86% 4
-------------------------------------------------------------------------------------------------------------------
 Lipper Intermediate Muni
   Debt Funds Average 3        3.77%     8.39%   13.45%    28.09%   67.29%4    8.39%     4.29%    5.07%     5.66% 4
-------------------------------------------------------------------------------------------------------------------

1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived. For certain investors, a portion of the Fund's income may be subject to the federal alternative minimum tax. Distributions of the Funds' income and capital gains may be subject to state and local taxes.
2 The Lehman Brothers 5 Year General Obligation Index includes over 1,900 intermediate term General Obligation tax-exempt municipal bonds with an average maturity range of 4 to 6 years. The index includes tax-exempt municipal issues with a minimum par amount of $5 million. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.
3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.
4 Since Inception benchmark returns are for comparative purposes relative to Institutional Class Shares and are for the period beginning December 31, 1991.

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LETTER TO SHAREHOLDERS

o SHORT-TERM MUNICIPAL BOND FUND
The Short-Term Municipal Bond Fund Institutional Class significantly outperformed its benchmark index for the six months ended April 30, 2001. The Fund produced a semi-annual return of 3.19%, compared to just 1.57% for the iMoneyNet All Tax-Free Money Funds Average. The Fund also outperformed its Lipper category average, which returned 2.97% for the same period. The Short-Term Municipal Bond Fund is a diversified portfolio of federally tax-exempt municipal securities with a dollar weighted effective average maturity of no longer than three years. This very short duration is intended to provide investors with an attractive investment alternative to lower yielding tax-free money market funds. We seek to achieve relative stability of principal in the Fund by investing in bonds with short-term maturities and anticipated early redemptions.

During the semi-annual period, we continued to add value through individual security selection of attractively priced bonds. We continue to believe that bonds with sinking fund retirements and mortgage prepayment calls offer attractive investment opportunities, and we maintain our investments in these securities.

MARKET OUTLOOK
In our view, municipal bonds remain moderately undervalued relative to other fixed income asset classes. Supply conditions continue to be strong, as municipalities capitalize on lower interest rates and refund older debt. Retail and institutional demand for municipal bonds is steady. We will continue to focus on the purchase of high quality issues, such as government-backed bonds, as we believe investors are seldom rewarded for purchasing lower-rated issues.


                                                                CUMULATIVE                        AVERAGE ANNUAL
                                                             TOTAL RETURNS                         TOTAL RETURNS
Periods Ended               6 Months    1 Year  3 Years   5 Years    Since    1 Year   3 Years  5 Years    Since
April 30, 2001                                                   Inception                             Inception
-------------------------------------------------------------------------------------------------------------------
 Short-Term Municipal Bond
   Fund 1 Institutional Class
   (inception 3/6/95)          3.19%     6.51%   13.87%    28.66%   37.61%     6.51%     4.42%    5.17%    5.33%
   Investment Class
   (inception 12/3/97)         2.96%     6.26%   13.41%       --    15.33%     6.26%     4.28%      --     4.28%
-------------------------------------------------------------------------------------------------------------------
 iMoneyNet All Tax-Free
   Money Funds Average 2       1.57%     3.47%    9.48%    16.34%   20.47% 4   3.47%     3.06%    3.07%    3.10% 4
-------------------------------------------------------------------------------------------------------------------
 Lipper Short Muni
   Debt Funds Average 3        2.97%     5.93%   12.74%    22.95%   29.43% 4   5.93%     4.08%    4.22%    4.33% 4
-------------------------------------------------------------------------------------------------------------------

1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
  For certain investors, a portion of the Fund's income may be subject to the federal alternative minimum tax. Distributions of the Fund's income and capital gains may be subject to state and local taxes.
2 Money Fund Averages are compiled by iMoneyNet,Inc., an independent money market mutual fund rating service. The iMoneyNet All Tax-Free Money Funds Average is the average of all tax-exempt municipal money market funds that invest in obligations of tax-exempt entities, including state and municipal authorities. On 5/24/01, the Fund's Board of Trustees approved a change in the Fund's benchmark from the iMoneyNet All Tax-Free Money Funds Average to the Lehman 1-Year General Obligation Index to become effective 6/30/01. The benchmark was changed because the Lehman index more closely reflects the duration, composition and performance of the Fund. As of April 30, 2001, the average annual returns of the Lehman index for the one-, three- and five-year periods and for the period from 3/31/95 to 4/30/01 were 6.32%, 4.71%, 4.65% and 4.78%, respectively.
3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.
4 Since Inception benchmark returns are for comparative purposes relative to Institutional Class Shares and are for the period beginning March 31, 1995.

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LETTER TO SHAREHOLDERS

TAXABLE FIXED INCOME FUNDS:
INVESTMENT GRADE
o FIXED INCOME FUND
o SHORT-TERM FIXED INCOME FUND

MARKET REVIEW
In our last shareholder report six months ago, we anticipated that confirmation of a slowing economy and continued divided government would be required for any positive momentum in the fixed income markets to be carried over into 2001. In fact, the US fixed income markets did react positively during the semi-annual period as increasingly weaker economic data emerged and the six-week long presidential election foreshadowed a new level of partisanship. As the consensus for a hard economic landing built, yields spreads on non-US Treasury bonds widened. Despite the consequent deterioration in corporate credit quality and yield spread widening, the attendant volatility allowed that careful security selection could provide positive contribution to investment performance.

Nominal US fixed income returns over the semi-annual period were boosted by a series of four 0.50% interest rate cuts by the Federal Reserve Board. Yields across the entire yield curve were driven lower. On the second business day of the new year, Federal Reserve Board Chairman Alan Greenspan surprised the markets by convening an unscheduled conference call of voting Federal Open Market Committee members and cutting the federal funds target rate by 0.50%. The US fixed income markets took the dramatic inter-meeting move as a clear signal that the economy was slowing at a more rapid pace than previously thought. It was also a sign that the Federal Reserve Board would act aggressively to combat that economic slowing. The US fixed income markets were not disappointed.

As is usual during periods of aggressive easing cycles by the Federal Reserve Board, the US Treasury yield curve steepened dramatically during the semi-annual period. This steepening had important implications outside the US Treasury market as well. The steepened US Treasury yield curve:

o made it cheaper for bond dealers to finance a larger inventory of bonds;
o enticed investors to extend their portfolios' average weighted maturities in return for more yield;
o restarted the collateralized mortgage obligation machine, improving the picture for mortgage bonds.

Consequently, yield spreads became tighter across all US fixed income sectors in January and early February. By mid-February, however, fundamental concerns re-emerged. For example, equity markets continued to free-fall despite the Federal Reserve Board's aggressive easing. The resultant reverse wealth effect impacted consumer confidence and spending. Additionally, event risk reared its head throughout the credit markets during the latter half of the semi-annual period. Thus, the credit risk premium in the spread sectors--ie, the corporate, mortgage and asset-backed sectors--was reinflated.

o FIXED INCOME FUND
The Fixed Income Fund Institutional Class outperformed its benchmark index for the six months ended April 30, 2001. The Fund returned 6.34% for the semi-annual period, as compared to 6.22% for the Lehman Brothers Aggregate Bond Index. The Fund also outperformed its Lipper category average, which returned 5.93% for the same period. We stayed true to our guiding principle that regardless of the direction of interest rates, we will use a focused bottom-up approach to determine fundamental value in individual issues as we seek to provide outstanding risk-adjusted returns over the long term. In fact, throughout the semi-annual period, long-term valuation measures dictated investment at prevailing yield spread levels.

The Fund primarily benefited from its higher allocation to spread sectors. The US credit sector turned in the best performance of the spread sectors over the semi-annual period, earning 1.29% in excess return over US Treasuries. This performance was achieved despite the weakness in equity markets and a record amount of new issue supply in the credit sector. Moreover, the credit curve (ie, spreads between higher rated and lower rated bonds) actually compressed as credit fundamentals continued to deteriorate (as measured by the rating agencies' downgrade/upgrade ratios).

The commercial mortgage sector outperformed US Treasuries during the semi-annual period by 0.97%. This performance was achieved despite early signs of an erosion of commercial real estate fundamentals, though from a very strong base. Residential mortgage-backed securities continued to suffer from lower interest rates driving faster than anticipated prepayments and higher volatility. The residential mortgage sector was down 0.27% over the six months, the only sector in the Lehman Brothers Aggregate Index to underperform US Treasuries.

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Domestic Fixed Income Funds
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LETTER TO SHAREHOLDERS


                                                                 CUMULATIVE                        AVERAGE ANNUAL
                                                              TOTAL RETURNS                         TOTAL RETURNS
 Periods Ended              6 Months    1 Year  3 Years   5 Years     Since    1 Year   3 Years  5 Years    Since
 April 30, 2001                                                   Inception                             Inception
-------------------------------------------------------------------------------------------------------------------
 Fixed Income Fund 1
   Institutional Class
   (inception 9/18/92)         6.34%    12.32%   20.84%    43.82%    89.28%    12.32%     6.51%    7.54%    7.69%
   Investment Class
   (inception 2/11/98)         6.21%    11.95%   19.87%       --     20.62%    11.95%     6.23%      --     6.01%
-------------------------------------------------------------------------------------------------------------------
 Lehman Brothers
   Aggregate Bond Index 2      6.22%    12.39%   20.94%    43.64%    77.57% 4  12.39%     6.54%    7.51%    6.92% 4
-------------------------------------------------------------------------------------------------------------------
 Lipper Intermediate
   Investment Grade
   Debt Funds Average 3        5.93%    11.19%   17.46%    37.77%    69.07% 4  11.19%     5.51%    6.61%    6.29% 4
-------------------------------------------------------------------------------------------------------------------

1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The Lehman Brothers Aggregate Bond Index is unmanaged and represents US domestic taxable investment grade bonds including US Treasuries, agencies, corporate, mortgage-backed and asset-backed securities with an average maturity and duration in the intermediate range. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.
3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.
4 Since Inception benchmark returns are for comparative purposes relative to Institutional Class Shares and are for the period beginning September 30, 1992.


                                                                 CUMULATIVE                        AVERAGE ANNUAL
                                                              TOTAL RETURNS                         TOTAL RETURNS
 Periods Ended              6 Months    1 Year  3 Years   5 Years     Since    1 Year   3 Years  5 Years    Since
 April 30, 2001                                                   Inception                             Inception
-------------------------------------------------------------------------------------------------------------------
 Short-Term Fixed Income
   Fund 1 Institutional Class
   (inception 3/13/95)         4.56%     8.60%   21.27%    37.40%    46.30%     8.60%     6.64%    6.56%    6.40%
-------------------------------------------------------------------------------------------------------------------
 Merrill Lynch 1 Year
   Treasury Bill Index 2       4.23%     7.62%   18.45%    33.07%    42.55% 4   7.62%     5.81%    5.88%    5.95% 4
-------------------------------------------------------------------------------------------------------------------
 Lipper Short Investment
   Grade Debt
   Funds Average 3             5.01%     9.17%   18.24%    33.72%    44.13% 4   9.17%     5.74%    5.98%    6.19% 4
-------------------------------------------------------------------------------------------------------------------

1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The Merrill Lynch 1 Year Treasury-Bill Index tracks the performance of the 1 year Treasury Bill market. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.
3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.
4 Benchmark returns are for the period beginning March 31, 1995.

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LETTER TO SHAREHOLDERS

Asset-backed securities outperformed US Treasuries by 0.91%, as the bonds' stable rating and cash flow profile continued to be highly valued both within the sector and by corporate and mortgage 'crossover' investors. (Crossover investors are typical corporate/mortgage backed buyers who will buy asset backed securities when value dictates.)

o SHORT-TERM FIXED INCOME FUND
The objective of the Short-Term Fixed Income Fund is to provide a high level of income with limited price volatility through the purchase of short-term investment grade securities. The portfolio management team particularly seeks short-term securities with both a comparatively high initial yield and the potential to appreciate in value should yield spreads contract toward the target yield we assign to that individual bond.

The Short-Term Fixed Income Fund Institutional Class outperformed its benchmark for the six months ended April 30, 2001. The Fund returned 4.56% for the semi-annual period, as compared to 4.23% for the Merrill Lynch 1 Year Treasury Bill Index. In general, the Fund's significant allocation to the top-performing spread sectors contributed positively to performance. The exception was the Fund's allocation to the residential mortgage sector, which was a detractor from performance over the period.

Short-duration, high quality taxable municipal securities were one of the better performing sectors during the semi-annual period. The sector as a whole, and particularly the short-term end of the market, benefited from the 2.00% cumulative interest rate easing by the Federal Reserve Board from January through April 2001.

MARKET OUTLOOK
Going forward, the spread sectors in aggregate remain attractive from both a short- and long-term perspective. Short term, the steepness of the US Treasury and bond swap curves portend continued technical support for tighter yield spreads. However, negative fundamental news continues to impact the credit markets and has thus counterbalanced the positive technical forces for the time being.

In this environment of ambiguous fundamentals yet attractive valuations, skillful security selection is paramount. We view the US fixed income spread sector markets as naturally inefficient and have consistently sought to exploit its inefficiencies through disciplined security selection. We intend to continue to focus on diligent analysis of practical dislocations in and between individual bonds' price and intrinsic value, regardless of economic or market conditions, to seek to construct portfolios of high quality, low volatility securities.

--------------------------------------------------------------------------------

TAXABLE FIXED INCOME FUNDS: HIGH YIELD
o HIGH YIELD BOND FUND

MARKET REVIEW
For the six months ended April 30, 2001, high yield bonds underperformed US Treasuries. The CS First Boston High Yield Index posted a return of 1.76% for the semi-annual period, while US Treasuries returned 5.13% for the same time period. The high yield market was impacted by slowing US economic growth, a deterioration in corporate earnings, reduced market liquidity due to consolidation in the investment banking industry and what is known as negative event risk. During the semi-annual period, this negative event risk came in the form of credit rating downgrades and a historically high default rate. At April 30, 2001, the Moody's trailing twelve-month default rate in the high yield market stood at 7.5%, compared to 4.9% as of October 31, 2000.

Interestingly, there were sharp differences in the high yield market between the last few months of 2000 and the first few months of 2001. The last two months of 2000 witnessed the high yield asset class underperform US Treasuries by 6.01%, as concerns over the pace of the US economic slowdown and poor market technicals took effect. The first four months of 2001 were exactly the opposite, with high yield bonds outperforming US Treasuries by 2.76%. With little supply and a favorable technical position in the form of dealers having light inventory and managers having cash, the high yield market rallied in January. Positive performance was spurred further by the Federal Reserve Board's interest rate cuts and by buyers returning to the high yield market and pushing prices higher. Toward the end of the semi-annual period, high yield market performance consolidated, as yield spreads stabilized.

o HIGH YIELD BOND FUND

The High Yield Bond Fund Institutional Class returned 3.97% for the six months ended April 30, 2001, outperforming the CS First Boston High Yield Index's return of 1.76%. The Fund also significantly outperformed its

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Domestic Fixed Income Funds
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LETTER TO SHAREHOLDERS

Lipper category average, which returned -0.17% for the same period. This strong performance was primarily due to our focus on value, issue specific credit analysis and our overweighting of defensive sectors.

The biggest change to our strategy since our last report was our increasingly defensive credit selection. We increased the amount of higher quality paper in the portfolio, as we believe these credits offered better value than some of the lower rated paper that has been bid up by collateralized bond obligations
(CBOs).

Over the semi-annual period, we also reduced the portfolio's weighting in communications issuers and increased exposure to the industrials sector. There were two primary reasons for this strategic shift. First, the Federal Reserve Board became more active through multiple interest rate cuts in an effort to maintain a certain level of economic growth. Second, overcapacity in wireline communications companies, weakening fundamentals and reduced financial flexibility left this sector vulnerable to further deterioration and a resulting sell-off. On the other hand, the industrials sectors became oversold late in 2000.

We continued to be overweight global issuers, as we believe that they offered better relative value. Global issuers also had better supply/demand technicals than US high yield sectors during the semi-annual period. At April 30, 2001, the portfolio's largest holding was in mobile communications provider Grupo Iusacell of Mexico.

MARKET OUTLOOK
Looking ahead, we believe the high yield asset class remains attractively valued. We also anticipate that prospective return potential from the high yield market may be above that of investment grade fixed income securities for the calendar year. We fully expect default rates to rise, but we believe that, despite price appreciation in 2001 to date, the high yield market has already moved to discount much of this negative factor.

We believe the primary risk to the high yield market would come from an economic recession in the US. We are sensitive to this risk and continue to invest with risk in mind. At the same time, with the average price of high yield debt in the Index trading at 77.3 cents on the dollar, we like the risk/reward outlook for this asset class.

We believe the Fund is well positioned to take advantage of what we expect will be a relatively stable high yield market (compared to US Treasuries) with attractive yields over the next year. Most importantly, we continue to invest with a longer-term perspective in companies we believe to either be improving on a fundamental basis or that are currently trading at undervalued levels.


                                                                                 CUMULATIVE              AVERAGE ANNUAL
                                                                              TOTAL RETURNS               TOTAL RETURNS
 Periods Ended                                                 6 Months   1 Year      Since        1 Year         Since
 April 30, 2001                                                                   Inception                   Inception
-----------------------------------------------------------------------------------------------------------------------
 High Yield Bond Fund 1
   Institutional Class (inception 3/16/98)                        3.97%    (0.40)%   14.37%       (0.40)%      4.39%
   Investment Class (inception 9/15/98)                           3.70%    (0.77)%   23.43%       (0.77)%      8.36%
   Premier Class (inception 10/31/00)                             4.03%       --      4.03%          --          --
-----------------------------------------------------------------------------------------------------------------------
 CS First Boston High Yield Index 2                               1.76%    (0.13)%  (0.81)% 4     (0.13)%   (0.26)% 4
-----------------------------------------------------------------------------------------------------------------------
 Lipper High Yield Funds Average 3                               (0.17)%   (3.90)%  (6.76)% 4     (3.90)%   (2.43)% 4
-----------------------------------------------------------------------------------------------------------------------

1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The CS First Boston High Yield Index is a trader-priced portfolio constructed to mirror the global high yield debt market. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.
3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.
4 Benchmark returns are for comparative purposes relative to Institutional Class
  Shares and are for the period beginning March 18, 1998.

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

MUNICIPAL BOND FUND--INSTITUTIONAL CLASS, LEHMAN BROTHERS 5 YEAR
G.O. INDEX AND LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS AVERAGE
GROWTH OF A $250,000 INVESTMENT (SINCE DECEMBER 13, 1991) 1

                                       US$

                                                                               Lipper Intermediate
                      Municipal Bond Fund--       Lehman Brothers 5 Year       Municipal Debt Funds
                   Institutional Class $476,750     G.O. Index $426,775          Average $418,225
12/13/91                    $250,000                    $250,000                    $250,000
 1/31/92                     261,050                     254,739                     250,654
 2/29/92                     262,950                     254,898                     251,035
 3/31/92                     264,450                     254,049                     250,725
 4/30/92                     267,000                     256,278                     252,748
 5/31/92                     269,600                     258,581                     255,526
 6/30/92                     272,825                     262,310                     259,147
 7/31/92                     282,850                     269,182                     266,727
 8/31/92                     280,925                     267,161                     264,076
 9/30/92                     282,075                     268,842                     265,572
10/31/92                     279,575                     267,977                     263,102
11/30/92                     284,725                     271,211                     267,726
12/31/92                     287,825                     273,104                     270,175
 1/31/93                     290,425                     276,048                     273,224
 2/28/93                     297,200                     283,251                     281,541
 3/31/93                     300,075                     280,042                     278,539
 4/30/93                     303,525                     281,839                     280,861
 5/31/93                     305,075                     282,835                     281,932
 6/30/93                     310,175                     286,641                     285,992
 7/31/93                     311,150                     286,835                     285,978
 8/31/93                     316,300                     290,729                     291,139
 9/30/93                     320,025                     292,822                     294,545
10/31/93                     320,700                     293,260                     294,989
11/30/93                     319,050                     292,420                     293,108
12/31/93                     323,550                     296,420                     298,116
 1/31/94                     326,225                     299,211                     301,216
 2/28/94                     321,600                     293,626                     294,793
 3/31/94                     313,900                     287,076                     286,433
 4/30/94                     314,800                     289,970                     287,855
 5/31/94                     317,500                     291,597                     290,145
 6/30/94                     318,375                     290,930                     289,329
 7/31/94                     321,750                     294,109                     292,960
 8/31/94                     324,200                     295,506                     294,124
 9/30/94                     322,625                     293,284                     291,261
10/31/94                     320,200                     291,639                     288,137
11/30/94                     315,225                     289,776                     284,069
12/31/94                     320,350                     292,330                     288,333
 1/31/95                     327,275                     295,129                     294,014
 2/28/95                     333,725                     299,417                     300,126
 3/31/95                     336,875                     304,189                     302,801
 4/30/95                     338,100                     304,998                     303,448
 5/31/95                     344,850                     311,690                     310,571
 6/30/95                     343,600                     311,954                     309,413
 7/31/95                     345,275                     316,319                     312,311
 8/31/95                     348,225                     319,513                     315,424
 9/30/95                     351,150                     320,485                     316,948
10/31/95                     355,100                     321,832                     320,239
11/30/95                     359,675                     324,582                     323,829
12/31/95                     363,025                     326,362                     326,036
 1/31/96                     364,025                     330,261                     328,727
 2/29/96                     362,975                     329,152                     327,657
 3/31/96                     363,700                     327,412                     324,220
 4/30/96                     363,700                     326,923                     323,576
 5/31/96                     365,750                     326,526                     323,641
 6/30/96                     368,075                     328,834                     325,665
 7/31/96                     371,450                     331,012                     328,692
 8/31/96                     372,450                     331,694                     328,767
 9/30/96                     376,175                     334,198                     331,726
10/31/96                     379,600                     337,302                     335,018
11/30/96                     384,400                     341,997                     340,017
12/31/96                     384,200                     341,488                     339,176
 1/31/97                     385,575                     342,407                     340,017
 2/28/97                     388,550                     344,847                     342,616
 3/31/97                     384,950                     340,948                     339,154
 4/30/97                     387,300                     342,665                     340,987
 5/31/97                     391,150                     346,398                     345,286
 6/30/97                     395,325                     349,442                     348,540
 7/31/97                     402,450                     355,774                     356,393
 8/31/97                     401,650                     353,890                     353,446
 9/30/97                     405,500                     357,088                     357,250
10/31/97                     407,950                     359,266                     358,926
11/30/97                     411,125                     360,402                     360,485
12/31/97                     415,550                     363,650                     365,196
 1/31/98                     418,000                     366,839                     368,244
 2/28/98                     418,825                     367,291                     368,482
 3/31/98                     419,775                     367,914                     368,496
 4/30/98                     419,550                     366,147                     366,686
 5/31/98                     423,850                     370,493                     371,914
 6/30/98                     425,450                     371,642                     373,094
 7/31/98                     426,750                     372,987                     373,868
 8/31/98                     431,475                     378,008                     379,545
 9/30/98                     435,375                     381,867                     383,904
10/31/98                     434,750                     382,681                     383,821
11/30/98                     436,200                     383,197                     384,675
12/31/98                     438,125                     384,885                     386,039
 1/31/99                     441,350                     388,766                     390,514
 2/28/99                     440,150                     388,299                     388,261
 3/31/99                     441,025                     388,855                     387,881
 4/30/99                     442,200                     389,967                     388,947
 5/31/99                     441,125                     388,647                     386,554
 6/30/99                     436,450                     384,349                     381,024
 7/31/99                     437,850                     386,364                     382,927
 8/31/99                     434,900                     386,384                     381,113
 9/30/99                     434,300                     387,714                     381,360
10/31/99                     431,350                     386,860                     378,572
11/30/99                     434,400                     388,895                     382,037
12/31/99                     432,600                     387,624                     380,295
 1/31/00                     430,475                     387,446                     378,521
 2/29/00                     434,725                     388,637                     381,599
 3/31/00                     441,175                     392,121                     387,097
 4/30/00                     440,125                     391,347                     385,462
 5/31/00                     438,700                     391,188                     383,564
 6/30/00                     446,850                     398,424                     391,835
 7/31/00                     451,750                     402,762                     396,369
 8/31/00                     456,900                     406,980                     401,193
 9/30/00                     456,300                     406,305                     399,904
10/31/00                     459,150                     409,184                     403,254
11/30/00                     461,600                     410,775                     405,150
12/31/00                     470,025                     417,375                     413,650
 1/31/01                     473,750                     424,600                     418,275
 2/28/01                     476,900                     425,650                     419,575
 3/31/01                     479,700                     429,025                     422,800
 4/30/01                     476,750                     426,775                     418,225


                                                                                     AVERAGE ANNUAL TOTAL RETURNS
 Periods Ended                                                            1 Year    3 Years     5 Years      Since
 April 30, 2001                                                                                         12/13/91 1

 Municipal Bond Fund--Institutional Class                                  8.31%      4.35%       5.56%      7.12%

--------------------------------------------------------------------------------
1 The Fund's inception date.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
The Lehman Brothers 5 Year General Obligation Index includes over 1,900 intermediate term General Obligation tax-exempt municipal bonds with an average maturity range of 4 to 6 years. The index includes tax-exempt municipal issues with a minimum par amount of $5 million.
Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the category indicated. Benchmark returns are for the period beginning December 31, 1991.

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

MUNICIPAL BOND FUND--INVESTMENT CLASS, LEHMAN BROTHERS 5 YEAR
G.O. INDEX AND LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS AVERAGE
GROWTH OF A $10,000 INVESTMENT (SINCE JULY 30, 1997) 1


                                       US$
                                                                            Lipper Intermediate
                      Municipal Bond Fund--     Lehman Brothers 5 Year      Municipal Debt Funds
                    Investment Class $11,754      G.O. Index $11,996          Average $11,666
 7/30/97                    $10,000                    $10,000                    $10,000
 8/31/97                      9,970                      9,947                      9,920
 9/30/97                     10,064                     10,037                     10,022
10/31/97                     10,122                     10,098                     10,071
11/30/97                     10,199                     10,130                     10,111
12/31/97                     10,307                     10,221                     10,240
 1/31/98                     10,375                     10,311                     10,327
 2/28/98                     10,393                     10,324                     10,332
 3/31/98                     10,405                     10,341                     10,334
 4/30/98                     10,407                     10,292                     10,282
 5/31/98                     10,512                     10,414                     10,428
 6/30/98                     10,549                     10,446                     10,458
 7/31/98                     10,580                     10,484                     10,477
 8/31/98                     10,694                     10,625                     10,631
 9/30/98                     10,789                     10,733                     10,745
10/31/98                     10,771                     10,756                     10,742
11/30/98                     10,805                     10,771                     10,763
12/31/98                     10,850                     10,818                     10,800
 1/31/99                     10,927                     10,927                     10,924
 2/28/99                     10,905                     10,914                     10,862
 3/31/99                     10,915                     10,930                     10,855
 4/30/99                     10,942                     10,961                     10,885
 5/31/99                     10,913                     10,924                     10,821
 6/30/99                     10,805                     10,803                     10,668
 7/31/99                     10,828                     10,860                     10,718
 8/31/99                     10,752                     10,860                     10,663
 9/30/99                     10,736                     10,898                     10,666
10/31/99                     10,662                     10,874                     10,587
11/30/99                     10,736                     10,931                     10,678
12/31/99                     10,681                     10,895                     10,628
 1/31/00                     10,637                     10,890                     10,577
 2/29/00                     10,740                     10,924                     10,659
 3/31/00                     10,897                     11,022                     10,810
 4/30/00                     10,869                     11,000                     10,766
 5/31/00                     10,832                     10,995                     10,717
 6/30/00                     11,031                     11,199                     10,940
 7/31/00                     11,149                     11,321                     11,063
 8/31/00                     11,274                     11,439                     11,197
 9/30/00                     11,257                     11,420                     11,164
10/31/00                     11,325                     11,501                     11,247
11/30/00                     11,381                     11,546                     11,299
12/31/00                     11,586                     11,731                     11,537
 1/31/01                     11,676                     11,935                     11,662
 2/28/01                     11,751                     11,964                     11,696
 3/31/01                     11,828                     12,059                     11,787
 4/30/01                     11,754                     11,996                     11,666


                                                                AVERAGE ANNUAL TOTAL RETURNS
 Periods Ended                                                 1 Year     3 Years      Since
 April 30, 2001                                                                    7/30/97 1

 Municipal Bond Fund--Investment Class                          8.14%       4.14%      4.40%

--------------------------------------------------------------------------------
1 The Fund's inception date.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
The Lehman Brothers 5 Year General Obligation Index includes over 1,900 intermediate term General Obligation tax-exempt municipal bonds with an average maturity range of 4 to 6 years. The index includes tax-exempt municipal issues with a minimum par amount of $5 million.
Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the category indicated. Benchmark returns are for the period beginning July 31, 1997.

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

SHORT-TERM MUNICIPAL BOND FUND--INSTITUTIONAL CLASS,
IMONEYNET ALL TAX-FREE MONEY FUNDS AVERAGE
AND LIPPER SHORT-TERM MUNICIPAL DEBT FUNDS AVERAGE
GROWTH OF A $250,000 INVESTMENT (SINCE MARCH 6, 1995) 1

                                       US$

                                                                                                Lipper Short-Term
                 Short-term Municipal Bond Fund--        iMoney Net All Tax-Free               Municipal Debt Funds
                   Institutional Class $344,025        Money Funds Average $301,244              Average $323,572

  3/6/95                    $250,000                            $250,000                            $250,000
 4/30/95                     253,075                             250,750                             250,813
 5/31/95                     254,300                             251,552                             253,422
 6/30/95                     254,675                             252,232                             254,367
 7/31/95                     255,875                             252,913                             255,787
 8/31/95                     257,700                             253,621                             257,036
 9/30/95                     258,500                             254,306                             257,677
10/31/95                     260,975                             255,018                             258,951
11/30/95                     262,675                             255,706                             260,530
12/31/95                     264,650                             256,473                             261,627
 1/31/96                     265,700                             257,114                             263,186
 2/29/96                     266,100                             257,706                             263,497
 3/31/96                     267,175                             258,324                             262,998
 4/30/96                     267,400                             258,970                             263,283
 5/31/96                     268,725                             259,669                             263,857
 6/30/96                     270,275                             260,293                             264,790
 7/31/96                     271,525                             260,891                             265,968
 8/31/96                     272,275                             261,543                             266,563
 9/30/96                     274,300                             262,197                             267,931
10/31/96                     276,350                             262,853                             269,389
11/30/96                     278,625                             263,510                             271,115
12/31/96                     279,425                             264,195                             271,532
 1/31/97                     280,875                             264,856                             272,448
 2/28/97                     282,225                             265,438                             273,656
 3/31/97                     282,075                             266,075                             272,944
 4/30/97                     283,850                             266,767                             273,894
 5/31/97                     286,450                             267,541                             275,558
 6/30/97                     288,450                             268,263                             276,968
 7/31/97                     291,625                             268,961                             279,256
 8/31/97                     291,975                             269,633                             279,254
 9/30/97                     293,800                             270,334                             280,797
10/31/97                     295,525                             271,064                             281,818
11/30/97                     296,725                             271,796                             282,655
12/31/97                     298,775                             272,557                             284,209
 1/31/98                     300,300                             273,238                             285,646
 2/28/98                     301,050                             273,812                             286,362
 3/31/98                     301,300                             274,469                             286,980
 4/30/98                     302,125                             275,210                             286,956
 5/31/98                     304,150                             275,981                             288,749
 6/30/98                     305,500                             276,671                             289,801
 7/31/98                     306,625                             277,335                             290,643
 8/31/98                     309,250                             278,000                             292,764
 9/30/98                     311,250                             278,668                             294,355
10/31/98                     311,775                             279,336                             295,387
11/30/98                     312,625                             279,951                             295,938
12/31/98                     314,050                             280,595                             297,028
 1/31/99                     315,625                             281,212                             298,710
 2/28/99                     315,375                             281,690                             298,971
 3/31/99                     316,100                             282,282                             299,429
 4/30/99                     317,075                             282,874                             300,193
 5/31/99                     317,150                             283,553                             300,338
 6/30/99                     316,000                             284,177                             299,271
 7/31/99                     317,125                             284,774                             300,227
 8/31/99                     315,775                             285,400                             300,307
 9/30/99                     316,275                             286,057                             301,044
10/31/99                     315,925                             286,743                             301,226
11/30/99                     317,925                             287,460                             302,224
12/31/99                     317,800                             288,236                             302,307
 1/31/00                     317,350                             288,928                             302,419
 2/29/00                     319,375                             289,593                             303,576
 3/31/00                     322,100                             290,346                             305,017
 4/30/00                     322,950                             291,159                             305,295
 5/31/00                     322,850                             292,149                             305,644
 6/30/00                     326,250                             293,025                             308,292
 7/31/00                     328,825                             293,875                             310,250
 8/31/00                     330,725                             294,756                             311,984
 9/30/00                     331,825                             295,641                             312,606
10/31/00                     333,350                             296,557                             313,900
11/30/00                     335,150                             297,477                             314,920
12/31/00                     337,975                             298,399                             317,674
 1/31/01                     340,775                             299,085                             320,760
 2/28/01                     342,125                             299,773                             321,777
 3/31/01                     344,125                             300,462                             323,503
 4/30/01                     344,025                             301,244                             323,572


                                                                                      AVERAGE ANNUAL TOTAL RETURNS
 Periods Ended                                                            1 Year    3 Years     5 Years      Since
 April 30, 2001                                                                                           3/6/95 1
 Short-Term Municipal Bond Fund--Institutional Class                       6.51%      4.42%       5.17%      5.33%

--------------------------------------------------------------------------------

1 The Fund's inception date.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
Money Fund Averages are compiled by iMoneyNet, Inc., an independent money market mutual fund rating service. The iMoneyNet All Tax-Free Money Funds Average is the average of all tax-exempt municipal money market funds that invest in obligations of tax-exempt entities, including state and municipal authorities. Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the category indicated. Benchmark returns are for the period beginning March 31, 1995.

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

SHORT-TERM MUNICIPAL BOND FUND--INVESTMENT CLASS,
IMONEYNET ALL TAX-FREE MONEY FUNDS AVERAGE AND LIPPER
SHORT-TERM MUNICIPAL DEBT FUNDS AVERAGE
GROWTH OF A $10,000 INVESTMENT (SINCE DECEMBER 3, 1997) 1

                                                            US$

                          Short-Term                                         Lipper Short-Term
                     Municipal Bond Fund--      iMoneyNet All Tax-Free      Municipal Debt Funds
                   Investment Class $11,533   Money Funds Average $11,083     Average $11,446
 12/3/97                    $10,000                    $10,000                    $10,000
12/31/97                     10,065                     10,028                     10,055
 1/31/98                     10,114                     10,053                     10,106
 2/28/98                     10,137                     10,074                     10,131
 3/31/98                     10,144                     10,098                     10,153
 4/30/98                     10,169                     10,126                     10,153
 5/31/98                     10,235                     10,154                     10,216
 6/30/98                     10,289                     10,179                     10,253
 7/31/98                     10,314                     10,204                     10,284
 8/31/98                     10,400                     10,228                     10,358
 9/30/98                     10,465                     10,253                     10,413
10/31/98                     10,480                     10,277                     10,450
11/30/98                     10,506                     10,300                     10,470
12/31/98                     10,591                     10,324                     10,508
 1/31/99                     10,642                     10,346                     10,567
 2/28/99                     10,641                     10,364                     10,577
 3/31/99                     10,664                     10,386                     10,594
 4/30/99                     10,684                     10,408                     10,621
 5/31/99                     10,684                     10,433                     10,627
 6/30/99                     10,644                     10,456                     10,591
 7/31/99                     10,679                     10,477                     10,625
 8/31/99                     10,642                     10,501                     10,629
 9/30/99                     10,657                     10,525                     10,654
10/31/99                     10,642                     10,550                     10,661
11/30/99                     10,696                     10,576                     10,697
12/31/99                     10,688                     10,605                     10,700
 1/31/00                     10,682                     10,630                     10,704
 2/29/00                     10,748                     10,655                     10,745
 3/31/00                     10,827                     10,682                     10,795
 4/30/00                     10,853                     10,712                     10,805
 5/31/00                     10,847                     10,749                     10,817
 6/30/00                     10,970                     10,781                     10,910
 7/31/00                     11,043                     10,812                     10,979
 8/31/00                     11,116                     10,845                     11,039
 9/30/00                     11,151                     10,877                     11,061
10/31/00                     11,199                     10,911                     11,108
11/30/00                     11,247                     10,945                     11,144
12/31/00                     11,350                     10,979                     11,239
 1/31/01                     11,431                     11,004                     11,346
 2/28/01                     11,474                     11,029                     11,382
 3/31/01                     11,539                     11,055                     11,442
 4/30/01                     11,533                     11,083                     11,446


                                                                                      AVERAGE ANNUAL TOTAL RETURNS
 Periods Ended                                                                       1 Year     3 Years      Since
 April 30, 2001                                                                                          12/3/97 1

 Short Term Municipal Bond Fund--Investment Class                                     6.26%       4.28%      4.28%

--------------------------------------------------------------------------------

1 The Fund's inception date.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
Money Fund Averages are compiled by iMoneyNet, Inc., an independent money market mutual fund rating service. The iMoneyNet All Tax-Free Money Funds Average is the average of all tax-exempt municipal money market funds that invest in obligations of tax-exempt entities, including state and municipal authorities. Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the category indicated. Benchmark returns are for the period beginning November 30, 1997.

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

FIXED INCOME FUND--INSTITUTIONAL CLASS,
LEHMAN BROTHERS AGGREGATE BOND INDEX AND
LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUNDS AVERAGE
GROWTH OF A $250,000 INVESTMENT (SINCE SEPTEMBER 18, 1992) 1

                                       US$

                                                                                Lipper Intermediate Investment
                      Fixed Income Fund--           Lehman Brothers Aggregate           Grade Debt Funds
                   Institutional Class $473,200       Bond Index $443,925               Average $422,675

 9/18/92                    $250,000                        $250,000                        $250,000
10/31/92                     249,500                         246,675                         245,974
11/30/92                     249,300                         246,774                         245,723
12/31/92                     255,225                         250,648                         249,500
 1/31/93                     261,500                         255,460                         254,581
 2/28/93                     268,100                         259,931                         259,681
 3/31/93                     270,200                         261,023                         261,024
 4/30/93                     271,825                         262,850                         262,855
 5/31/93                     274,025                         263,192                         262,890
 6/30/93                     278,750                         267,955                         268,087
 7/31/93                     281,250                         269,483                         269,687
 8/31/93                     289,525                         274,199                         274,933
 9/30/93                     291,975                         274,939                         275,943
10/31/93                     292,625                         275,956                         277,203
11/30/93                     288,650                         273,611                         274,679
12/31/93                     290,025                         275,088                         276,268
 1/31/94                     295,600                         278,802                         280,066
 2/28/94                     288,375                         273,951                         274,697
 3/31/94                     280,725                         267,184                         268,182
 4/30/94                     281,525                         265,047                         265,421
 5/31/94                     281,300                         265,020                         264,914
 6/30/94                     282,200                         264,437                         264,304
 7/31/94                     285,975                         269,699                         268,482
 8/31/94                     286,400                         270,023                         268,996
 9/30/94                     284,875                         266,054                         265,774
10/31/94                     285,075                         265,814                         265,368
11/30/94                     283,200                         265,229                         264,495
12/31/94                     284,425                         267,060                         265,903
 1/31/95                     289,375                         272,347                         270,238
 2/28/95                     295,650                         278,829                         276,186
 3/31/95                     298,900                         280,530                         277,948
 4/30/95                     302,400                         284,457                         281,796
 5/31/95                     314,025                         295,466                         291,974
 6/30/95                     314,875                         297,623                         293,803
 7/31/95                     315,175                         296,968                         293,213
 8/31/95                     319,025                         300,561                         296,656
 9/30/95                     322,250                         303,477                         299,407
10/31/95                     326,500                         307,422                         303,241
11/30/95                     331,025                         312,033                         307,537
12/31/95                     335,950                         316,402                         311,644
 1/31/96                     337,925                         318,490                         313,664
 2/29/96                     332,125                         312,948                         308,377
 3/31/96                     330,450                         310,758                         306,335
 4/30/96                     329,025                         309,017                         304,527
 5/31/96                     328,600                         308,399                         304,103
 6/30/96                     332,675                         312,532                         307,687
 7/31/96                     333,550                         313,376                         308,438
 8/31/96                     333,775                         312,843                         308,253
 9/30/96                     339,175                         318,287                         313,610
10/31/96                     346,950                         325,353                         320,106
11/30/96                     353,425                         330,916                         325,741
12/31/96                     351,025                         327,839                         322,920
 1/31/97                     351,600                         328,855                         323,979
 2/28/97                     353,050                         329,677                         324,941
 3/31/97                     349,250                         326,018                         321,400
 4/30/97                     354,600                         330,908                         325,700
 5/31/97                     356,975                         334,051                         328,663
 6/30/97                     361,700                         338,027                         332,535
 7/31/97                     371,650                         347,153                         341,485
 8/31/97                     368,075                         344,203                         338,455
 9/30/97                     373,825                         349,262                         343,319
10/31/97                     378,950                         354,327                         347,324
11/30/97                     380,250                         355,957                         348,492
12/31/97                     384,125                         359,552                         351,802
 1/31/98                     389,725                         364,154                         356,567
 2/28/98                     388,350                         363,863                         356,156
 3/31/98                     389,650                         365,100                         357,484
 4/30/98                     391,600                         366,998                         359,083
 5/31/98                     396,150                         370,485                         362,437
 6/30/98                     399,950                         373,634                         365,136
 7/31/98                     400,100                         374,419                         365,842
 8/31/98                     408,800                         380,522                         370,038
 9/30/98                     416,750                         389,426                         378,281
10/31/98                     410,150                         387,362                         375,129
11/30/98                     413,250                         389,570                         377,467
12/31/98                     414,500                         390,738                         378,941
 1/31/99                     417,350                         393,513                         381,485
 2/28/99                     410,775                         386,626                         374,630
 3/31/99                     414,050                         388,753                         377,435
 4/30/99                     414,950                         389,997                         378,668
 5/31/99                     412,350                         386,565                         374,746
 6/30/99                     411,250                         385,328                         373,121
 7/31/99                     410,600                         383,671                         371,910
 8/31/99                     409,525                         383,479                         371,352
 9/30/99                     413,650                         387,927                         375,099
10/31/99                     413,750                         389,363                         375,661
11/30/99                     414,550                         389,324                         375,996
12/31/99                     412,225                         387,455                         374,314
 1/31/00                     411,550                         386,176                         372,914
 2/29/00                     417,075                         390,849                         376,657
 3/31/00                     423,175                         396,008                         381,249
 4/30/00                     421,300                         394,860                         378,519
 5/31/00                     420,350                         394,662                         377,774
 6/30/00                     428,200                         402,871                         385,797
 7/31/00                     433,175                         406,538                         388,820
 8/31/00                     439,700                         412,432                         393,995
 9/30/00                     442,100                         415,031                         396,550
10/31/00                     445,000                         417,770                         397,465
11/30/00                     453,525                         424,775                         403,625
12/31/00                     461,700                         432,650                         411,725
 1/31/01                     467,700                         439,725                         418,900
 2/28/01                     472,700                         443,550                         422,775
 3/31/01                     475,675                         445,775                         425,025
 4/30/01                     473,200                         443,925                         422,675


                                                                AVERAGE ANNUAL TOTAL RETURNS
 Periods Ended                                      1 Year    3 Years     5 Years      Since
 April 30, 2001                                                                    9/18/92 1

 Fixed Income Fund--Institutional Class             12.32%      6.51%       7.54%      7.69%

--------------------------------------------------------------------------------

1 The Fund's inception date.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
The Lehman Brothers Aggregate Bond Index is unmanaged and represents US Domestic taxable investment grade bonds including US Treasuries, agencies, corporate, mortgage-backed and asset-backed securities with an average maturity and duration in the intermediate range.
Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the category indicated. Benchmark returns are for the period beginning September 30, 1992.

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

FIXED INCOME FUND--INVESTMENT CLASS, LEHMAN BROTHERS AGGREGATE BOND INDEX AND LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUNDS AVERAGE
GROWTH OF A $10,000 INVESTMENT (SINCE FEBRUARY 11, 1998) 1


                                       US$

                                                                       Lipper Intermediate Investment
                      Fixed Income Fund--    Lehman Brothers Aggregate       Grade Debt Funds
                   Investment Class $12,062      Bond Index $12,199           Average $11,839

 2/11/98                    $10,000                    $10,000                    $10,000
 3/31/98                     10,024                     10,034                     10,036
 4/30/98                     10,063                     10,087                     10,080
 5/31/98                     10,178                     10,182                     10,172
 6/30/98                     10,273                     10,269                     10,248
 7/31/98                     10,285                     10,291                     10,266
 8/31/98                     10,496                     10,458                     10,391
 9/30/98                     10,698                     10,703                     10,623
10/31/98                     10,526                     10,646                     10,543
11/30/98                     10,604                     10,707                     10,599
12/31/98                     10,634                     10,739                     10,640
 1/31/99                     10,705                     10,816                     10,709
 2/28/99                     10,534                     10,627                     10,514
 3/31/99                     10,616                     10,686                     10,590
 4/30/99                     10,636                     10,720                     10,626
 5/31/99                     10,568                     10,626                     10,513
 6/30/99                     10,538                     10,592                     10,474
 7/31/99                     10,508                     10,547                     10,436
 8/31/99                     10,489                     10,541                     10,420
 9/30/99                     10,593                     10,664                     10,527
10/31/99                     10,594                     10,703                     10,543
11/30/99                     10,611                     10,702                     10,550
12/31/99                     10,548                     10,651                     10,504
 1/31/00                     10,530                     10,616                     10,465
 2/29/00                     10,670                     10,744                     10,570
 3/31/00                     10,823                     10,886                     10,701
 4/30/00                     10,773                     10,855                     10,638
 5/31/00                     10,736                     10,850                     10,617
 6/30/00                     10,946                     11,075                     10,832
 7/31/00                     11,060                     11,176                     10,917
 8/31/00                     11,224                     11,338                     11,061
 9/30/00                     11,294                     11,409                     11,137
10/31/00                     11,355                     11,485                     11,169
11/30/00                     11,572                     11,672                     11,337
12/31/00                     11,790                     11,889                     11,557
 1/31/01                     11,940                     12,083                     11,748
 2/28/01                     12,065                     12,189                     11,855
 3/31/01                     12,139                     12,250                     11,907
 4/30/01                     12,062                     12,199                     11,839

                                             AVERAGE ANNUAL TOTAL RETURNS
 Periods Ended                              1 Year     3 Years      Since
 April 30, 2001                                                 2/11/98 1

 Fixed Income Fund--Investment Class        11.95%       6.23%      6.01%

--------------------------------------------------------------------------------
1 The Fund's inception date.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
The Lehman Brothers Aggregate Bond Index is unmanaged and represents US domestic taxable investment grade bonds including US Treasuries, agencies, corporate, mortgage-backed and asset-backed securities with an average maturity and duration in the intermediate range.
Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the category indicated. Benchmark returns are for the period beginning February 28, 1998.

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

SHORT-TERM FIXED INCOME FUND--INSTITUTIONAL CLASS, MERRILL LYNCH 1 YEAR TREASURY BILL INDEX AND LIPPER SHORT INVESTMENT GRADE DEBT FUNDS AVERAGE GROWTH OF A $250,000 INVESTMENT (SINCE MARCH 13, 1995) 1


                                       US$

                                                      Merrill Lynch          Lipper Short Investment
                    Short-Term Income Fund--      1 Year Treasury Bill          Grade Debt Funds
                  Institutional Class $365,750       Index $356,375             Average $360,325
 3/13/95                    $250,000                    $250,000                    $250,000
 4/30/95                     251,750                     252,300                     252,264
 5/31/95                     253,175                     254,550                     256,707
 6/30/95                     254,175                     256,000                     258,108
 7/31/95                     255,475                     257,275                     258,775
 8/31/95                     256,725                     258,500                     260,543
 9/30/95                     258,050                     259,575                     262,032
10/31/95                     259,550                     261,125                     264,174
11/30/95                     261,350                     262,675                     266,514
12/31/95                     263,200                     264,150                     268,647
 1/31/96                     264,800                     265,825                     270,687
 2/29/96                     264,750                     266,150                     269,404
 3/31/96                     265,750                     266,875                     269,058
 4/30/96                     266,200                     267,800                     269,036
 5/31/96                     266,975                     268,775                     269,484
 6/30/96                     269,150                     270,200                     271,422
 7/31/96                     270,000                     271,225                     272,466
 8/31/96                     271,125                     272,500                     273,340
 9/30/96                     273,350                     274,350                     275,941
10/31/96                     275,375                     276,375                     278,986
11/30/96                     277,300                     277,750                     281,398
12/31/96                     277,600                     278,675                     281,331
 1/31/97                     278,725                     280,050                     282,632
 2/28/97                     280,050                     281,075                     283,497
 3/31/97                     281,125                     281,775                     283,215
 4/30/97                     283,025                     283,450                     285,424
 5/31/97                     284,675                     285,200                     287,280
 6/30/97                     286,625                     286,900                     289,270
 7/31/97                     288,900                     288,950                     292,642
 8/31/97                     289,750                     289,850                     292,791
 9/30/97                     291,675                     291,400                     295,021
10/31/97                     293,550                     293,000                     296,861
11/30/97                     294,600                     293,875                     297,516
12/31/97                     296,350                     295,250                     299,170
 1/31/98                     298,750                     297,175                     301,856
 2/28/98                     298,925                     297,925                     302,195
 3/31/98                     300,400                     299,475                     303,391
 4/30/98                     301,600                     300,850                     304,788
 5/31/98                     303,775                     302,075                     306,445
 6/30/98                     305,300                     303,525                     307,836
 7/31/98                     306,550                     304,950                     309,076
 8/31/98                     310,550                     307,425                     311,540
 9/30/98                     315,125                     309,925                     314,968
10/31/98                     313,925                     311,525                     314,592
11/30/98                     314,225                     311,550                     315,158
12/31/98                     315,675                     312,650                     316,399
 1/31/99                     317,550                     313,750                     317,948
 2/28/99                     317,125                     313,925                     316,553
 3/31/99                     319,700                     315,825                     318,977
 4/30/99                     320,975                     316,950                     320,098
 5/31/99                     321,075                     317,800                     319,540
 6/30/99                     322,075                     319,150                     320,046
 7/31/99                     323,500                     320,450                     320,379
 8/31/99                     324,550                     321,425                     320,870
 9/30/99                     327,100                     323,125                     323,192
10/31/99                     328,000                     323,900                     323,901
11/30/99                     329,000                     324,575                     324,832
12/31/99                     329,700                     325,250                     325,360
 1/31/00                     330,750                     326,100                     325,416
 2/29/00                     333,125                     327,750                     327,486
 3/31/00                     335,625                     329,425                     329,355
 4/30/00                     336,725                     331,150                     329,572
 5/31/00                     337,850                     332,925                     330,466
 6/30/00                     341,375                     335,475                     334,265
 7/31/00                     343,600                     337,200                     336,312
 8/31/00                     345,225                     338,375                     338,800
 9/30/00                     347,650                     340,350                     341,675
10/31/00                     349,750                     341,925                     342,687
11/30/00                     352,775                     344,050                     345,832
12/31/00                     356,150                     347,275                     349,758
 1/31/01                     359,500                     350,975                     354,529
 2/28/01                     362,050                     352,300                     356,943
 3/31/01                     364,325                     354,650                     359,563
 4/30/01                     365,750                     356,375                     360,334


                                                                 AVERAGE ANNUAL TOTAL RETURNS
 Periods Ended                                       1 Year    3 Years     5 Years      Since
 April 30, 2001                                                                     3/13/95 1

 Short-Term Fixed Income Fund--Institutional Class    8.60%      6.64%       6.56%      6.40%
----------------------------------------------------------------------------------------------

1 The Fund's inception date.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
The Merrill Lynch 1 Year T-Bill Index tracks the performance of the 1 Year Treasury Bill market.
Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the category indicated. Benchmark returns are for the period beginning March 31, 1995.

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

HIGH YIELD BOND FUND--INSTITUTIONAL CLASS, CS FIRST BOSTON
HIGH YIELD INDEX AND LIPPER HIGH YIELD FUNDS AVERAGE
GROWTH OF A $250,000 INVESTMENT (SINCE MARCH 16, 1998) 1

                                       US$

                                                   CS First Boston
                      High Yield Bond Fund--          High Yield           Lipper High Yield Funds
                   Institutional Class $285,925     Index $247,975             Average $233,100
 3/16/98                    $250,000                    $249,801                    $250,000
 4/30/98                     253,200                     251,674                     249,243
 5/31/98                     254,025                     252,429                     252,461
 6/30/98                     253,825                     252,959                     253,640
 7/31/98                     257,750                     254,730                     253,925
 8/31/98                     235,175                     237,434                     257,090
 9/30/98                     233,175                     237,410                     259,205
10/31/98                     230,475                     232,686                     258,421
11/30/98                     251,025                     244,484                     258,915
12/31/98                     245,350                     243,919                     259,563
 1/31/99                     248,700                     246,211                     261,509
 2/28/99                     250,450                     245,696                     260,718
 3/31/99                     260,300                     247,932                     261,304
 4/30/99                     268,425                     253,414                     262,220
 5/31/99                     261,175                     250,676                     261,257
 6/30/99                     263,300                     250,802                     258,026
 7/31/99                     266,125                     250,927                     258,348
 8/31/99                     263,950                     248,692                     255,161
 9/30/99                     265,125                     246,777                     254,396
10/31/99                     268,425                     245,571                     250,052
11/30/99                     276,150                     248,905                     251,510
12/31/99                     283,675                     251,920                     248,197
 1/31/00                     285,350                     250,915                     245,312
 2/29/00                     292,875                     252,466                     247,594
 3/31/00                     287,125                     248,679                     251,170
 4/30/00                     286,950                     248,309                     250,071
 5/31/00                     277,850                     244,334                     247,944
 6/30/00                     286,000                     249,810                     251,674
 7/31/00                     289,225                     252,158                     254,048
 8/31/00                     292,625                     253,848                     257,076
 9/30/00                     287,950                     251,512                     256,594
10/31/00                     275,000                     243,687                     257,330
11/30/00                     258,725                     234,075                     221,100
12/31/00                     263,325                     238,800                     225,475
 1/31/01                     287,825                     253,575                     239,750
 2/28/01                     292,375                     255,675                     240,900
 3/31/01                     285,625                     250,575                     235,950
 4/30/01                     285,925                     247,975                     233,100

                                                AVERAGE ANNUAL TOTAL RETURNS
 Periods Ended                                 1 Year     3 Years      Since
 April 30, 2001                                                    3/16/98 1

 High Yield Bond Fund--Institutional Class     (0.40)%      4.13%      4.39%

--------------------------------------------------------------------------------
1 The Fund's inception date.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
The CS First Boston High Yield Index is a trader-priced portfolio constructed to mirror the global high yield debt market.
Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the category indicated. The CS First Boston High Yield Index returns are for the period beginning March 18, 1998. Lipper returns are for the period beginning March 31, 1998.

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

HIGH YIELD BOND FUND--INVESTMENT CLASS, CS FIRST BOSTON
HIGH YIELD INDEX AND LIPPER HIGH YIELD FUNDS AVERAGE
GROWTH OF A $10,000 INVESTMENT (SINCE SEPTEMBER 15, 1998) 1


                                       US$


                                                   CS First Boston
                     High Yield Bond Fund--          High Yield           Lipper High Yield Funds
                   Investment Class $12,343         Index $10,445             Average $10,076
 9/15/98                    $10,000                    $10,000                    $10,000
10/31/98                     10,026                      9,801                      9,970
11/30/98                     10,918                     10,298                      9,989
12/31/98                     10,668                     10,274                     10,013
 1/31/99                     10,812                     10,371                     10,089
 2/28/99                     10,885                     10,349                     10,058
 3/31/99                     11,310                     10,443                     10,081
 4/30/99                     11,646                     10,674                     10,116
 5/31/99                     11,341                     10,559                     10,078
 6/30/99                     11,419                     10,564                      9,954
 7/31/99                     11,539                     10,569                      9,966
 8/31/99                     11,441                     10,475                      9,843
 9/30/99                     11,490                     10,395                      9,814
10/31/99                     11,631                     10,344                      9,647
11/30/99                     11,976                     10,484                      9,704
12/31/99                     12,302                     10,611                      9,575
 1/31/00                     12,360                     10,569                      9,464
 2/29/00                     12,689                     10,634                      9,552
 3/31/00                     12,448                     10,475                      9,690
 4/30/00                     12,438                     10,459                      9,648
 5/31/00                     12,041                     10,292                      9,566
 6/30/00                     12,393                     10,522                      9,710
 7/31/00                     12,531                     10,621                      9,802
 8/31/00                     12,675                     10,692                      9,919
 9/30/00                     12,470                     10,594                      9,900
10/31/00                     11,902                     10,264                      9,929
11/30/00                     11,195                      9,860                      9,554
12/31/00                     11,378                     10,058                      9,744
 1/31/01                     12,448                     10,681                     10,372
 2/28/01                     12,627                     10,769                     10,417
 3/31/01                     12,333                     10,555                     10,192
 4/30/01                     12,343                     10,445                     10,076

                                             AVERAGE ANNUAL TOTAL RETURNS
 Periods Ended                                          1 Year      Since
 April 30, 2001                                                 9/15/98 1

 High Yield Bond Fund--Investment Class                 (0.77)%     8.36%

--------------------------------------------------------------------------------
1 The Fund's inception date.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
The CS First Boston High Yield Index is a trader-priced portfolio constructed to mirror the global high yield debt market.
Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the category indicated. Benchmark returns are for the period beginning September 30, 1998.

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

HIGH YIELD BOND FUND--PREMIER CLASS, CS FIRST BOSTON
HIGH YIELD INDEX AND LIPPER HIGH YIELD FUNDS AVERAGE
GROWTH OF A $5,000,000 INVESTMENT (SINCE OCTOBER 31, 2000) 1


                                       US$

                                                       CS First Boston
                      High Yield Bond Fund--              High Yield              Lipper High Yield Funds
                     Premier Class $5,201,500          Index $5,088,000             Average $4,991,500

10/31/00                    $5,000,000                    $5,000,000                    $5,000,000
11/30/00                     4,704,500                     4,803,000                     4,743,500
12/31/00                     4,788,000                     4,899,500                     4,839,500
 1/31/01                     5,234,500                     5,203,000                     5,145,000
 2/28/01                     5,311,500                     5,245,500                     5,170,000
 3/31/01                     5,195,500                     5,141,500                     5,043,000
 4/30/01                     5,201,500                     5,088,000                     4,991,500

                                         AVERAGE CUMULATIVE TOTAL RETURNS
 Periods Ended                                                      Since
 April 30, 2001                                                10/31/00 1

 High Yield Bond--Premier Class                                     4.03%

--------------------------------------------------------------------------------
1 The Fund's inception date.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
The CS First Boston High Yield Index is a trader-priced portfolio constructed to mirror the global high yield debt market.
Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the category indicated. Benchmark returns are for the period beginning October 31, 2000.

--------------------------------------------------------------------------------
                                       19

Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2001 (Unaudited)

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            MUNICIPAL BONDS--97.75%
            ALABAMA--1.96%
            Alabama Housing Finance Authority,
              Multi-Family Mortgage, The Club
              Apartments, RB, Series I, AMT,
$1,875,000    5.65%, 6/1/08 ..................... $  1,878,150
            Alabama, 21st Century Authority,
              Tobacco Settlement Revenue, RB,
 2,000,000    5.75%, 12/1/20 ....................    1,947,220
            Birmingham, Alabama, Private
              Education Building, Miles College,
              RB, ACA,
   310,000    5.50%, 5/1/28 .....................      282,106
            Birmingham, Alabama, Special Care
              Facilities Financing Authority,
              Methodist Home for Aging, RB, LOC,
 3,560,000    5.00%, 3/1/14 .....................    3,485,133
            Birmingham, Alabama, Industrial
              Development Board, Industrial
              Revenue Development, American
              Metal Products, RB, AMT, LOC:
   115,000    4.50%, 4/1/04 .....................      113,513
   205,000    5.00%, 4/1/09 .....................      200,924
   120,000    5.50%, 4/1/14 .....................      116,752
   265,000    5.75%, 4/1/19 .....................      255,240
            Birmingham, Alabama, Jefferson
              Alabama Civic Center, Capital
              Outlays, Special Tax Revenue,
   800,000    7.40%, 1/1/08 .....................      802,104
            Birmingham, Alabama, Medical Clinic
              Board, Baptist Medical Centers,
              RB, ETM,
    90,000    8.25%, 7/1/05 .....................       96,683
            Lauderdale & Florence Counties,
              Alabama, Public Hospital, RB, ETM,
   185,000    7.00%, 7/1/07 .....................      200,381
            West Jefferson, Alabama, Amusement
              & Public Park Authority, Visionland
              Alabama Project, RB, Pre-Refunded
              @ 102, 4
   860,000    7.50%, 12/1/06 ....................      970,966
                                                  ------------
                                                    10,349,172
                                                  ------------
            ALASKA--0.20%
            Alaska State Housing Finance Corp.,
              RB, MBIA,
 1,000,000    6.00%, 12/1/15 ....................    1,040,850
                                                  ------------

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            AMERICAN SAMOA--0.24%
            Territiory of American Samoa, GO, ACA:
$  495,000    5.75%, 9/1/05 ..................... $    518,300
   700,000    6.00%, 9/1/07 .....................      744,583
                                                  ------------
                                                     1,262,883
                                                  ------------
            ARIZONA--1.07%
            Arizona Health Facilities, Authority
              Hospital System Revenue Refunding,
              RB, ETM, MBIA,
   280,000    6.25%, 9/1/11 .....................      298,046
            Arizona State Transportation Board,
              Excise Tax Revenue, Maricopa
              County Regional Area Roads. RB,
              AMBAC,
   440,000    5.60%, 7/1/03 .....................      458,370
            Coconino County, Arizona, Unified
              School District, GO, AMBAC,
   260,000    5.00%, 7/1/01 .....................      260,497
            Gila County, Arizona, Industrial
              Development Revenue Authority,
              Cobre Valley Community Hospital,
              RB, ACA,
 1,340,000    5.75%, 12/1/12 ....................    1,350,492
            Maricopa County, Arizona, Hospital
              Revenue Authority, Phoenix Baptist
              Hospital & Medical Center, RB, ETM,
    50,000    7.125%, 10/1/02 ...................       51,365
            Maricopa County, Arizona,
              Industrial Development Authority,
              Pines at Camelback Apartments
              Project, RB, Series A, Asset
              Guaranty:
   145,000    4.90%, 5/1/06 .....................      148,603
   125,000    5.00%, 5/1/07 .....................      128,387
   310,000    5.30%, 5/1/13 .....................      314,833
            Maricopa County, Arizona, Samaritan
              Health Service, RB, ETM,
   170,000    6.75%, 1/1/04 .....................      177,604
            Pinal County, Arizona, Community
              College, RB, AMBAC,
   280,000    4.75%, 7/1/09 .....................      286,264
            Santa Cruz County, Arizona, Industrial
              Development Authority, Citizens
              Utility Company Project, RB,
              Optional Put @ 100, 3
   850,000    4.75%, 8/1/07 .....................      774,069
            Yuma, Arizona, Industrial Development
              Authority, Multi-Family Mortgage,
              Regency Apartments, RB, Series A,
              GNMA,
 1,425,000    5.40%, 12/20/17 ...................    1,424,900
                                                  ------------
                                                     5,673,430
                                                  ------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Municipal Bond
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2001 (Unaudited)

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            ARKANSAS--0.93%
            Arkansas State, Development Finance
              Authority, Correction Facilities
              Revenue, RB, MBIA,
$  255,000    5.10%, 10/1/16 .................... $    256,306
            Drew County, Public Facilities Board,
              Single Family Mortgage, RB,
              Series A-2, FNMA,
   129,000    7.90%, 8/1/11 .....................      135,558
            Fayetteville, Public Facilities Board,
              Single Family Mortgage, RB,
   385,000    7.25%, 4/1/11 .....................      402,464
            Jefferson County, Health Care Facility,
              1978 Conventional Series, RB,
              ETM, FSA,
   125,000    7.40%, 12/1/10 ....................      143,776
            Lonoke County, Residential Housing,
              RB, Series B,
    88,437    7.375%, 4/1/11 ....................       92,458
            Mississippi County, Public Facilities
              Board, RB, Series 1,
   325,000    7.20%, 7/15/10 ....................      347,438
            North Little Rock, Residential Housing
              Facilities, Capital Appreciation, RB, 1
 1,862,000    0.00%, 12/1/10 ....................      963,548
            Rogers County, Sales & Use Tax
               Redevelopment, RB,
 1,875,000    5.35%, 11/1/11 ....................    1,920,075
            Rogers, Sales & Use Tax Revenue, RB,
   270,000    5.00%, 11/1/15 ....................      272,921
            Saline County, Residential Housing
              Facilities, Single Family Mortgage, RB,
   250,000    7.875%, 3/1/11 ....................      259,165
            Stuttgart, Public Facilities Board,
              Single Family Mortgage, RB, Series B,
   124,000    7.75%, 9/1/11 .....................      131,214
                                                  ------------
                                                     4,924,923
                                                  ------------
            CALIFORNIA--3.86%
            Abag, California, Finance Authority for
              Nonprofit Corporations, American
              Baptist Homes, COP, Series A,
   400,000    5.50%, 10/1/07 ....................      379,656
            Atwater, California, Redevelopment
              Agency, Downtown Redevelopment
              Project, Tax Allocation Bond,
              Series A, ACA:
    60,000    5.50%, 6/1/01 .....................       60,089
    55,000    5.50%, 6/1/02 .....................       56,013
    65,000    5.50%, 6/1/03 .....................       66,799

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            California Home Finance Authority,
              Mortgage Backed Securities Program,
              RB, Series B, AMT,GNMA / FNMA,
$   95,000    6.90%, 10/1/24 .................... $     97,883
            California Statewide Communities
              Development Revenue Authority,
              Sunnyside Vermont, RB, FHA / GNMA,
 5,280,000    7.00%, 4/20/36 ....................    5,915,976
            California Statewide Community
              Housing Development, Cudahy Gardens
              Project, RB, Series I, AMT, LOC,
   875,000    5.10%, 10/1/12 ....................      880,705
            California Statewide Community Housing
               Development, Cudahy Gardens
              Project, RB, Series I, Mandatory Put
              @ 100, AMT, LOC, 2
   925,000    5.60%, 4/1/16 .....................      934,657
            California Statewide Community
              Housing Development, Riverside
              Gardens Project, RB, Series J,
              AMT, LOC,
   770,000    5.10%, 10/1/12 ....................      775,020
            Contra Costa County, California,
              Multi-Family Housing, Bollinger
              Crest Apartments, RB, Series C,
              AMT, FNMA,
   400,000    4.85%, 5/1/11 .....................      390,588
            Delta County, California, California
              Home Mortgage Finance,
              Pacific Mortgage Backed Securities,
              RB, Series A, AMT, MBIA / GNMA,
   365,000    6.70%, 6/1/24 .....................      394,999
            Emeryville, California, Redevelopment
              Agency, Residential Mortgage,
              RB, ETM,
   150,000    7.50%, 9/1/11 .....................      169,198
            Fresno, California, Multi-Family Housing
              Authority, Central Valley Coalition
              Projects, RB, Series A, AMT, FNMA,
   235,000    5.15%, 8/1/07 .....................      237,357
            Fresno, California, Multi-Family
              Housing Authority, Central Valley
              Coalition Projects, RB, Series B,
              AMT, FNMA,
   117,000    5.15%, 8/1/07 .....................      118,174
            Fresno, California, Multi-Family Housing
              Authority, Woodlands Apartments
              Projects, RB, Series A, GNMA,
   375,000    6.65%, 5/20/08 ....................      401,051
            Los Angeles, California, Community
              Redevelopment Agency , Angelus
              Plaza Project, RB, Series A, FNMA,
 2,500,000    7.40%, 6/15/10 ....................    2,746,325

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2001 (Unaudited)


 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            Los Angeles, California, Community
              Redevelopment Authority, Monterey
              Hills Project, RB, Series B,
$  130,000    8.65%, 12/1/22 .................... $    143,734
            Los Angeles, California,
              Multi-Family Housing, Earthquake
              Rehabilitation, RB, Series A, AMT,
              FNMA,
   880,000    5.70%, 12/1/27 ....................      904,534
            Los Angeles, California, Multi-Family
              Housing, Earthquake Rehabilitation,
              RB, Series B, Mandatory Put @ 100,
              AMT, FNMA, 2
 3,135,000    5.85%, 12/1/07 ....................    3,241,966
            Sacramento, California, Municipal
              Utility District, RB, Series M, ETM,
   100,000    8.75%, 4/1/03 .....................      107,044
            Turlock, California, Public Financing
              Authority Revenue, RB,
    35,000    5.25%, 9/1/15 .....................       33,468
            Vista, California, Multi-Family Housing,
              Pepperwood Apartments Project, RB,
              Series A, Mandatory Put @ 100,
              FNMA, 2
 2,325,000    5.70%, 6/1/05 .....................    2,393,866
                                                  ------------
                                                    20,449,102
                                                  ------------
            COLORADO--3.82%
            Arvada, Colorado, Industrial
              Development Authority, Wanco
              Incorporated Project, RB, AMT, LOC:
   245,000    5.60%, 12/1/12 ....................      245,012
   355,000    5.80%, 12/1/17 ....................      347,655
            Aurora, Colorado, Centretech
              Metropolitan District, GO, Series C,
              Mandatory Put @ 100, LOC, 2
 1,280,000    4.875%, 12/1/08 ...................    1,290,854
            Aurora, Colorado, Single Family
              Mortgage Revenue, RB, Series A,
   160,000    7.30%, 5/1/10 .....................      166,112
            Boulder County, Colorado, Community
              Hospital Project, RB, ETM,
   170,000    7.00%, 7/1/09 .....................      188,350
            Castle Rock Ranch, Colorado, Public
              Improvements Authority, RB,
   755,000    5.90%, 12/1/03 ....................      786,340
            Colorado Health Facilties Revenue
              Authority, Weld County General
              Hospital Project, RB, ETM,
   195,000    9.375%, 7/1/09 ....................      235,644

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            Colorado Housing Finance Authority,
              Multi-Family Insured Mortgage,
              RB, Series C-3, FHA,
$1,455,000    5.70%, 10/1/21 .................... $  1,454,927
            Colorado Housing Finance Authority,
              Single Family Program, RB, AMT,
    70,000    5.75%, 11/1/04 ....................       70,043
            Colorado Housing Finance Authority,
              Single Family Program, RB, Series A,
   150,000    4.75%, 11/1/05 ....................      153,972
            Colorado Housing Finance Authority,
              Single Family Program, RB, Series A-3,
   765,000    6.50%, 5/1/16 .....................      832,626
            Colorado Housing Finance Authority,
              Single Family Program, RB,
                Series B-2, AMT,
   740,000    6.40%, 11/1/24 ....................      792,836
            Colorado Housing Finance Authority,
              Single Family Program, RB,
              Series B-3,
 1,065,000    6.55%, 5/1/25 .....................    1,144,374
            Colorado Housing Finance Authority,
              Single Family Program, RB, Series C,
   135,000    5.00%, 5/1/05 .....................      134,372
            Colorado Housing Finance Authority,
              Single Family Program, RB,
                Series D-1, AMT,
   725,000    5.20%, 12/1/05 ....................      749,556
            Colorado Housing Finance Authority,
              Single Family Program, RB, Series D-3,
 1,000,000    5.15%, 4/1/11 .....................    1,023,360
            Colorado Housing Finance Authority,
              Single Family Revenue, RB, Series A,
   250,000    5.45%, 11/1/09 ....................      255,845
            Colorado Student Obligation Board
              Authority, RB, Series C, Pre-Refunded
              @ 102, AMT, 4
   710,000    7.15%, 9/1/02 .....................      732,947
            Denver City & County, Colorado, Single
              Family Mortgage Revenue Home,
              Metro Mayors Caucus, RB,
              GNMA / FNMA / FHLMC,
   120,000    5.00%, 11/1/15 ....................      120,173
            Denver, Colorado, City & County Excise
              Tax Revenue, RB, Series A, FSA,
 2,145,000    5.00%, 11/1/08 ....................    2,151,757
            Denver, Colorado, Multi-Family
              Mortgage, Buerger Brothers Project,
              RB, Series A, AMT, FHA,
   200,000    5.10%, 11/1/07 ....................      202,828

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2001 (Unaudited)

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            Denver, Colorado, Multi-Family
              Mortgage, Garden Court Community,
              RB, FHA,
$  330,000    4.70%, 7/1/08 ..................... $    332,709
            Meridian Metropolitan District,
              Colorado, GO,
 4,550,000    7.50%, 12/1/11 ....................    4,674,579
            Vail, Colorado, Single Family Mortgage,
              RB, Series A,
   105,000    8.125%, 6/1/10 ....................      112,797
            Westminster, Colorado, Multi-Family
              Housing, Semper Village Apartments,
              RB, Mandatory Put @ 100, AXA, 2
 1,670,000    5.95%, 9/1/06 .....................    1,709,312
            Westminster, Colorado, Multi-Family
              Revenue Refunding, Housing,
              Oasis Wexford Apartments, RB,
              Mandatory Put @ 100, FNMA, 2
   280,000    5.35%, 12/1/05 ....................      285,799
                                                  ------------
                                                    20,194,779
                                                  ------------
            CONNECTICUT--1.39%
            Stamford, Connecticut, Housing
              Authority Multifamily Revenue
              Refunding, Fairfield Apartments,
              RB, Mandatory Put @ 100, AMT, 2
 5,185,000    4.75%, 12/1/08 ....................    4,930,779
            Waterbury, Connecticut, Housing
              Mortgage Authority, RB, Series A,
              AMBAC / FHA,
 1,175,000    4.85%, 7/1/09 .....................    1,177,573
            Waterbury, Connecticut, Housing
              Mortgage Authority, RB, Series C,
              AMBAC / FHA,
 1,255,000    4.85%, 7/1/09 .....................    1,256,970
                                                  ------------
                                                     7,365,322
                                                  ------------
            DELAWARE--0.48%
            Delaware, State Economic Development
              Authority RB, Peninsula United,
              Series A,
    35,000    6.00%, 5/1/09 .....................       34,683
            Delaware State Economic Development
              Authority, Wilmington Friends School
              Project:
    55,000    6.30%, 7/1/01 .....................       54,948
    60,000    6.30%, 7/1/02 .....................       59,654
    60,000    6.30%, 7/1/03 .....................       59,314
    65,000    6.30%, 7/1/04 .....................       63,899
    70,000    6.30%, 7/1/05 .....................       68,246
    75,000    6.30%, 7/1/06 .....................       72,338
    80,000    6.30%, 7/1/07 .....................       76,492

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

$   85,000    6.30%, 7/1/08 ..................... $     80,400
    90,000    6.30%, 7/1/09 .....................       84,156
    95,000    6.30%, 7/1/10 .....................       88,000
   100,000    6.30%, 7/1/11 .....................       91,289
   110,000    6.30%, 7/1/12 .....................       99,119
   115,000    6.30%, 7/1/13 .....................      102,246
            Delaware State Housing Authority,
              Multi-Family Mortgage, RB, HUD,
    60,000    6.60%, 7/1/01 .....................       60,251
            Delaware State Housing Authority,
              Residential Mortgage, RB, Series A,
   625,000    8.75%, 6/1/17 .....................      627,481
            Delaware Transportation Authority,
              Transportation Systems Revenue, RB,
   520,000    6.10%, 7/1/02 .....................      532,719
            Wilmington, Delaware, Park Authority,
              RB, Series B, ETM,
   265,000    7.15%, 8/1/06 .....................      283,335
                                                  ------------
                                                     2,538,570
                                                  ------------
            DISTRICT OF COLUMBIA--0.45%
            District of Columbia Housing Finance
              Agency, Mayfair Mansions
              Apartments, RB, AMT, FHA,
   605,000    5.00%, 2/1/08 .....................      609,368
            District of Columbia Housing Finance
              Agency, Single Family Mortgage, RB,
              Series A, AMT, FNMA / GNMA,
 1,695,000    6.25%, 12/1/28 ....................    1,751,071
                                                  ------------
                                                     2,360,439
                                                  ------------
            FLORIDA--2.70%
            Boca, Florida, Boca Place Associates,
              RB, LOC,
 3,820,000    4.65%, 2/1/04 .....................    3,870,959
            Brevard County, Florida, Health Facility
              Revenue Authority, Courtenay
              Springs Village, RB, ETM,
   675,000    7.375%, 11/15/04 ..................      720,839
            Broward County, Florida, Water &
              Sewer Utility Revenue, RB,
              Pre-Refunded @ 100, 4
   260,000    6.875%, 9/1/06 ....................      284,762
            Dade County, Florida, Aviation Revenue,
              RB, Series E, AMBAC,
    50,000    5.40%, 10/1/07 ....................       53,286
            Dade County, Florida, Government
              Leasing Corp., COP, Series B,
    45,000    8.50%, 4/1/07 .....................       45,727
            Dade County, Florida, Government
              Leasing Corp., COP, Series C,
   250,000    9.00%, 4/1/20 .....................      257,502

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2001 (Unaudited)

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            Dade County, Florida, Housing Finance
              Authority, Multi-Family Mortgage,
              Midway Point Phase I, RB, Series A,
              Mandatory Put @ 100, AMT,
              FNMA, 2
$  790,000    5.90%, 6/1/06 ..................... $    812,128
            Dade County, Florida, Housing Finance
              Authority, Single Family Mortgage
              Revenue, RB, Series B-1, AMT,
              FNMA / GNMA,
 3,092,336    6.10%, 4/1/27 .....................    3,292,689
            Daytona Beach, Florida, Water &
              Sewer Revenue, RB, Series 1978,
              ETM,
   400,000    6.75%, 11/15/07 ...................      424,824
            Duval County, Florida, Housing Finance
              Authority, GNMA Mortgage Backed
              Securities Program, RB, Series C,
              FGIC / GNMA,
    60,000    7.65%, 9/1/10 .....................       61,727
            Gainesville, Florida, Utility Systems
               Revenue, RB, ETM,
   165,000    6.30%, 10/1/06 ....................      177,368
            Jacksonville, Florida, Health Facilities
              Authority, Saint Vincent Medical
              Center Incorporated, RB, ETM,
   300,000    9.125%, 1/1/03 ....................      318,216
            Jacksonville, Florida, Health Facility
              Authority, Saint Catherine Laboure
              Manor Incorporated, RB, ETM,
    95,000    9.125%, 1/1/03 ....................      101,336
            Miami Beach, Florida, Housing
              Authority, Section 8, RB, HUD,
   900,000    6.625%, 1/15/09 ...................      931,518
            Miami, Florida, Fernando Apartments,
   638,632    9.75%, 10/1/11 ....................      640,820
            Miami-Dade County, Florida, Housing
              Finance Authority, RB, Series A,
              AMT, FNMA / GNMA,
 1,535,000    5.90%, 6/1/25 .....................    1,552,468
            Pinellas County, Florida, Housing
              Finance Authority, Single Family
              Mortgage Program, RB, Series A,
              AMT, GNMA,
   515,000    6.85%, 3/1/29 .....................      549,829
            St. John's County, Florida, Industrial
              Development Authority, RB,
              Series A, MBIA,
   185,000    5.50%, 3/1/17 .....................      191,244
                                                  ------------
                                                    14,287,242
                                                  ------------

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            GEORGIA--1.38%
            Athens, Georgia, Water & Sewer
               Revenue, RB, ETM,
$  800,000    6.20%, 7/1/08 ..................... $    896,536
            Augusta, Georgia, Housing
              Rehabilitation, Multi-Family Housing,
              Bon Air, RB, Series C, HUD,
   680,000    7.00%, 9/1/05 .....................      705,024
            Clayton County, Georgia, Multi-Family
              Housing Authority, Pointe South
              Apartments Projects, RB, AMT,
              FNMA,
   100,000    5.75%, 1/1/13 .....................      103,212
            Fulton County, Georgia, Housing
              Authority, Single Family Mortgage,
              RB, Series A, AMT, GNMA,
   190,000    6.20%, 3/1/13 .....................      190,635
            Gwinnett County, Georgia, Multi-Family
              Housing Authority, Singleton-Oxford
              Association, Series A, RB,
              Mandatory Put @ 100, FNMA, 2
   980,000    5.50%, 4/1/06 .....................    1,008,832
            Marietta, Georgia, Housing Authority,
              Multi-Family Housing, Ridge Point
              Apartments Project, RB, Series A,
              Mandatory Put @ 100, FNMA, 2
 1,985,000    5.70%, 6/1/05 .....................    2,047,508
            Savannah, Georgia, Economic
              Development Authority Revenue,
              College of Art & Design, RB:
 1,070,000    6.20%, 10/1/09 ....................    1,106,048
   800,000    6.50%, 10/1/13 ....................      833,120
            St. Marys, Georgia, Housing Authority,
              Multi-Family Mortgage, Cumberland
              Oaks Apartments, RB, Series A, FHA,
   275,000    7.25%, 9/1/05 .....................      277,533
            St. Marys, Georgia, Housing Authority,
              Multi-Family Mortgage, Pines
              Apartments, RB, Series C, FHA,
   110,000    7.25%, 10/1/05 ....................      110,240
                                                  ------------
                                                     7,278,688
                                                  ------------
            HAWAII--1.07%
            Hawaii State Housing & Community
              Development, Multi-Family Revenue,
              Sunset Villas, RB, GNMA:
 1,090,000    5.70%, 7/20/31 ....................    1,100,878
 2,395,000    5.75%, 1/20/36 ....................    2,420,219
            Hawaii State Housing Finance &
              Development Corp., Single Family
              Mortgage, Series A, RB, AMT, FNMA,
 1,930,000    5.20%, 7/1/12 .....................    1,959,683

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2001 (Unaudited)

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            Honolulu, Hawaii, Housing Authority,
              Multi-Family Mortgage, Waipahu
              Towers Project, RB, Series A,
              AMT, GNMA,
$  165,000    6.90%, 6/20/05 .................... $    172,801
                                                  ------------
                                                     5,653,581
                                                  ------------
            IDAHO--1.42%
            Bingham County, Idaho, Industrial
              Development Company, Supreme
              Potatoes Incorporated Project,
              RB, AMT, LOC:
   145,000    4.75%, 11/1/01 ....................      145,548
    65,000    4.85%, 11/1/02 ....................       65,567
   240,000    4.95%, 11/1/03 ....................      242,926
   260,000    5.05%, 11/1/04 ....................      263,913
   265,000    5.15%, 11/1/05 ....................      268,554
   290,000    5.20%, 11/1/06 ....................      292,955
   305,000    5.30%, 11/1/07 ....................      307,711
   325,000    5.40%, 11/1/08 ....................      327,574
   355,000    5.50%, 11/1/09 ....................      357,581
    80,000    5.60%, 11/1/10 ....................       80,631
    85,000    5.70%, 11/1/11 ....................       85,723
    90,000    5.80%, 11/1/12 ....................       90,906
            Idaho Housing & Finance Association,
              Multi-Family Housing, Teton
              Apartments, RB, Mandatory Put @
              100, AMT, LOC, 2
   155,000    5.15%, 8/1/04 .....................      154,997
            Idaho Housing & Finance Association,
              RB, Series A, Class III, AMT,
 2,560,000    5.55%, 7/1/20 .....................    2,531,814
            Idaho Housing & Finance Association,
                RB, Series E-2,
   725,000    5.90%, 1/1/15 .....................      753,434
            Idaho Housing & Finance Association,
              Single Family Mortgage, RB,
              Series B, AMT,
   265,000    5.65%, 7/1/09 .....................      265,140
            Idaho Housing & Finance Association,
              Single Family Mortgage, RB,
                Series C-2, AMT,
   220,000    5.25%, 7/1/11 .....................      223,366
            Idaho Housing & Finance Association,
              Single Family Mortgage, RB,
                Series F-2, AMT,
   485,000    5.10%, 7/1/12 .....................      470,862
            Idaho Housing Agency, Single Family
              Mortgage, RB, Series C-1,
   100,000    7.65%, 7/1/10 .....................      100,912

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            Idaho Housing Agency, Single Family
              Mortgage, RB, Serie s F, AMT,
$  445,000    5.80%, 7/1/07 ..................... $    457,460
                                                  ------------
                                                     7,487,574
                                                  ------------
            ILLINOIS--7.31%
            Alton, Illinois, Hospital Facility,
              Alton Memorial Hospital Project,
              RB, ETM,
   345,000    7.00%, 7/1/05 .....................      368,836
            Bedford Park, Illinois, Water Revenue,
              RB, Series B, AMT, ACA,
 1,325,000    6.00%, 12/15/08 ...................    1,410,648
            Belleville, St. Clair County, Illinois,
              Single Family Mortgage Revenue, RB,
              MGIC, ETM,
    20,000    7.25%, 11/1/09 ....................       22,611
            Bolingbrook, Illinois, Capital
              Appreciation, RB, Series 1, 1
   550,000    0.00%, 1/1/11 .....................      272,563
            Buffalo Grove, Illinois, Economic
              Development Authority, RB,
   235,000    5.45%, 8/15/02 ....................      235,599
            Chicago, Illinois, Equipment Notes,
              GO, FGIC,
   440,000    5.00%, 1/1/07 .....................      455,774
            Chicago, Illinois, Multi-Family
              Mortgage, Bryne Mawr/ Belle
              Project, RB,
              AMT, GNMA:
   140,000    4.95%, 6/1/05 .....................      142,134
   135,000    5.25%, 6/1/08 .....................      138,037
   135,000    5.35%, 6/1/09 .....................      138,484
   145,000    5.45%, 6/1/10 .....................      149,008
   140,000    5.50%, 6/1/11 .....................      143,367
   145,000    5.55%, 6/1/12 .....................      147,661
            Darien, Illinois, Park District, GO,
              Series B, FSA, Converts to 5.400%
              on 11/5/05, 1
 2,010,000    0.00%, 5/1/12 .....................    1,672,079
            Davis Junction, Illinois, Solid Waste
              Improvements, GO, Series B, LOC,
   960,000    5.50%, 4/15/10 ....................      975,581
            Des Plaines, Illinois, Hospital Facility,
              Holy Family Hospital, RB, ETM,
   145,000    7.00%, 1/1/07 .....................      158,088
            Des Plaines, Illinois, Hospital Facility,
              Holy Family Hospital, RB, ETM, FGIC,
   125,000    7.00%, 1/1/07 .....................      134,652
            Des Plaines, Illinois, Hospital Facility,
              Holy Family Hospital, RB, ETM, MBIA,
   130,000    7.00%, 1/1/07 .....................      140,039

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2001 (Unaudited)

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            Fairfield, Illinois, Economic
              Development Authority, Wayne
              County Center Project, RB,
$  350,000    6.00%, 12/15/05 ................... $    359,187
            Granite City, Illinois, Hospital
              Facilities Revenue, RB, ETM,
   150,000    7.00%, 1/1/08 .....................      164,298
            Grayslake, Illinois, Multi-Family
              Housing, Country Squire Apartments
              Project, RB, Series A, FHA,
   575,000    6.00%, 6/1/05 .....................      592,135
            Greater Peoria, Illinois, Airport
              Authority, GO, AMT:
    95,000    6.50%, 12/1/05 ....................      101,971
   430,000    6.60%, 12/1/06 ....................      460,754
   185,000    6.70%, 12/1/07 ....................      198,229
            Illinois Development Finance Authority
              Revenue, Provena Health, RB,
              Series A, MBIA,
 1,220,000    5.125%, 5/15/23 ...................    1,150,057
            Illinois Development Finance Authority,
              Catholic Health, RB, Series A,
              Connie Lee,
   765,000    5.15%, 2/15/06 ....................      795,187
            Illinois Development Finance Authority,
              Community Rehabilitation Providers,
              RB, Series A:
   640,000    5.375%, 7/1/09 ....................      591,718
 1,915,000    5.60%, 7/1/19 .....................    1,610,343
            Illinois Development Finance Authority,
              Debt Restructure East Saint Louis,
              GO,
   605,000    6.875%, 11/15/05 ..................      644,361
            Illinois Development Finance Authority,
              Fund For Child Project, RB, Series A,
 1,205,000    7.40%, 9/1/04 .....................    1,231,667
            Illinois Development Finance Authority,
              Section 8, RB, Series A, FHA / MBIA,
   105,000    5.20%, 7/1/08 .....................      107,441
            Illinois Educational Facilities Revenue
              Authority, Illinois College Podiatric
              Medicine,
   130,000    7.375%, 6/1/04 ....................      130,403
            Illinois Educational Facilities,
              Authority Revenue Refunding,
              Augustana College, RB:
   135,000    4.60%, 10/1/08 ....................      131,567
   280,000    5.00%, 10/1/13 ....................      265,336
            Illinois Health Facilities Authority,
              Lutheran Social Services, RB,
   635,000    6.125%, 8/15/10 ...................      597,840

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            Illinois Health Facilities Authority,
              Michael Reese Hospital & Medical
              Center, RB, ETM,
$  290,000    6.75%, 12/1/08 .................... $    319,093
            Illinois Health Facilities Authority,
              Midwest Group LTD, RB, ACA,
   565,000    5.375%, 11/15/08 ..................      569,689
            Illinois Health Facilities Authority,
              Northwestern Medical Facility
              Foundation, RB, MBIA,
 1,105,000    5.125%, 11/15/28 ..................    1,028,943
            Illinois Health Facilities Authority,
              Northwestern Memorial Hospital
              Project, RB, ETM,
   225,000    6.375%, 5/1/03 ....................      231,457
            Illinois Health Facilities Authority,
              Sydney R. Forkosh Memorial
              Hospital, RB, Pre-Refunded @ 100, 4
   315,000    7.00%, 7/1/02 .....................      325,943
            Illinois Health Facilities Revenue
              Authority, Community Hospital of
              Ottawa Project, RB,
   420,000    6.75%, 8/15/14 ....................      420,496
            Illinois Housing Development Authority,
              Multi-Family Program, RB,
              Series 3, HUD,
   350,000    6.05%, 9/1/10 .....................      364,084
            Illinois Industrial Pollution Control,
              Finance Revenue Authority,
              Commonwealth Edison Company
              Project, RB,
   730,000    5.875%, 5/15/07 ...................      737,877
            Illinois State, GO, FGIC,
   500,000    5.125%, 3/1/11 ....................      516,950
            Illinois Upper River Valley Development
              Authority, Waste Recovery Illinois
              Project, RB, AMT,
 2,040,000    5.90%, 2/1/14 .....................    1,953,994
            Lake County, Illinois, Township High
              School District Number 113, GO,
   380,000    8.10%, 12/1/12 ....................      489,250
            Oak Lawn, Illinois, GO, FGIC,
   120,000    5.25%, 12/1/04 ....................      125,737
            Palatine, Illinois, Tax Increment
              Revenue, Dundee Road
              Redevelopment Project, Tax
              Allocation, AMBAC,
 9,030,000    5.00%, 1/1/15 .....................    8,888,861
            Quincy, Illinois, Single Family
              Mortgage, RB,
   180,000    6.875%, 3/1/10 ....................      185,450

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2001 (Unaudited)

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            Rockford, Illinois, Faust Landmark
              Apartments, RB, Series A, AMT, MBIA,
$  305,000    5.625%, 1/1/07 .................... $    311,774
            Rockford-Concord Commons, Illinois,
              Housing Facility, Concord Commons
              Project, RB, Series A, FHA:
   310,000    5.55%, 11/1/06 ....................      316,467
 1,385,000    6.15%, 11/1/22 ....................    1,406,412
            Rosemont, Illinois, GO, Series B, FGIC,
   250,000    6.75%, 2/1/08 .....................      257,060
            Silvas, Illinois, Mortgage Revenue,
              RB, FHA:
 1,545,000    4.90%, 8/1/11 .....................    1,552,555
 1,285,000    5.20%, 8/1/17 .....................    1,249,997
            Southwestern, Illinois, Development
              Authority, Wood River Township
              Hospital Project, RB, ETM,
    95,000    6.875%, 8/1/03 ....................       98,695
            Woodridge, Illinois, Multi-Family
              Revenue, Hawthorn Ridge Housing,
              Series A, RB, GNMA,
 1,510,000    5.65%, 12/20/32 ...................    1,491,019
                                                  ------------
                                                    38,679,458
                                                  ------------
            INDIANA--3.19%
            Columbus, Indiana, Multi-School
              Building Corp., First Mortgage,
              RB, AMBAC,
   845,000    6.25%, 7/1/02 .....................      858,351
            Fort Wayne, Indiana, Hospital Revenue
              Authority, Parkview Memorial
              Hospital, RB, ETM,
   530,000    6.50%, 1/1/05 .....................      557,730
            Gary, Indiana, Mortgage Redevelopment,
              Willow On Clark Apartments, RB,
              Series A, AMT, GNMA:
   220,000    4.75%, 8/20/08 ....................      218,797
   280,000    5.15%, 8/20/13 ....................      271,785
   655,000    5.40%, 8/20/38 ....................      607,807
            Hamilton County, Industrial Public
              Building Corp., First Mortgage, RB,
              Series B,
 1,000,000    6.25%, 1/20/13 ....................    1,044,470
            Indiana Bond Book Special Program
              Waste Water Treatment, RB,
              Series C:
    95,000    5.20%, 8/1/07 .....................       98,426
   220,000    5.30%, 8/1/08 .....................      228,565
   190,000    5.40%, 8/1/09 .....................      198,073
            Indiana Health Facilities Finance
              Authority, Kings Daughters Hospital,
              RB, Asset Guaranty:
   195,000    5.00%, 8/15/05 ....................      199,440
   290,000    5.10%, 2/15/06 ....................      296,653

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

$  300,000    5.10%, 8/15/06 .................... $    307,521
   305,000    5.25%, 2/15/08 ....................      312,497
   330,000    5.35%, 8/15/09 ....................      339,316
 1,345,000    5.50%, 4/1/18 .....................    1,327,461
            Indiana Health Facility Authority,
              Floyd Memorial Hospital, RB,
   505,000    4.85%, 2/15/06 ....................      504,111
            Indiana State Health Facility, Floyd
              Memorial Hospital, RB:
   265,000    4.80%, 2/15/07 ....................      261,820
   255,000    4.85%, 2/15/08 ....................      249,813
   245,000    4.95%, 2/15/09 ....................      239,443
            Indiana State Toll Finance Authority,
              Toll Road Revenue, RB,
 2,000,000    5.00%, 7/1/14 .....................    1,967,680
            Indiana Unviversity Revenue, Student
               Fee, RB, Series H,
   300,000    6.60%, 8/1/01 .....................      302,451
            Indianapolis, Indiana, Economic
              Development Authority, RB,
              AMT, GNMA,
 1,220,000    5.35%, 4/20/17 ....................    1,197,894
            Indianapolis, Indiana, Industrial Economic
              Development Authority, Knob in the
              Woods Project, RB, Mandatory Put @
              100, AMT, FNMA, 2
 2,485,000    6.375%, 12/1/04 ...................    2,605,746
            Lawrence, Indiana, Multi-Family
              Housing, Pinnacle Apartments Project,
               RB, Mandatory Put @ 100, AMT,
              FNMA, 2
 1,615,000    5.15%, 1/1/08 .....................    1,612,174
            Lawrence, Indiana, Multi-Family
              Housing, Revenue Refunding,
              Pinnacle Apartments, RB, AMT, FNMA,
   305,000    5.05%, 1/1/08 .....................      306,799
            Purdue University, Indiana, Student Fee,
              RB, Series N,
   500,000    5.50%, 7/1/12 .....................      532,180
            Purdue University, Indiana, Student Fee,
              RB, Series Q,
   170,000    6.00%, 7/1/09 .....................      187,870
            Vigo County, Indiana, Hospital Authority,
              RB, ETM,
    60,000    6.875%, 4/1/04 ....................       63,175
                                                  ------------
                                                    16,898,048
                                                  ------------
            IOWA--0.32%
            Dubuque, Iowa, Hospital Facilities,
              Finley Hospital Project, RB, ETM,
   450,000    6.875%, 1/1/12 ....................      469,372

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2001 (Unaudited)

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            Iowa Financial Authority, Small
              Business, Terrace Center Association
              LP Project, RB,
$1,170,000    7.50%, 3/1/22 ..................... $  1,218,204
                                                  ------------
                                                     1,687,576
                                                  ------------
            KANSAS--0.67%
            Kansas State Development Finance
              Authority, Multi-Family Housing,
              Four Seasons Apartment Project, RB,
              AMT, LOC,
   215,000    5.30%, 10/1/07 ....................      214,875
            Kansas State Development Finance
              Authority, Multi-Family Housing, Four
              Seasons Apartment Project, RB,
              Mandatory Put @ 100, AMT, LOC, 2
   780,000    5.60%, 10/1/07 ....................      777,052
            Labette & Cowley County, Kansas,
              Single Family Mortgage, RB,
               Series A-2, GNMA,
   115,000    7.65%, 12/1/11 ....................      120,130
            Manhattan, Kansas, Central Business
              District Redevelopment, Tax
              Allocation, Series A, Asset Guaranty,
   375,000    5.20%, 12/1/03 ....................      382,241
            McPherson, Kansas, Electric Utility
              Revenue, RB, Pre-Refunded @ 100,
              ETM, 4
 1,620,000    5.90%, 3/1/03 .....................    1,732,590
            Merriam, Kansas, Hospital Revenue,
              Shawnee Mission Medical Center,
              RB, ETM,
   125,000    6.90%, 6/1/05 .....................      132,077
            Reno County, Kansas, Single Family
              Mortgage, RB, Series B,
    90,000    8.70%, 9/1/11 .....................       93,208
            Saline County, Kansas, Residential
              Housing Facilities, RB, Series A,
    10,000    9.50%, 10/1/11 ....................       10,269
            Wichita, Kansas, Single Family
              Mortgage, RB, Series A,
    75,000    7.10%, 9/1/09 .....................       77,051
                                                  ------------
                                                     3,539,493
                                                  ------------
            KENTUCKY--1.59%
            Ashland, Kentucky, Environmental
              Import, Allied Chemical Corp. Project,
              RB, ETM,
   375,000    5.80%, 3/1/03 .....................      384,788

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            Greater Kentucky, Kentucky, Housing
              Assistance Corp., Section 8, RB,
              Series C, FHA / MBIA,
$  265,000    5.35%, 7/1/07 ..................... $    266,436
            Kentucky Area Development Districts,
              Trust Lease Revenue Program, City
              of Ewing, RB, LOC,
 1,500,000    5.70%, 6/1/15 .....................    1,544,910
            Kentucky State Turnpike Authority,
              RB, ETM:
   322,000    6.125%, 7/1/07 ....................      342,515
   240,000    6.625%, 7/1/08 ....................      259,966
            Lakeland, Kentucky, Wesley Village
              Housing Incorporated , Section 8
              Assisted Project, RB, FHA,
   100,000    7.125%, 11/1/02 ...................      101,465
            Louisville, Kentucky, Healthcare
              Facilities Revenue, RB, GNMA,
 5,125,000    6.65%, 12/20/30 ...................    5,377,714
            Owensboro, Kentucky, Electric Light &
                Power, RB, ETM,
   120,000    10.50%, 1/1/04 ....................      128,993
                                                  ------------
                                                     8,406,787
                                                  ------------
            LOUISIANA--2.70%
            Iberia, Louisiana, Single Family
              Mortgage, RB,
   315,000    7.375%, 1/1/11 ....................      329,774
            Jefferson Parish, Louisiana, Hospital
              Services District, RB, ETM,
    75,000    7.125%, 1/1/02 ....................       76,804
            Lafourche Parish, Louisiana, Housing
              Authority, Multi-Family Mortgage
              Revenue, City Place II Project,
              RB, GNMA,
 2,690,000    6.70%, 1/20/40 ....................    2,955,315
            Louisiana Housing Finance Agency,
              Malta Square Project, RB, AMT,
              GNMA:
   470,000    6.45%, 9/1/27 .....................      491,051
 1,220,000    6.50%, 9/1/38 .....................    1,276,120
            Louisiana Housing Finance Agency,
              Single Family Mortgage Revenue,
              RB, GNMA / FNMA,
   195,000    4.625%, 6/1/09 ....................      196,392
            Louisiana Local Government
              Environment Facilities, Community
              Development Revenue Authority,
              Capital Projects & Equipment
              Acquisition Program,
              RB, ACA,
 2,575,000    6.55%, 9/1/25 .....................    2,701,175

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2001 (Unaudited)

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            Louisiana Public Facilities Authority,
              Multi-Family Housing , Edgewood
              Apartments, RB, Mandatory Put @ 100,
              FNMA, 2
$3,950,000    5.80%, 6/1/05 ..................... $  4,057,322
            Louisiana Public Facilities Authority,
              Multi-Family Housing, Oakleigh
              Apartments Project, RB, AXA:
   225,000    5.75%, 3/15/03 ....................      229,802
   235,000    5.85%, 3/15/04 ....................      239,996
   250,000    5.95%, 3/15/05 ....................      255,303
            Louisiana Public Facility Authority,
              Multi-Family Housing, Beau Terre
              Project, RB, Mandatory Put @ 100,
              FNMA, 2
   560,000    5.80%, 6/1/05 .....................      575,215
            Louisiana Public Facility Authority,
              Single Family Mortgage, RB, Series A,
   200,000    7.375%, 10/1/12 ...................      205,334
            Louisiana Public Facility Authority,
              Single Family Mortgage, RB, Series C,
   173,471    8.45%, 12/1/12 ....................      175,752
            Louisiana State Health Education
              Authority, Lease Rent Revenue,
              Tulane University Medical Center,
              RB, ETM,
   465,000    7.875%, 7/1/09 ....................      527,910
                                                  ------------
                                                    14,293,265
                                                  ------------
            MAINE--0.05%
            Bucksport, Maine, Solid Waste
              Disposal Revenue, Champ
              International Corp. Project, RB,
   100,000    6.25%, 5/1/10 .....................      102,397
            Maine Finance Revenue Authority,
              Electronic Rate Stabilization, RB,
              AMT, FSA,
   170,000    5.20%, 7/1/18 .....................      173,065
                                                  ------------
                                                       275,462
                                                  ------------
            MARYLAND--0.49%
            Baltimore County, Maryland, Mortgage
              Revenue, Three Garden Village
              Project, RB, Series A, FHLMC,
   450,000    4.80%, 1/1/13 .....................      439,290
            Baltimore, Maryland, City Housing
              Corporate Revenue, RB, HUD,
   345,000    7.75%, 10/1/09 ....................      345,938
            Cecil County, Maryland, Economic
              Development Authority, Northeast
              Plaza Association, Series A,
 1,255,000    6.875%, 1/15/08 ...................    1,261,551

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            Cecil County, Maryland, Economic
              Development Authority, Northeast
              Plaza Association, Series B,
$  380,000    6.875%, 1/15/10 ................... $    379,749
            Frederick County, Maryland, Economic
              Redevelopment Authority,
              Northhampton, RB, Series A, FHA,
   135,000    5.90%, 2/1/05 .....................      139,081
                                                  ------------
                                                     2,565,609
                                                  ------------
            MASSACHUSETTS--3.17%
            Boston, Massachusetts, Deutsches
              Altenheim, RB, Series A, FHA,
   560,000    5.95%, 10/1/18 ....................      585,614
            Boston, Massachusetts, Industrial
              Development Finance Authority,
              North End Community, RB. Series A,
              FHA,
 1,450,000    6.45%, 8/1/37 .....................    1,552,965
            Dartmouth, Massachusetts, Housing
              Development Corp., CrossRoads
              Apartments, RB, Series A,
              MBIA / FHA,
   515,000    4.85%, 7/1/09 .....................      519,074
            Massachusetts Educational Loan
              Authority, RB, Series A, AMT, MBIA,
   345,000    7.25%, 1/1/09 .....................      353,201
            Massachusetts State Development
              Finance Agency, Human Services
              Provider, Seven Hills Foundation &
              Affiliate, RB, Asset Guaranty,
   310,000    4.85%, 9/1/13 .....................      302,948
            Massachusetts State Industrial Finance
              Agency, Assisted Living Facilities,
              Arbors at Taunton, RB, AMT, GNMA,
   410,000    5.30%, 6/20/19 ....................      397,434
            Massachusetts State Industrial Finance
              Agency, Museum Revenue, Norman
              Rockwell Stockbridge, RB, GNMA,
 2,555,000    8.125%, 7/1/11 ....................    2,613,177
            Massachusetts State Development
              Finance Agency, Worchester
              Redevelopment Authority, RB,
              Asset Guaranty,
 1,050,000    6.00%, 6/1/24 .....................    1,093,638
            Massachusetts State Health &
              Education Authority, Beth Israel
               Hospital, RB, ETM,
    60,000    5.75%, 7/1/06 .....................       62,630
            Massachusetts State Housing Finance
              Agency, Housing Revenue, RB,
              Series D, AMT, AMBAC,
 1,360,000    5.50%, 7/1/13 .....................    1,387,200

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2001 (Unaudited)

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            Massachusetts State Housing Finance
              Agency, RB, Series A, AMT, MBIA,
$  175,000    6.125%, 12/1/11 ................... $    182,914
            Massachusetts State Industrial Finance
              Agency, Draper Place Project, RB,
              AMT, GNMA:
   300,000    5.40%, 8/20/12 ....................      308,469
 5,490,000    6.45%, 8/20/39 ....................    5,824,561
            Massachusetts State Industrial Finance
              Agency, Higher Education,
              Hampshire College Project, RB,
 1,655,000    5.80%, 10/1/17 ....................    1,593,897
                                                  ------------
                                                    16,777,722
                                                  ------------
            MICHIGAN--1.21%
            Avondale, Michigan, School District,
              GO,
   135,000    5.80%, 5/1/07 .....................      139,662
            Battle Creek, Michigan, Economic
              Development Authority, Kellogg
              Company Project, RB,
   290,000    5.125%, 2/1/09 ....................      295,252
            Buena Vista, Michigan, School
              District, GO,
   750,000    5.50%, 5/1/13 .....................      770,558
            Detroit, Michigan, Water Supply,
              RB, ETM,
   415,000    8.875%, 1/1/05 ....................      462,530
            Dickinson County, Michigan, Economic
              Development Authority, Champion
              International Corp., RB,
   560,000    6.55%, 3/1/07 .....................      571,558
            Grand Rapids Charter Township,
              Michigan, Porter Hills Obligated
              Group, RB,
   890,000    5.20%, 7/1/14 .....................      861,093
            Kalamazoo, Michigan, Economic
              Development Corp., Revenue
              Refunding, RB,
   100,000    5.75%, 5/15/05 ....................       99,150
            Michigan State Building Revenue
              Authority, RB, Series I, AMBAC,
   500,000    6.00%, 10/1/02 ....................      517,990
            Michigan State Hospital Finance
              Authority, Saint Joseph Mercy
              Hospital Project, RB, ETM,
   315,000    7.00%, 7/1/05 .....................      335,998
            Michigan State Hospital Finance
              Authority, William Beaumont
              Hospital Project, RB, ETM,
   105,000    6.20%, 1/1/03 .....................      107,875

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            Michigan State Hospital Finance
              Revenue Authority, Ascension
              Health Credit, RB, Series B,
              Mandatory Put @ 100, 2
$  500,000    5.05%, 11/15/04 ................... $    507,265
            Michigan State Housing Development
              Authority, RB, Series B,
   200,000    6.30%, 12/1/03 ....................      205,164
            Michigan State Housing Development
              Authority, RB, Series D, AMT,
              AMBAC:
    95,000    5.05%, 12/1/07 ....................       98,033
    95,000    5.15%, 12/1/08 ....................       98,544
    95,000    5.25%, 12/1/09 ....................       98,994
    95,000    5.35%, 12/1/10 ....................       98,923
            Michigan State Strategic Fund
              Obligation, The Oxford Institute,
              RB, Series A, ETM,
   260,000    7.875%, 8/15/05 ...................      281,317
            Petoskey, Michigan, Hospital Finance
              Authority, RB, ETM,
   540,000    6.70%, 3/1/07 .....................      581,137
            Saginaw, Michigan, Hospital Finance
              Authority, Saint Luke Hospital,
              RB, ETM,
   255,000    7.50%, 11/1/10 ....................      293,385
                                                  ------------
                                                     6,424,428
                                                  ------------
            MINNESOTA--1.20%
            Cambridge, Minnesota, Mortgage
              Revenue, Health Care Center, RB,
              Series A, GNMA.,
   305,000    5.40%, 11/20/05 ...................      312,689
            Dakota County, Minnesota, Housing &
              Redevelopment Authority, RB, AMT,
              FNMA / GNMA:
    80,000    5.55%, 10/1/02 ....................       82,166
   110,000    5.75%, 10/1/04 ....................      115,375
            Minnesota White Earth Band of
              Chippewa Indians Revenue, RB,
              Series A, ACA,
 2,000,000    7.00%, 12/1/11 ....................    2,044,820
            Monticello, Minnesota, Pollution
              Control Authority, Northern States
              Power Company, RB,
   290,000    5.375%, 2/1/03 ....................      291,247
            Rochester, Minnesota, Saint Mary's
              Hospital, RB, ETM,
   375,000    5.75%, 10/1/07 ....................      395,153
            Sartell, Minnesota, Pollution Control
              Revenue, RB,
 3,000,000    6.95%, 10/1/12 ....................    3,115,740
                                                  ------------
                                                     6,357,190

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2001 (Unaudited)

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            MISSISSIPPI--1.79%
            Corinth & Alcorn County, Mississippi,
              Magnolia Regional Health Center,
              RB, Series A,
$1,725,000    5.00%, 10/1/08 .................... $  1,632,109
            Corinth & Alcorn County, Mississippi,
              Magnolia Regional Health Center,
              RB, Series B,
   785,000    5.125%, 10/1/10 ...................      730,890
            Jackson, Mississippi, Housing Authority,
              Multi-Family Revenue, Elton Park
              Apartments, RB, Series B,
              Mandatory Put @100, AMT, QBE, 2
 1,080,000    5.40%, 4/1/39 .....................      996,019
            Jackson, Mississippi, Housing Authority,
              Multi-Family Revenue, The
              Woodlands, RB, Series A, AMT, FSA,
   490,000    5.30%, 4/1/19 .....................      461,335
            Lee County, Mississippi, Hospital
              Systems Revenue, North Mississippi
              Medical Center Project, RB, ETM,
   220,000    6.80%, 10/1/07 ....................      238,935
            Mississippi Business Financial Corp.,
              Mississippi Retirement Facilities
              Revenue Refunding, Aldersgate
              Community, RB, GNMA,
 1,160,000    5.45%, 5/20/34 ....................    1,112,359
            Mississippi Business Financial Corp.,
              Mississippi Retirement Facilities
              Revenue Refunding, Wesley Manor,
              RB, Series A, GNMA,
 1,455,000    5.45%, 5/20/34 ....................    1,395,243
            Mississippi Home Corp., Single Family
              Mortgage, Access Program, RB,
              Series A, AMT, GNMA,
   110,000    5.00%, 6/1/04 .....................      112,422
            Mississippi Home Corp., Single Family
              Mortgage, RB, Series A, GNMA,
   305,000    5.125%, 12/1/17 ...................      306,946
            Mississippi Home Corp., Single Family
              Mortgage, RB, Series I, AMT, GNMA,
 2,255,000    7.375%, 6/1/28 ....................    2,502,779
                                                  ------------
                                                     9,489,037
                                                  ------------
            MISSOURI--2.12%
            Boone County, Missouri, Industrial
              Development Authority, Otscon
              Incorporated Project, RB,
              Mandatory Put @100,
              AMT, LOC, 2
 1,745,000    5.125%, 5/1/05 ....................    1,734,425

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            Bridgeton, Missouri, Industrial
              Development Authority, Mizpah
              Assisted Living, RB, GNMA,
$  170,000    5.25%, 12/20/19 ................... $    164,302
            Joplin, Missouri, Industrial
              Development, Tri State Osteopathic
              Hospital, Pre-Refunded @ 102, 4
 2,350,000    8.25%, 12/15/01 ...................    2,467,077
            Kansas City, Missouri, Industrial
              Development Authority, Industrial
              Development Revenue, RB,
              Pre-Refunded @ 100, 4
   800,000    5.50%, 11/15/01 ...................      810,048
            Missouri State Development Financial
              Board, Recreation Facilities Revenue,
              YMCA, Greater St. Louis, RB,
              Series A, LOC,
   170,000    4.75%, 9/1/07 .....................      174,384
            Missouri State Developmet Finance
              Board, Greater St. Louis Project,
              RB, LOC,
   685,000    4.90%, 9/1/10 .....................      697,207
            Missouri State Housing Development
              Community, Single Family Mortgage,
              RB, AMT, GNMA,
   230,000    6.625%, 12/1/17 ...................      235,016
            Pacific & Franklin Counties, Missouri,
              Industrial Development Authority,
              Clayton Corp. Project, RB, AMT, LOC:
   270,000    5.45%, 5/1/02 .....................      273,742
   720,000    5.95%, 5/1/07 .....................      752,213
   720,000    6.20%, 5/1/12 .....................      743,321
   720,000    6.45%, 5/1/17 .....................      738,166
            St. Louis County, Missouri, Regional
              Covention & Sports Center RB,
              Series B,
   585,000    6.50%, 8/15/01 ....................      589,382
            St. Charles County, Missouri, Industrial
              Development Authority, Health Care
              Facilities Revenue, Garden View
              Care Center Project, RB, AMT, LOC,
 1,480,000    5.40%, 11/15/16 ...................    1,363,198
            St. Louis, Missouri, Land Clearance
              Redevelopment Authority,
              Westminsters Place Apartments,
              RB, Series A, Mandatory Put @ 100,
              FNMA, 2
   450,000    5.95%, 4/1/07 .....................      470,012
                                                  ------------
                                                    11,212,493
                                                  ------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2001 (Unaudited)

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            MONTANA--0.08%
            Missoula County, Montana,
              Community Hospital, ETM,
$  373,000    7.125%, 6/1/07                        $  406,842
                                                    ----------
            NEBRASKA--1.39%
            Clay County, Nebraska, Industrial
              Development Revenue, Hybrids
              Cooperative Project, RB, AMT LOC,
 1,610,000    5.25%, 3/15/14 ....................    1,538,774
            Fillmore County, Nebraska,
              Industrial Development Revenue,
              O'Malley Grain Incorporated
              Project, RB, AMT, LOC:
    45,000    5.00%, 12/1/10 ....................       43,730
   180,000    5.00%, 12/1/11 ....................      172,980
   135,000    5.10%, 12/1/12 ....................      129,585
   195,000    5.20%, 12/1/13 ....................      187,196
            Nebhelp Incorporated, Nebraska,
              Student Loan Revenue Program-B,
              RB, AMT, MBIA,
   240,000    5.25%, 6/1/02 .....................      243,523
            Nebraska American Public Energy
              Agency, Gas Supply Revenue,
              Public Gas Agency Project, RB,
                Series C, AMBAC,
 1,400,000    4.30%, 3/1/11 .....................    1,296,708
            Nebraska Investment Finance
              Authority, Multi-Family Housing,
              Cheney Apartments, RB, Series A,
              Mandatory Put @ 100, FNMA, 2
 1,500,000    5.50%, 12/1/05 ....................    1,549,545
            Nebraska Investment Finance Authority,
              Multi-Family Housing, Tara Hills
                Villa, RB, FNMA,
   520,000    4.875%, 1/1/08 ....................      516,610
            Nebraska Public Power District
              Revenue, Power Supply Systems,
              RB, Pre-Refunded @ 102, 4
   300,000    5.70%, 1/1/03 .....................      316,359
            Omaha, Nebraska, Public Power
              District, Electricity Revenue, RB,
              ETM,
   710,000    5.75%, 2/1/03 .....................      723,405
            Woolworth, Nebraska, Housing
              Mortgage Development Corp.,
              Section 8 Assisted Project, RB,
              MBIA,
   690,000    5.35%, 7/1/21 .....................      661,689
                                                  ------------
                                                     7,380,104
                                                  ------------
            NEVADA--0.85%
            Clark County, Nevada, Highway
              Improvement Revenue, Motor
              Vehicle Fuel Tax, RB, AMBAC,
   500,000    5.70%, 7/1/03 .....................      522,015

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            Humboldt County, Nevada, Pollution
              Control Revenue, Idaho Power
              Company Project, RB,
$  810,000    8.30%, 12/1/14 .................... $    908,731
            Nevada Housing Division, Single
              Family Mortgage, RB, Series B-1,
   440,000    4.95%, 4/1/12 .....................      430,118
            Nevada Housing Division, Single
              Family Program, RB, Series A, AMT,
   465,000    6.35%, 10/1/07 ....................      478,359
            Nevada Housing Division, Single
              Family Program, RB, Series B-1,
   430,000    6.20%, 10/1/15 ....................      446,241
            Nevada Multi Unit Housing, Saratoga
              Palms, RB, AMT, FNMA,
   370,000    5.90%, 4/1/06 .....................      392,918
            Nevada State Housing Division, Austin
              Crest Project, RB, AMT, FNMA,,
   360,000    5.50%, 10/1/09 ....................      365,065
            Nevada State Housing Division, Single
              Family Mortgage, RB, Series B, AMT,
   360,000    6.45%, 10/1/07 ....................      375,620
            Nevada State Housing Division, Single
              Family Mortgage, RB,
              Series C-1, AMT,
   300,000    5.45%, 4/1/10 .....................      304,125
            Nevada State Housing Division, Single
              Family Mortgage, RB, Series E, AMT,
   290,000    6.00%, 10/1/09 ....................      299,880
                                                  ------------
                                                     4,523,072
                                                  ------------
            NEW HAMPSHIRE--1.13%
            Manchester, New Hampshire, Housing
              & Redevelopment Revenue
              Authority, RB, ACA,
 3,580,000    6.05%, 1/1/12 .....................    3,682,531
            New Hampshire Higher Education &
              Health Authority, River College:
   125,000    4.65%, 1/1/04 .....................      125,615
   130,000    4.75%, 1/1/05 .....................      130,644
   130,000    4.85%, 1/1/07 .....................      129,800
   145,000    4.90%, 1/1/08 .....................      143,933
            New Hampshire Higher Education &
              Health Facility, Kendal at Hanover
              Issue, RB, LOC:
   625,000    5.20%, 10/1/06 ....................      628,713
   475,000    5.30%, 10/1/07 ....................      477,741
            New Hampshire Higher Educational &
              Health Authority, Franklin Pierce
              College, RB, ACA:
   120,000    4.90%, 10/1/08 ....................      119,479
   375,000    5.00%, 10/1/09 ....................      372,191

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2001 (Unaudited)

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            New Hampshire Higher Educational
              & Health Facilities Authority
              Revenue, Rivier College, RB,
$  185,000    5.55%, 1/1/18 ..................... $    174,244
                                                  ------------
                                                     5,984,891
                                                  ------------
            NEW JERSEY--0.79%
            Gloucester County, New Jersey,
              Import Authority, Electric Mobility
              Project, RB, AMT, County Guaranteed:
    90,000    4.25%, 11/1/01 ....................       90,369
   155,000    4.50%, 11/1/03 ....................      157,492
   105,000    4.60%, 11/1/04 ....................      107,006
   105,000    4.70%, 11/1/05 ....................      107,307
   110,000    4.75%, 11/1/06 ....................      112,349
   115,000    4.80%, 11/1/07 ....................      117,642
   125,000    5.00%, 11/1/08 ....................      128,781
   215,000    5.00%, 11/1/10 ....................      217,952
            New Jersey Economic Development
              Authority Revenue Adjusted,
              Reformed Church, RB, Series B,
   125,000    4.95%, 12/1/28 ....................      124,739
            New Jersey Economic Development
              Authority Revenue, RB, Series B,
              AMT, LOC,
   160,000    5.30%, 12/1/07 ....................      165,982
            New Jersey Economic Development
              Authority, Cadbury Corp. Project, RB,
              Series A, ACA:
   160,000    4.60%, 7/1/02 .....................      160,696
   230,000    4.75%, 7/1/03 .....................      231,681
   265,000    4.85%, 7/1/04 .....................      267,382
            New Jersey State Building Authority,
              RB, ETM,
   220,000    9.625%, 2/1/03 ....................      235,776
            New Jersey State Education Facility
              Authority, Caldwell College, RB,
              Series A,
   875,000    7.25%, 7/1/25 .....................      920,946
            New Jersey State Turnpike Authority,
              RB, Series C, ETM,
   930,000    5.20%, 1/1/08 .....................      964,289
            Secaucus, New Jersey, Municipal
              Utilities Authority, Sewer Revenue,
              RB, ETM,
    55,000    6.875%, 12/1/08 ...................       60,334
                                                  ------------
                                                     4,170,723
                                                  ------------
            NEW MEXICO--0.64%
            Albuquerque, New Jersey, Class B-2,
              CMO, FGIC, 1
 3,335,000    0.00%, 5/15/11 ....................    1,662,764

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            Bernalillo County, New Jersey,
              Multi-Family Housing,
              Sunchase Apartments, Series A,
              Mandatory Put @ 100, AXA, 2
$1,130,000    5.80%, 11/1/06 .................... $  1,151,820
            New Jersey Mortgage Finance
              Authority, Single Family Mortgage
              Program, RB, FHLMC / FNMA / GNMA:
   170,000    5.50%, 7/1/17 .....................      171,209
   365,000    5.60%, 7/1/28 .....................      365,347
            Santa Fe, New Jersey, Single Family
              Mortgage, RB,
    32,000    8.45%, 12/1/11 ....................       32,758
                                                  ------------
                                                     3,383,898
                                                  ------------
            NEW YORK--5.83%
            Albany, New York, Housing Authority,
              Lark Drive Associates, RB, AMT, LOC:
    40,000    5.20%, 12/1/13 ....................       40,067
    40,000    5.40%, 12/1/18 ....................       39,154
   265,000    5.50%, 12/1/28 ....................      258,741
            Amherst, New York, Industrial
              Development Agency, Multi Service
              Rink Complex, RB, ETM, LOC:
   155,000    4.75%, 10/1/02 ....................      157,883
   265,000    5.18%, 10/1/06 ....................      280,622
            Cattaraugus County, New York,
              Industrial Development Agency,
              Jamestown Community College, RB,
              Series A,
   350,000    5.75%, 7/1/08 .....................      362,852
            Dutchess County, New York, Solid
              Waste Systems, RB, Series C,
              AMT, MBIA,
 2,255,000    5.00%, 1/1/10 .....................    2,283,345
            Erie County, New York, Tobacco Asset
              Securitization, RB, Class A:
 1,025,000    5.50%, 7/15/12 ....................    1,028,885
   500,000    6.00%, 7/15/20 ....................      507,185
            New York Capital District Youth Center
              Lease, RB, LOC,
   375,000    6.00%, 2/1/17 .....................      390,266
            New York City, New York, GO,
              Series E, FGIC,
   700,000    6.00%, 8/1/07 .....................      770,364
            New York City, New York, Housing
              Development Corp., Multi-Family
              Housing, RB, Series B, FHA,
 2,000,000    5.70%, 11/1/13 ....................    2,046,720
            New York City, New York, Industrial
              Development Agency, College of
              Aeronautics Project:
   345,000    5.00%, 5/1/06 .....................      338,873
   205,000    5.20%, 5/1/09 .....................      200,543

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2001 (Unaudited)

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            New York Metropolitan Transportation
              Authority, New York Commuter
              Facility Revenue, Service Contract,
              RB, Series R,
$  245,000    5.30%, 7/1/09 ..................... $    259,805
            New York Municipal Assistance Corp.
              for New York City, RB, Series N,
   450,000    5.25%, 7/1/07 .....................      477,932
            New York State Dormitory Authority,
              Capital Appreciation, Prerefunded
              City, RB, Series C, ETM, FSA, 1
   105,000    0.00%, 7/1/04 .....................       90,533
            New York State Dormitory Authority,
              Hunts Point Multi Service Center, RB,
 2,255,000    5.625%, 7/1/22 ....................    2,288,013
            New York State Dormitory Authority,
              Lease Revenue, State University
              Dormitory Facilities, RB, Series A,
              AMBAC,
   265,000    5.25%, 7/1/12 .....................      277,140
            New York State Dormitory Authority,
              Lutheran Nursing Home, RB,
              AMBAC / FHA,
 1,000,000    5.125%, 2/1/18 ....................      990,370
            New York State Dormitory Authority,
              Saint Mary's Hospital Amsterdam,
              RB, MBIA,
 1,010,000    5.25%, 5/1/05 .....................    1,060,076
            New York State Dormitory Revenue
              Authority, Cons City University
              Systems, RB, FGIC,
   500,000    5.75%, 7/1/13 .....................      544,805
            New York State Dormitory Revenue
              Authority, New York University, RB,
              Series A, ETM, MBIA,
   500,000    6.00%, 7/1/06 .....................      549,435
            New York State Dormitory Revenue
              Authority, State University
              Education Facilities, RB,
   300,000    5.00%, 5/15/10 ....................      308,595
            New York State Environmental Facility
              Corp., Pollution Control Revenue,
              New York City Municipal Water, RB,
   500,000    5.75%, 6/15/10 ....................      549,860
            New York State Local Assitance Corp.,
              RB, Series E,
   500,000    5.25%, 4/1/16 .....................      511,955
            New York State Mortgage Agency
              Revenue, Homeowner Mortgage,
              RB, Series 91,
   755,000    5.40%, 10/1/08 ....................      806,657

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

              New York State Urban
              Development Corp., Correctional
              Facility, RB, AMBAC,
$3,835,000    5.625%, 1/1/07 .................... $  3,996,722
            New York State, GO, Series F,
   400,000    5.25%, 9/15/09 ....................      424,156
            New York Triborough Bridge & Tunnel
              Authority, Convention Center Project,
              RB, Series E,
   355,000    7.25%, 1/1/10 .....................      403,905
            Oneida County, New York, Industrial
              Development Agency, Mohawk
              Valley, RB, Series A, FSA:
   765,000    5.00%, 1/1/13 .....................      770,837
   755,000    5.20%, 2/1/13 .....................      770,689
            Oneida County, New York, Industrial
              Development Agency, Mohawk
              Valley, RB, Series B, FSA,
 1,230,000    5.00%, 1/1/13 .....................    1,239,385
            Oneida County, New York, Industrial
              Development Agency, RB, LOC,
   600,000    5.00%, 3/1/14 .....................      591,582
            Onondaga County, New York,
              Industrial Development Agency,
              Civic Facility Revenue, Lemoyne
              College Project, RB, Series A:
   180,000    5.00%, 3/1/07 .....................      177,838
   410,000    5.50%, 3/1/14 .....................      404,039
            Syracuse, New York, Housing Authority,
              Loretto Rest Homes, RB,
              Series A, FHA,
 1,805,000    5.00%, 8/1/07 .....................    1,884,582
            Syracuse, New York, Industrial
              Development Agency, Pilot
              Revenue, RB,
 1,345,000    5.125%, 10/15/02 ..................    1,360,172
            UFA Development Corp., New York,
              Loretto Utica Project, RB, FHA,
   395,000    5.15%, 7/1/03 .....................      394,506
            Ulster County, New York, Industrial
              Development Agency, Kingston
              Hospital Project, RB, LOC:
   230,000    4.40%, 11/15/01 ...................      230,865
   245,000    4.50%, 11/15/02 ...................      247,041
            Yates County, New York, Industrial
              Development Agency, Soldiers &
              Sailors Memorial Hospital, RB, FHA,
   560,000    5.50%, 2/1/19 .....................      566,070
                                                  ------------
                                                    30,883,065
                                                  ------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2001 (Unaudited)

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            NORTH CAROLINA--0.33%
            North Carolina Medical Care
              Community Hospital Revenue,
              St. Joseph Hospital Project, RB,
              ETM, AMBAC,
$1,250,000    5.10%, 10/1/14 .................... $  1,260,538
            North Carolina Medical Care
              Community Revenue, North Carolina
              Housing Foundation Inc., RB, ACA,
   250,000    6.00%, 8/15/10 ....................      261,568
            Wake County, North Carolina, Hospital
               Revenue, RB, ETM,
   235,000    6.25%, 1/1/08 .....................      252,529
                                                  ------------
                                                     1,774,635
                                                  ------------
            NORTH DAKOTA--0.09%
            North Dakota State Housing
              Financial Agency Revenue, Housing
              Finance Program, RB, Series D,
              AMT:
   105,000    4.55%, 7/1/08 .....................      104,994
   130,000    4.85%, 7/1/11 .....................      129,951
   130,000    4.95%, 1/1/12 .....................      129,693
   125,000    5.00%, 1/1/13 .....................      124,119
                                                  ------------
                                                       488,757
                                                  ------------
            OHIO--3.08%
            Cuyahoga County, Ohio, Mortgage
              Revenue, RB, AMT, GNMA,
   205,000    5.20%, 9/20/09 ....................      212,778
            Cuyahoga County, Ohio, Multi-Family
              Housing, Water Street Association,
              RB, AMT, GNMA,
   975,000    6.25%, 12/20/36 ...................    1,010,012
            Franklin County, Ohio, Housing Revenue,
              Rosewind Limited Partnership,
              AMT, RB,
   175,000    4.90%, 1/1/02 .....................      176,320
            Hancock County, Ohio, Multi-Family
              Housing, Crystal Glen Apartments,
              RB, Series C, AMT, LOC,
   915,000    5.05%, 1/1/10 .....................      888,062
            Jefferson County, Ohio, GO, Asset
              Guaranty,
   205,000    6.625%, 12/1/05 ...................      217,981
            Lorain County, Ohio, Health Care
              Facilities, Kendal at Oberlin, RB,
              Series B, Optional Put @ 100, 2
 1,175,000    4.75%, 2/1/02 .....................    1,171,322
            Lorain County, Ohio, Hospital Finance
              Authority, Humility Of Mary Health
              Care, RB, Series A, Pre-Refunded
              @ 100, 4
 4,520,000    5.90%, 6/15/05 ....................    4,868,492

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            Lorain County, Ohio, Hospital Finance
              Authority, Humility Of Mary Health
              Care, RB, Series B, ETM,
$  755,000    7.20%, 12/15/11 ................... $    788,303
            Lorain County, Ohio, Hospital Finance
              Authority, Humility of Mary Health
              Care, RB, Series D, ETM,
   825,000    7.125%, 12/15/06 ..................      861,011
            Lucas-Palmer Housing Development
              Corp., Ohio, Palmer Gardens, RB,
              Series A, MBIA / FHA,
   225,000    5.90%, 7/1/07 .....................      233,179
            Ohio Capital Corp. for Housing
              Mortgage Revenue, Section 8
              Assisted Project, RB, Series A,
              FHA / MBIA,
    70,000    4.50%, 1/1/03 .....................       70,290
            Ohio Capital Corp. for Housing
              Mortgage Revenue, Section 8
              Assisted Project, RB, Series C,
              FHA / MBIA,
 1,325,000    5.10%, 7/1/09 .....................    1,328,684
            Ohio Capital Corp. for Housing
              Mortgage Revenue, Section 8
              Assisted Project, RB, Series E,
              FHA / MBIA,
   205,000    5.70%, 1/1/05 .....................      209,397
            Ohio Capital Housing Corp. Mortgage,
              Georgetown Section 8, RB,
              Series A, FHA,
   880,000    6.625%, 7/1/22 ....................      903,716
            Ohio State Pollution Control RB,
              General Motors Corp. Project,
   185,000    6.50%, 3/1/06 .....................      186,758
            Ohio State Water Development
              Authority, Pollution Control Facilities
              Revenue, Republic Steel Project,
              RB, ETM,
   105,000    6.375%, 6/1/07 ....................      111,854
            Sandusky County, Ohio, Health Care
              Facilities Revenue, Bethany Place
              Retirement Center Project, RB, FNMA,
    85,000    5.15%, 7/1/09 .....................       87,740
            Stark County, Ohio, Health Care
              Facility, Rose Land Incorporated
              Project, RB, GNMA / FHA:
   850,000    5.30%, 7/20/18 ....................      830,416
   940,000    5.35%, 7/20/23 ....................      915,137
            Stark County, Ohio, Hospital Revenue
              Authority, RB, ETM,
 1,155,000    6.875%, 12/1/06 ...................    1,245,922
                                                  ------------
                                                    16,317,374
                                                  ------------
See Notes to Financial Statements.

--------------------------------------------------------------------------------

Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2001 (Unaudited)

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            OKLAHOMA--1.09%
            Cleveland County, Oklahoma, Home
              Loan Authority, Single Family
              Mortgage, Series 1992,
$  750,000    8.375%, 8/1/12 .................... $    767,715
            Grand River, Oklahoma, Dam Authority,
              RB, ETM,
 1,585,000    6.25%, 11/1/08 ....................    1,674,505
            McAlester, Oklahoma, Public Works
              Authority, RB, ETM, FSA:
   115,000    8.25%, 12/1/04 ....................      132,125
   560,000    8.25%, 12/1/05 ....................      661,108
   145,000    8.25%, 12/1/06 ....................      175,247
            Oklahoma Housing Finance Agency,
              Multi-Family Housing, Northpark &
              Meadowlane Project, RB, FNMA,
   270,000    5.10%, 12/1/07 ....................      269,838
            Oklahoma Ordnance Works Authority,
              Ralston Purina Project, RB,
 1,500,000    6.30%, 9/1/15 .....................    1,539,105
            Payne County, Oklahoma, Home
              Finance Authority, Single Family
              Mortgage, RB, Series A,
   275,000    8.625%, 3/1/11 ....................      285,318
            Tulsa, Oklahoma, Municipal Airport
              Travel Revenue, RB, AMT,
   280,000    7.60%, 12/1/30 ....................      286,465
                                                  ------------
                                                     5,791,426
                                                  ------------
            OREGON--0.21%
            Cow Creek Band, Oregon, Umpqua
              Tribe of Indians, Oregon Revenue,
              RB, Series B, 144A, AMBAC,
   880,000    5.10%, 7/1/12 .....................      888,615
            Oregon State Economic Development
              Communication, Economic &
              Industrial Development Revenue,
              Globe-Union, RB,
   105,000    6.25%, 4/1/03 .....................      104,472
            Oregon State Health Housing
              Educational & Cultural Facilities
              Authority, Cedarwest Housing, RB,
              Series A, AMT, LOC,
   125,000    4.65%, 1/2/08 .....................      122,120
                                                  ------------
                                                     1,115,207
                                                  ------------
            PENNSYLVANIA--13.42%
            Aliquippa Beaver County, Pennsylvania,
              Asset Guaranty, GO, Partially ETM,
   195,000    8.25%, 9/15/01 ....................      198,391

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            Allegheny County, Pennsylvania,
              Hospital Development Authority,
              Allegheny General Hospital Project,
              RB, Series A, MBIA,
$2,820,000    6.20%, 9/1/15 ..................... $  3,145,654
            Allegheny County, Pennsylvania,
              Hospital Development Authority,
              Health Center--UPMC Health
               Systems, RB, MBIA,
 1,690,000    4.65%, 11/1/09 ....................    1,708,928
            Allegheny County, Pennsylvania,
              Hospital Development Authority,
              North Hills Passavant Hospital, RB,
              ETM,
   210,000    6.75%, 7/1/05 .....................      223,253
            Allegheny County, Pennsylvania,
              Industrial Development Authority,
              HVL Plaza Project, RB, AMT, LOC,
   700,000    6.00%, 10/1/04 ....................      691,817
            Allegheny County, Pennsylvania,
              Residential Finance Authority,
              Single Family Mortgage, RB, GNMA,
   150,000    6.50%, 11/1/14 ....................      151,736
            Allegheny County, Pennsylvania,
              Residential Finance Authority,
              Single Family Mortgage, RB, Series
              CC-2, GNMA,
   280,000    5.20%, 5/1/17 .....................      276,469
            Allentown, Pennsylvania, Hospital
              Authority, Sacred Heart Hospital of
              Allentown, RB,
   255,000    6.20%, 11/15/03 ...................      249,563
            Beaver County, Pennsylvania, Industrial
              Development Authority, Health Care
              Revenue Refunding, RB, GNMA,
 2,310,000    4.85%, 5/20/10 ....................    2,352,435
            Berks County, Pennsylvania, Municipal
              Authority, Health Care Pooled
              Financing Project, RB,
 1,200,000    5.00%, 3/1/28 .....................    1,060,296
            Berks County, Pennsylvania,
              Redevelopment Authority,
              Multi-Family Revenue, Woodgate
              Associate Project, RB, Series A,
              FNMA,
 1,610,000    5.15%, 1/1/19 .....................    1,514,463
            Bucks County, Pennsylvania, Saint
              Mary's Hospital Authority, RB, ETM,
    70,000    6.625%, 7/1/04 ....................       73,555
            Chester County, Pennsylvania, Health
              & Education Facility, Immaculata
              College, RB:
   265,000    5.00%, 10/15/06 ...................      258,696
   310,000    5.00%, 10/15/07 ...................      300,678
   120,000    5.10%, 10/15/08 ...................      116,237
   230,000    5.125%, 10/15/09 ..................      221,738
   280,000    5.30%, 10/15/11 ...................      269,724

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2001 (Unaudited)

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            Chester County, Pennsylvania, Health
              & Educational Facility Authority,
              Barclay Friends Project, RB, Series
              B, Mandatory Put @ 100, LOC, 2
$2,400,000    4.60%, 8/1/02 ..................... $  2,411,424
            Clearfield, Pennsylvania, Hospital
              Revenue Authority, Clearfield
              Hospital Project, RB,
   890,000    6.875%, 6/1/16 ....................      891,833
            Cumberland County, Pennsylvania,
              Municipal Revenue Authority,
              Presbyterian Homes Project, RB,
 1,210,000    6.00%, 12/1/26 ....................    1,098,704
            Dauphin County, Pennsylvania,
              General Authority, WW15 Term,
              RB, Mandatory Tender @ 100, 2
   525,000    6.85%, 6/1/09 .....................      541,065
            Delaware County, Pennsylvania,
              College Revenue Authority, RB
              Series B:
   200,000    4.75%, 10/1/06 ....................      193,224
   205,000    4.85%, 10/1/07 ....................      197,952
   345,000    4.95%, 10/1/08 ....................      332,656
 2,675,000    5.50%, 10/1/19 ....................    2,454,420
            Delaware County, Pennsylvania,
              Housing Authority, Dunwoody Village
              Project, RB,
   130,000    5.625%, 4/1/09 ....................      130,449
            Delaware County, Pennsylvania,
              Revenue Authority, Dunwoody Village
              Project, RB,
   100,000    6.125%, 4/1/20 ....................       99,827
            Erie, Pennsylvania, Higher Education
              Building Authority, Gannon
              University Project, RB, Series E,
   800,000    5.20%, 7/15/16 ....................      744,968
            Erie, Pennsylvania, Higher Education
              Building Authority, Mercyhurst
              College Project, RB:
   110,000    5.75%, 3/15/12 ....................      111,572
   600,000    5.75%, 3/15/13 ....................      604,512
   325,000    5.85%, 3/15/17 ....................      322,787
            Erie, Pennsylvania, Higher Education
              Building Authority, Mercyhurst
              College Project, RB, Series B,
 1,370,000    5.75%, 3/15/13 ....................    1,380,302
            Falls Township, Pennsylvania, Hospital
              Authority, Delaware Valley Medical
              Center, RB, FHA,
   520,000    6.90%, 8/1/11 .....................      520,042

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            Fayette County, Pennsylvania, Hospital
              Authority, Uniontown Hospital , RB,
              Connie Lee Insured:
$  210,000    5.20%, 6/15/04 .................... $    218,012
   845,000    5.40%, 6/15/06 ....................      890,799
   450,000    5.45%, 6/15/07 ....................      476,442
 1,070,000    5.55%, 6/15/08 ....................    1,139,411
 1,135,000    5.65%, 6/15/09 ....................    1,207,844
            Fleetwood, Pennsylvania, Area School
              District, GO, FGIC,
   500,000    4.70%, 4/1/14 .....................      481,040
            Hampton Township, Pennsylvania, GO,
   275,000    6.30%, 6/1/02 .....................      280,514
            Jefferson County, Pennsylvania,
              Municipal Authority, RB, ETM, MBIA,
    55,000    7.00%, 12/1/02 ....................       56,927
            Lancaster, Pennsylvania, Sewer
              Authority, RB, ETM,
    70,000    6.00%, 4/1/12 .....................       76,458
            Lebanon County, Pennsylvania, Good
              Samaritan Hospital Authority,
              RB, ETM,
     5,000    6.80%, 11/1/01 ....................        5,090
            Mifflin County, Pennsylvania, Hospital
              Authority, RB, Asset Guaranty:
   410,000    5.35%, 7/1/06 .....................      423,407
   405,000    5.50%, 7/1/09 .....................      417,045
            Monroeville, Pennsylvania, Hospital
              Authority, East Suburban Health
              Center Project, RB, Pre-Refunded
              @ 100, 4
   865,000    7.60%, 7/1/04 .....................      943,741
            Montgomery County, Pennsylvania,
              GO, ETM,
   175,000    9.00%, 8/15/04 ....................      188,759
            Montgomery County, Pennsylvania,
              Industrial Development Authority
              RB, BMHR Associated Project, LOC,
   185,000    6.75%, 11/15/04 ...................      192,152
            Montgomery County, Pennsylvania,
              Industrial Development Authority,
               ECRI Project, RB,
   220,000    6.40%, 6/1/03 .....................      221,003
            Montgomery County, Pennsylvania,
              Industrial Development Authority,
              Pollution Control Revenue, Peco
              Energy Company, RB, Series A,
 1,200,000    5.20%, 10/1/30 ....................    1,208,904
            Mount Lebanon, Pennsylvania,
              Hospital Authority, RB, ETM,
   210,000    7.00%, 7/1/06 .....................      226,456

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2001 (Unaudited)

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            Northampton County, Pennsylvania,
              Industrial Development Authority,
              Strawbridge & Clothier Project,
              RB, ETM,
$   90,000    7.20%, 12/15/01 ................... $     92,185
            Pennsylvania Delaware River Port
              Authority, RB, ETM,
   130,000    6.50%, 1/15/11 ....................      143,598
            Pennsylvania Housing Finance Agency,
              Rental Housing, RB, FNMA:
   305,000    5.15%, 7/1/03 .....................      312,637
 3,945,000    6.50%, 7/1/23 .....................    4,069,110
            Pennsylvania Housing Finance Agency,
              Single Family Mortgage, RB, Series
              1991-31A, AMT,
   175,000    7.00%, 10/1/05 ....................      179,209
            Pennsylvania Housing Finance Agency,
              Single Family Mortgage, RB, Series
              64, AMT, 1
 1,575,000    0.00%, 4/1/30 .....................      899,609
            Pennsylvania Housing Finance Agency,
              Single Family Mortgage, RB, Series
              65A, AMT,
   145,000    4.60%, 10/1/08 ....................      145,628
            Pennsylvania State Finance Authority,
              Municipal Capital Imports Program,
              RB, Investment Agreement,
 1,815,000    6.60%, 11/1/09 ....................    1,965,554
            Pennsylvania State Higher
              Educational Facilities Authority,
              UPMC Health Systems, RB, Series
              A, FSA:
   800,000    5.25%, 8/1/10 .....................      837,544
   800,000    5.25%, 8/1/11 .....................      832,768
            Pennsylvania State Higher Educational
              Facility Authority, College &
              University Revenue, RB, Asset
              Guaranty,
   800,000    5.15%, 3/15/20 ....................      789,496
            Pennsylvania State Higher Educational
              Facility Authority, Health Services
              Revenue, Allegheny Delaware
              Valley Obligation, RB, Series A, MBIA,
   200,000    5.40%, 11/15/07 ...................      211,118
            Pennsylvania State Higher Educational
              Facility Authority, Health Services
              Revenue, Allegheny Delaware
              Valley Obligation, RB, Series C, MBIA,
 1,450,000    5.875%, 11/15/18 ..................    1,493,065
            Pennsylvania State Higher
              Educational Facility, Allegheny
              Delaware Valley Obligation, RB,
              Series A, MBIA:
 2,510,000    5.60%, 11/15/09 ...................    2,676,463
 2,215,000    5.70%, 11/15/11 ...................    2,367,015

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            Pennsylvania State Higher Educational
              Facility, Gwynedd Mercy College, RB,
$  980,000    5.00%, 11/1/08 .................... $    981,039
            Pennsylvania State Higher Educational
              Facility, University of The Arts, RB,
              Asset Guaranty:
   125,000    4.75%, 3/15/05 ....................      125,654
   200,000    4.85%, 3/15/06 ....................      200,960
   230,000    5.10%, 3/15/09 ....................      230,865
            Pennsylvania State Higher Educational
              Facility, Ursinus College, RB:
   120,000    5.00%, 1/1/02 .....................      121,048
   140,000    5.10%, 1/1/03 .....................      142,162
   140,000    5.20%, 1/1/04 .....................      143,102
   165,000    5.30%, 1/1/05 .....................      169,633
   190,000    5.40%, 1/1/06 .....................      196,228
   960,000    5.85%, 1/1/17 .....................      952,138
            Pennsylvania State, Higher Educational
              Facilities Authority, College &
              University Revenue, University of
              the Arts, RB, Asset Guaranty,
   800,000    5.50%, 3/15/13 ....................      814,560
            Philadelphia, Pennsylvania, Authority
              For Industrial Development,
              Simpson Housing Project:
   240,000    5.00%, 8/15/09 ....................      221,026
   290,000    5.00%, 8/15/10 ....................      263,114
   240,000    5.10%, 8/15/11 ....................      216,331
            Philadelphia, Pennsylvania, Hospital &
              Higher Education Auhority, Health
              System, RB, Series A, FHA,
 2,690,000    5.375%, 1/1/28 ....................    2,584,902
            Philadelphia, Pennsylvania, Hospital &
              Higher Education Facilities Authority
              Revenue, Temple University
              Childrens Medical, RB,
    65,000    4.40%, 6/15/01 ....................       64,934
            Philadelphia, Pennsylvania, Hospitals
              & Higher Education, RB, ACA,
 1,550,000    6.20%, 5/1/11 .....................    1,585,712
            Philadelphia, Pennsylvania, Housing
              Redevelopment Authority,
              Multi-Family Housing, RB, HUD,
   785,000    5.45%, 2/1/23 .....................      762,730
            Philadelphia, Pennsylvania, Industrial
              Development Authority, Elmira
              Jefferies Memorial Home, RB, FHA,
   380,000    4.75%, 2/1/08 .....................      380,410
            Philadelphia, Pennsylvania, Industrial
              Development Authority, Jeanes
              Physicians' Office, RB, Series A,
   605,000    9.375%, 7/1/10 ....................      605,793

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2001 (Unaudited)

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            Philadelphia, Pennsylvania,
              Redevelopment Authority, First Lien
              Mortgage, Series A,
$  691,900    6.50%, 1/1/29 ..................... $    695,366
            Pittsburgh, Pennsylvania, Urban
              Redevelopment Authority, RB,
              Series C, AMT, FNMA / GNMA,
   160,000    5.95%, 10/1/29 ....................      162,851
            Potter County, Pennsylvania, Hospital
              Redevelopment Authority, Charles
              Cole Memorial Hospital, RB, Asset
              Guaranty,
   230,000    5.10%, 8/1/02 .....................      234,020
            Pottsville, Pennsylvania, Hospital
              Authority, Hospital Revenue,
              Hospital & Warne Clinic, RB, ACA,
   530,000    5.625%, 7/1/24 ....................      493,971
            Pottsville, Pennsylvania, Hospital
              Authority, Pottsville Hospital &
              Warne Clinic, RB:
   600,000    4.70%, 7/1/01 .....................      598,878
   630,000    4.80%, 7/1/02 .....................      622,635
   680,000    5.15%, 7/1/09 .....................      610,640
 1,790,000    5.50%, 7/1/18 .....................    1,468,212
   455,000    7.25%, 7/1/24 .....................      507,757
            Scranton-Lackawanna Counties,
              Pennsylvania, Health & Welfare
              Authority, RB,
   150,000    6.625%, 4/15/07 ...................      150,347
            Scranton-Lackawanna, Pennsylvania,
              Health & Welfare Revenue
              Authority, University of Scranton
              Project, RB, Series A,
 1,075,000    6.50%, 3/1/13 .....................    1,116,065
            Somerset County, Pennsylvania,
              Hospital Authority, Community
              Hospital District B, RB, Asset
              Guaranty:
   455,000    5.20%, 3/1/10 .....................      467,635
   135,000    5.30%, 3/1/11 .....................      138,557
            Southeastern, Pennsylvania, Greene
              School District, GO, ETM,
    35,000    9.375%, 7/1/03 ....................       37,319
            Washington County, Pennsylvania,
              Hospital Revenue Authority,
              Canonsburg General Hospital
              Project, RB, Pre-Refunded @ 102, 4
   425,000    7.35%, 6/1/03 .....................      459,153
            Williamsport, Pennsylvania,
              Multi-Family Housing Authority, RB,
              Series A,
              MBIA / FHA,
 1,165,000    5.25%, 1/1/15 .....................    1,152,604

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            York, Pennsylvania, Housing
              Redevelopment Mortgage Corp.,
              RB, Series A,
$  810,000    6.875%, 11/1/09 ................... $    823,187
                                                  ------------
                                                    71,019,911
                                                  ------------
            RHODE ISLAND--0.75%
            Rhode Island State Health &
              Educational Building Corp.
              Revenue, Higher Education Facility,
              Roger Williams, RB, AMBAC,
   490,000    5.00%, 11/15/24 ...................      457,248
            Rhode Island State Industrial Facilities
              Corp., Industrial Development
              Revenue, Building Authority
              Program, RB, AMT:
   175,000    4.70%, 4/1/05 .....................      172,389
   190,000    4.80%, 4/1/06 .....................      187,006
   185,000    4.90%, 4/1/07 .....................      182,121
   160,000    5.00%, 4/1/08 .....................      157,606
   210,000    5.10%, 4/1/09 .....................      207,436
   225,000    5.20%, 4/1/10 .....................      222,651
   230,000    5.25%, 4/1/11 .....................      226,499
   245,000    5.30%, 4/1/12 .....................      240,178
   265,000    5.35%, 4/1/13 .....................      258,741
    65,000    5.40%, 4/1/14 .....................       63,138
   305,000    5.50%, 4/1/19 .....................      286,468
   380,000    5.60%, 4/1/24 .....................      354,916
            Rhode Island State Industrial Facility
              Corp., Crystal Thermoplastics
              Project, Series A, AMT,
   285,000    6.95%, 8/1/14 .....................      295,391
            West Warwick, Rhode Island, GO,
              Series A, Asset Guaranty,
   585,000    7.30%, 7/15/08 ....................      635,304
                                                  ------------
                                                     3,947,092
                                                  ------------
            SOUTH CAROLINA--1.36%
            Myrtle Beach, South Carolina,
              Convention Center Project, COP, ETM,
   620,000    6.75%, 7/1/02 .....................      632,865
            South Carolina Economic Jobs
              Development, Westminster
              Presbyterian, RB, Series A,
   670,000    5.125%, 11/15/08 ..................      664,412
            South Carolina Job Economic
              Development, Caterpillar
              Incorporated Project, RB, AMT,
   500,000    5.05%, 6/1/08 .....................      491,225

See Notes to Financial Statements.

--------------------------------------------------------------------------------

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Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2001 (Unaudited)


 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            South Carolina Jobs Economic
              Development Revenue Authority,
              Ebenezer Nursing, RB, GNMA,
$1,295,000    6.90%, 12/20/36 ................... $  1,435,715
            South Carolina State Housing Finance
              & Development Authority, Bryton
              Point Apartments Project,
              Mandatory Put @ 100, FNMA, 2
 2,290,000    5.70%, 6/1/05 .....................    2,356,983
            South Carolina State Housing Finance
              & Development Authority, Runway
              Bay Apartments Projects, RB,
   520,000    5.50%, 12/1/05 ....................      525,845
            South Carolina State Housing Finance
              & Development Authority,
              Westbury Plantation, RB, FHA,
   335,000    6.05%, 7/1/27 .....................      336,822
            South Carolina State Housing Finance
              & Development Authority, Hunting
              Ridge Apartments, RB, Mandatory
              Put @ 100, AMT, 2
   755,000    6.75%, 6/1/10 .....................      780,821
                                                  ------------
                                                     7,224,688
                                                  ------------
            SOUTH DAKOTA--0.22%
            South Dakota Housing Development
              Authority, Homeownership Mortgage,
              RB, Series A,
   355,000    5.50%, 5/1/10 .....................      362,750
            South Dakota Housing Development
              Authority, Multi-Family Housing,
              RB, Series B, HUD,
   755,000    7.00%, 4/1/12 .....................      787,457
                                                  ------------
                                                     1,150,207
                                                  ------------
            TENNESSEE--2.24%
            Energy Acquisition Corp., Tennessee,
              Gas Revenue, RB, Series B, AMBAC,
   140,000    5.00%, 9/1/07 .....................      139,615
            Greeneville, Tennessee, Health &
              Education Facility Board, Southern
              Advent Hospital, RB, ETM,
   255,000    8.70%, 10/1/09 ....................      302,295
            Memphis, Tennessee, Health,
              Education, & Housing Facility Board,
              Multi-Family Housing, Hickory Pointe
              Apartments Project, RB, Series A, MBIA,
   465,000    5.40%, 7/1/10 .....................      476,174
            Memphis-Shelby County, Tennessee,
              Tennessee Airport, Federal Express
              Corp., RB,
 3,735,000    6.75%, 9/1/12 .....................    3,878,947

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            Nashville & Davidson Counties,
              Tennessee, Health & Education
              Facilities Board, Homes Inc. Project,
              RB, Series A, Pre-Refunded @ 105, 4
$  185,000    9.00%, 10/1/07 .................... $    236,556
            Nashville & Davidson County,
              Tennessee, Health & Education
              Facilities Board, Modal Health, RB,
              Asset Guaranty,
   630,000    5.50%, 5/1/23 .....................      611,239
            Nashville & Davidson County,
              Tennessee, Health & Education
              Facility Revenue Board, Multi-Family
              Housing, RB, Mandatory Put @ 100,
              FNMA, 2
 1,610,000    5.20%, 2/1/06 .....................    1,638,320
            Nashville & Davidson, Tennessee,
              Multi-Family Housing, Welch Bend
              Apartments, RB, Series A,
              Mandatory Put @ 100, FNMA, 2,3
 1,600,000    5.50%, 1/1/07 .....................    1,632,624
            Shelby County, Tennessee, Health
              Educational & Housing Facility
              Board, Methodist Health Systems,
              RB, MBIA,
 1,505,000    5.20%, 8/1/13 .....................    1,530,736
            Shelby County, Tennessee,
              Multi-Family Housing, Windsor
              Apartments, RB, Series A, Asset
              Guaranty:
 1,000,000    6.50%, 10/1/07 ....................    1,035,550
   370,000    6.75%, 10/1/17 ....................      384,400
            Shelby County, Tennessee, Public
              Improvements, GO, Series B,
    10,000    5.25%, 11/1/06 ....................       10,592
                                                  ------------
                                                    11,877,048
                                                  ------------
            TEXAS--7.75%
            Austin, Texas, Water Sewer &
              Electric Revenue, RB,
   230,000    14.00%, 11/15/01 ..................      231,939
            Bexar County, Texas, Housing Finance
              Corp., GO, 1
 1,330,000    0.00%, 3/1/15 .....................      572,685
            Bexar County, Texas, Housing Finance
              Corp., Multi-Family Housing
            Revenue, American Opportunity Housing,
              RB, MBIA,
   155,000    5.80%, 1/1/31 .....................      155,769
            Bryon, Texas, Higher Education
              Authority, Allen Academy Project,
              RB, Series A:
   270,000    6.50%, 12/1/06 ....................      272,238
 1,315,000    7.30%, 12/1/16 ....................    1,330,938
            Capital Area, Texas, Housing Finance
              Corp., IDK Partners II Trust,
              Series A,
 1,098,517    6.50%, 11/1/19 ....................    1,134,989

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2001 (Unaudited)

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            Collin County, Texas, Housing Financial
              Corp., Preston Bend Apartments
              Project, RB, Mandatory Put @ 100,
              AXA, 2
$  930,000    6.50%, 9/1/03 ..................... $    931,683
            Del Rio, Texas, GO, Asset Guaranty:
   115,000    7.50%, 4/1/03 .....................      121,443
   145,000    7.50%, 4/1/04 .....................      156,358
    95,000    7.50%, 4/1/08 .....................      107,734
   145,000    7.50%, 4/1/09 .....................      163,135
    95,000    6.50%, 4/1/10 .....................      100,905
    45,000    5.55%, 4/1/11 .....................       45,023
    95,000    5.65%, 4/1/13 .....................       94,022
    45,000    5.75%, 4/1/16 .....................       43,769
   185,000    5.75%, 4/1/17 .....................      178,088
            Denison, Texas, Hospital Authority,
              Texoma Medical Center, RB, ETM,
   125,000    7.125%, 7/1/08 ....................      137,955
            Edgewood, Texas, Independent School
              District, RB:
   530,000    4.90%, 8/15/08 ....................      518,838
   560,000    5.00%, 8/15/09 ....................      545,507
   585,000    5.00%, 8/15/10 ....................      563,068
   645,000    5.25%, 8/15/13 ....................      618,994
            Gregg County, Texas, Housing Finance
              Corp., Summer Lake Project, RB,
              Series A, Mandatory Put @ 100,
              AXA, 2
   615,000    6.40%, 3/1/06 .....................      634,336
            Harris County, Texas, Housing Finance
              Corp., Cypress Ridge Apartments,
              RB, AMT, FSA,
   210,000    5.70%, 6/1/06 .....................      214,072
            Harris County, Texas, Toll Road
              Authority, GO, MBIA, 1
   555,000    0.00%, 8/15/01 ....................      549,289
            Heart of Texas Housing Finance Corp.,
              Texas, Multi-Family Housing
               Revenue, RB, GNMA,
 1,000,000    7.40%, 9/20/35 ....................    1,130,340
            Houston, Housing Finance Corp., Texas,
               RB, Series A-2, 1
 1,380,000    0.00%, 6/1/14 .....................      531,962
            Houston, Housing Finance Corp., Texas,
                Series A-1, RB,
   440,000    8.00%, 6/1/14 .....................      471,896
            Houston, Texas, Port Authority, Airport
              and Marina Improvement, RB,
   100,000    5.75%, 5/1/02 .....................      101,194

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            Houston, Texas, Sewer Systems,
              RB, ETM:
$  480,000    5.40%, 10/1/04 .................... $    495,240
   175,000    6.375%, 10/1/08 ...................      191,433
            Matagorda County, Texas, Port of Bay
              City Authority, Hoechst Celanese
              Corp. Project, RB, AMT,
 1,250,000    6.50%, 5/1/26 .....................    1,252,775
            Northeast, Texas, Hospital Authority,
              RB, ETM,
   550,000    8.00%, 7/1/08 .....................      623,887
            Odessa, Texas, Housing Finance Corp.,
              Single Family Mortgage, RB,
                Series A, FNMA,
   106,915    8.45%, 11/1/11 ....................      113,002
            Panhandle, Texas, Regional Housing
              Finance Corp., Single Family
              Mortgage, RB, Series A, AMT,
              GNMA,
   290,000    7.50%, 5/1/24 .....................      291,581
            Robstown, Texas, Electric Light &
               Power Revenue, RB:
   100,000    6.00%, 12/1/02 ....................      100,182
   100,000    6.00%, 12/1/03 ....................      100,182
   100,000    6.00%, 12/1/04 ....................      100,182
   100,000    6.00%, 12/1/05 ....................      100,182
   100,000    6.00%, 12/1/06 ....................      100,182
            Southeast, Texas, Housing Finance
              Corp., Residual Revenue Capital
              Appreciation, RB, 1
 7,685,000    0.00%, 9/1/17 .....................    3,286,413
            Tarrant County, Texas, Health Facility,
              South Central Nursing, RB, Series A,
              MBIA / FHA,
   185,000    6.00%, 1/1/37 .....................      192,629
            Tarrant County, Texas, Housing Finance
              Corp. Revenue, Multi-Family
              Housing, RB, GNMA:
 1,540,000    6.85%, 9/20/30 ....................    1,678,061
 2,985,000    6.95%, 3/20/39 ....................    3,254,934
 1,605,000    5.50%, 9/20/42 ....................    1,551,361
            Tarrant County, Texas, Housing Finance
              Corp., Multi-Family Housing,
              Summit Project, RB, Series A,
              Mandatory Put @ 100, FNMA, 2
 1,510,000    5.08%, 9/1/07 .....................    1,511,299
            Tensas Parish, Texas, LA Law
              Enforcement District, COP,
              Pre-Refunded @ 102, 4
 2,000,000    7.00%, 9/1/08 .....................    2,284,080
            Texarkana, Texas, Housing Finance
              Corp., Summerhill, RB, Series A,
              GNMA,
   170,000    5.55%, 1/20/07 ....................      172,814

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2001 (Unaudited)

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            Texas Gulf Coast Waste Disposal
              Authority , Atlantic Richfield
              Company Project, RB, Pre-Refunded
              @ 100, 4
$  295,000    6.50%, 8/1/03 ..................... $    309,998
            Texas Gulf Coast Waste Disposal
              Authority, Champion International
              Corp., RB, AMT,
 4,900,000    6.875%, 12/1/28 ...................    4,911,025
            Texas State Department Housing &
              Community Affairs, Meadow Ridge
              Apartments Project, RB, AMT, FNMA,
 1,130,000    5.05%, 8/1/08 .....................    1,134,000
            Texas State Department Housing &
              Community Affairs, Single Family
              Revenue, RB, Series E,
 1,190,000    6.00%, 9/1/17 .....................    1,235,589
            Texas State Department Housing &
              Community Affairs, Volente Project,
              RB, AMT, FNMA,
   885,000    5.00%, 7/1/08 .....................      893,381
            Texas Water Resident Finance
              Authority Revenue Refunding, RB,
              AMBAC,
   370,000    4.60%, 8/15/08 ....................      372,224
            Travis County, Texas, Housing Finance
              Corp., Broadmoor Apartments
              Project, RB, AMT, FSA,
   725,000    5.70%, 6/1/06 .....................      750,600
            University of Texas, Texas, RB, Series A,
   500,000    6.50%, 8/15/01 ....................      504,760
            Willow Fork, Texas, Drain District, GO,
              AMBAC:
    80,000    4.60%, 9/1/05 .....................       81,762
   185,000    4.60%, 9/1/06 .....................      188,495
   320,000    4.65%, 9/1/07 .....................      324,662
   215,000    4.70%, 9/1/08 .....................      217,313
   310,000    4.80%, 9/1/09 .....................      313,178
   325,000    4.90%, 9/1/10 .....................      328,169
   390,000    4.90%, 9/1/11 .....................      391,611
                                                  ------------
                                                    41,015,355
                                                  ------------
            UTAH--1.37%
            Hilldale, Utah, GO,
   170,000    7.50%, 12/15/03 ...................      175,738
            Intermountain Power Agency, Utah,
              Power Supply Revenue, RB,
              Series A, ETM, MBIA,
   800,000    6.15%, 7/1/14 .....................      885,848
            Provo City, Utah, Housing Authority,
              Multi-Family Housing, Lookout
              Pointe Apartments, RB, GNMA,
   370,000    6.00%, 7/20/08 ....................      389,188

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            Utah State Housing Agency, Single
              Family Mortgage, RB, AMT,
$1,555,000    5.40%, 7/1/20 ..................... $  1,547,520
            Utah State Housing Finance Agency,
              Single Family Mortgage, RB, AMT,
   225,000    5.25%, 7/1/12 .....................      225,776
            Utah State Housing Finance Agency,
              Single Family Mortgage, RB,
              AMT, FHA,
    15,000    7.60%, 1/1/22 .....................       15,335
            Utah State Housing Finance Agency,
              Single Family Mortgage, RB,
              Series A, FHA / VA / FMNA,
    25,000    6.05%, 7/1/25 .....................       25,087
            Utah State Housing Finance Agency,
              Single Family Mortgage, RB,
              Series A-2, AMT,
   630,000    5.40%, 7/1/16 .....................      632,766
            Utah State Housing Finance Agency,
              Single Family Mortgage, RB,
              Series A-2, Class III, AMT,
   435,000    5.05%, 7/1/12 .....................      437,397
            Utah State Housing Finance Agency,
              Single Family Mortgage, RB,
              Series B-2, AMT,
   360,000    5.25%, 7/1/11 .....................      369,554
            Utah State Housing Finance Agency,
              Single Family Mortgage, RB,
              Series C, Class III,
   500,000    6.25%, 7/1/14 .....................      522,795
            Utah State Housing Finance Agency,
              Single Family Mortgage, RB,
              Series F-1, Class I,
   300,000    5.50%, 7/1/16 .....................      304,311
            Utah State Housing Finance Agency,
              Single Family Mortgage,
              Series A-2, AMT,
   310,000    5.20%, 7/1/11 .....................      314,101
            Utah State Housing Finance Agency,
              Sub-Single Family Mortgage, RB,
              AMBAC,
   345,000    5.85%, 7/1/07 .....................      366,224
            Weber County, Utah, Municipal
              Building Authority, RB, Asset
              Guaranty,
   960,000    6.75%, 12/15/04 ...................    1,032,374
                                                  ------------
                                                     7,244,014
                                                  ------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2001 (Unaudited)

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            VERMONT--0.24%
            Vermont Education & Health Building
              Finance Authority, Norwich
              University Project, RB:
$  150,000    4.75%, 7/1/04 ..................... $    148,385
   275,000    5.00%, 7/1/06 .....................      271,169
   310,000    5.00%, 7/1/07 .....................      304,339
   525,000    5.75%, 7/1/13 .....................      528,670
                                                  ------------
                                                     1,252,563
                                                  ------------
            VIRGINIA--1.12%
            Arlington County, Virginia, GO,
   400,000    5.50%, 8/1/05 .....................      426,448
            Chesterfield County, Virginia,
              Industrial Development Authority,
              Multi-Family Housing, Winchester
              Greens, RB, Standby LOC:
   170,000    5.00%, 7/1/14 .....................      167,093
   135,000    5.20%, 7/1/19 .....................      129,954
            Newport News, Virginia, Industrial
              Development Authority, Mennowood
              Communities, RB, Series A, GNMA,
   875,000    7.25%, 8/1/16 .....................      974,671
            Richmond, Virginia, Metro Expressway
              Authority, RB, ETM, AMBAC,
   805,000    7.00%, 10/15/13 ...................      914,271
            Virginia Poplar Hill Community
              Development Authority, BAN,
              Series B,
 2,000,000    5.50%, 6/15/01 ....................    2,003,360
            Virginia State Housing Development
              Authority, Multi-Family Mortgage, RB,
   175,000    6.30%, 11/1/08 ....................      176,432
            Virginia State Housing Development
              Authority, Multi-Family Mortgage,
              RB, Series D,
   600,000    6.80%, 11/1/09 ....................      621,498
            Virginia State Housing Development
              Authority, RB,
   500,000    6.10%, 1/1/07 .....................      516,360
                                                  ------------
                                                     5,930,087
                                                  ------------
            WASHINGTON--1.63%
            Grays Harbor County, Washington,
              Public Utility District Number 1, RB,
              ETM,
   210,000    5.375%, 1/1/06 ....................      217,421
            King County, Washington, Housing
              Authority, Multi-Family Mortgage,
              Section 8 Assisted, RB, Series A,
   305,000    7.00%, 8/1/03 .....................      306,473
            King County, Washington, Housing
              Authority, Multi-Family Mortgage,
              Section 8 Assisted, RB, Series B,
    90,000    7.00%, 8/1/03 .....................       90,432

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            Seattle, Washington, Low Income
              Housing Assistance Authority,
              Kin On Project, RB, Series A, GNMA,
$1,132,000    7.40%, 11/20/36 ................... $  1,255,377
            Spokane, Washington, Housing
              Authority, Valley 206 Apartments,
              RB, Series A,
   755,000    5.625%, 4/1/28 ....................      671,482
            Spokane, Washington, Housing
              Authority, Valley 206 Apartments,
              RB, Series B, LOC,
   405,000    5.75%, 4/1/28 .....................      366,598
            Washington State Housing Finance
              Commision, Convention Deferred
              Interest, RB, Series 4A, AMT,
              FNMA / GNMA, 1
 2,440,000    0.00%, 12/1/20 ....................    1,524,439
            Washington State Housing Finance
              Commision, RB, Series B,
              GNMA / FNMA,
   470,000    6.90%, 7/1/16 .....................      472,110
            Washington State Housing Finance
              Commission, Nonprofit Housing
              Revenue, Presbyterian Ministries,
              RB, Series A, ACA:
   995,000    5.10%, 1/1/14 .....................      943,290
   840,000    5.30%, 1/1/19 .....................      773,833
            Washington State, Public Power
              Supply Systems, Nuclear Project #3,
              RB, Series B, Partially Pre-Refunded
              @ 102, 4
 1,995,000    7.375%, 7/1/04 ....................    2,025,743
                                                  ------------
                                                     8,647,198
                                                  ------------
              WEST VIRGINIA--1.65%
            Beckley, West Virginia, Nursing Facility,
              Beckley Healthcare Corp. Project,
              RB, Standby LOC:
   190,000    5.55%, 9/1/08 .....................      184,422
   150,000    5.70%, 9/1/09 .....................      145,758
            Harrison County, West Virginia, CMO,
               Series B, AMBAC, 1
 2,127,000    0.00%, 10/20/10 ...................    1,122,546
            Kanawha County, West Virginia,
              Pollution Control Revenue,
              E.I. DuPont de Nemours Co. Project,
              RB,
 1,725,000    5.40%, 9/1/07 .....................    1,726,587
            Marshall County, West Virginia,
              Capital Appreciation, RB, MBIA, 1
 2,255,000    0.00%, 5/1/14 .....................      835,297

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2001 (Unaudited)

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            Mason County, West Virginia,
              Point Pleasant Haven, RB, LOC,
$  635,000    6.20%, 12/1/05 .................... $    603,250
            Preston County, West Virginia,
              Pollution Control Authority,
              Community-Monongahela, RB,
              Series C,
 4,105,000    4.50%, 3/1/03 .....................    4,129,958
                                                  ------------
                                                     8,747,818
                                                  ------------
            WISCONSIN--2.93%
            Oshkosh, Wisconsin, Hospital Facility,
              Mercy Medical Center. RB,
              Pre-Refunded @ 100, 4
   175,000    7.375%, 7/1/07 ....................      200,004
            Pewaukee, Wisconsin Industrial
              Development Authority, Lake County
              Development Project, RB, AMT, LOC,
   130,000    6.00%, 6/1/06 .....................      134,737
            Pewaukee, Wisconsin, Industrial
              Development Authority, Lake
              County Development Project, RB,
              AMT, LOC:
   100,000    5.80%, 6/1/04 .....................      102,706
   105,000    5.90%, 6/1/05 .....................      108,459
            Shell Lake, Wisconsin Nursing Home
              Revenue , Terraceview Living, RB,
              GNMA,
 1,250,000    5.30%, 9/20/18 ....................    1,203,475
            West Bend, Wisconsin, GO,
   140,000    6.40%, 2/1/05 .....................      145,774
            Whitewater, Wisconsin Waterworks
              Systems Mortgage,RB,
   185,000    7.50%, 7/1/16 .....................      213,647
            Wisconsin Housing & Economic
              Development Authority, Home
              Ownership Revenue, RB,
              Series C, FHA,
 2,500,000    6.25%, 9/1/17 .....................    2,555,725
            Wisconsin Housing & Economic
              Development Authority, Housing
              Revenue, RB, MBIA,
 1,580,000    5.80%, 11/1/13 ....................    1,640,846
            Wisconsin Housing & Economic
              Development Authority, RB,
              Series B, AMT,
   305,000    4.95%, 9/1/09 .....................      308,511
            Wisconsin State Health & Education
              Facility, Richland Hospital Inc
              Project, RB, Series A, ACA,
 2,755,000    5.375%, 6/1/28 ....................    2,414,758

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            Wisconsin State Health &
              Educational Facilities, Sister
              Sorrowful Mothers, RB, Series A,
              MBIA:
$  850,000    5.10%, 8/15/07 .................... $    884,043
 1,260,000    5.20%, 8/15/08 ....................    1,315,024
   890,000    5.30%, 8/15/09 ....................      930,344
            Wisconsin State Health & Educational
              Facilities, Viterbo College
              Incorporated Project, RB, LOC:
    95,000    5.40%, 2/1/05 .....................       97,981
   390,000    5.75%, 2/1/12 .....................      396,829
   405,000    6.00%, 2/1/17 .....................      409,066
            Wisconsin State Health & Educational
              Facility Revenue Authority, RB, ACA,
 1,000,000    6.00%, 5/15/16 ....................      996,050
            Wisconsin State Petroleum, Inspection
              Fee Revenue, RB, Series A,
   700,000    5.40%, 7/1/08 .....................      738,584
            Wisconsin State, GO, Series C,
   600,000    5.00%, 5/1/08 .....................      623,694
            Wisconsin State Health & Educational
              Facilities, Viterbo College
              Incorporated Project, RB, LOC,
   110,000    5.25%, 2/1/04 .....................      112,592
                                                  ------------
                                                    15,532,849
                                                  ------------
            WYOMING--0.78%
            Cheyenne, Wyoming, Federal Mineral
              Royalty, RB,
   755,000    6.20%, 6/1/09 .....................      795,468
            Green River-Sweetwater County,
              Wyoming, Joint Powers Board,
              RB, Series B, FSA,
   465,000    4.50%, 3/1/14 .....................      465,381
            Teton County, Wyoming, Hospital,
              St. John's Hospital, RB, ACA,
   250,000    5.00%, 12/1/03 ....................      253,010
            Wyoming Community Development
              Authority, RB, Series 5, AMT,
   145,000    5.70%, 12/1/07 ....................      153,664
            Wyoming Community Development
              Authority, Single Family Mortgage,
              RB, Series B, AMT,
    90,000    8.125%, 6/1/21 ....................       91,174
            Wyoming Multi-Family Community
              Development Authority, Aspen
              Court Apartments Project, RB,
              Series A, Mandatory Put @ 100,
              AMT, LOC, 2
 2,410,000    4.75%, 12/1/08 ....................    2,354,425
                                                  ------------
                                                     4,113,122
                                                  ------------
TOTAL MUNICIPAL BONDS
   (Cost $513,818,255) ..........................  517,395,069
                                                  ------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2001 (Unaudited)

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            TAX-EXEMPT ASSET-BACKED
            SECURITIES--0.69%
            Bridlewood Village Apartments,
              Participation Certificate, Class A, FHA,
$1,637,000    5.60%, 9/1/21 5 ................... $  1,637,007
            FHA Insured Trust, Series 1996-1,
              Class A-2, Private Placement,
   607,000    6.75%, 2/1/13 .....................      614,160
            FHA Insured Trust, Series 1996-1,
              Class A-3, Private Placement,
 1,383,000    7.00%, 7/1/22 .....................    1,399,981
                                                  ------------
TOTAL TAX-EXEMPT ASSET-BACKED SECURITIES
   (Cost $3,628,104) ............................    3,651,148
                                                  ------------

            CASH EQUIVALENT--0.86%
            Provident Institutional Municipal
 4,542,000    Cash Fund, ........................    4,542,156
                                                  ------------
TOTAL CASH EQUIVALENT
   (Cost $4,542,156) ............................    4,542,156
                                                  ------------
TOTAL INVESTMENTS
   (Cost $521,988,515)                 99.30%     $525,588,373

OTHER ASSETS IN EXCESS OF LIABILITIES   0.70         3,702,130
                                      ------      ------------
NET ASSETS                            100.00%     $529,290,503
                                      ======      ============

--------------------------------------------------------------------------------
1 Zero Coupon Security.
2 Mandatory Put/Tender  Security.  The mandatory put/tender date is shown as the maturity date on the Scedule of Investments.
3 Variable Rate  Security.  The rate reported on the Schedule of  Investments is the rate in effect as of April 30, 2001.
4 Pre-Refunded  Security. The pre-refunded date is shown as the maturity date on the Schedule of Investments.
5 Fair valued security. Fair valued securities represent 0.31% of the Fund's net assets.

Abbreviations:
AMT -- Income from security may be subject to alternative minimum tax.
CMO -- Collaterized Mortgage Obligation
COP -- Certificate of Participation
ETM -- Escrowed to Maturity
GO  -- General Obligation
LOC -- Securities are held  in  connection  with  a  letter of credit by a major commercial bank.
RB  -- Revenue Bond

The following organizations have provided underlying credit support for the securities as defined in the Schedule of Investments.

ACA            -- American Capital Access
AMBAC          -- American Municipal Bond Assurance Corp.
Asset Guaranty -- Asset Guaranty
AXA            -- Multi-Line Insurance
BIGI           -- Bond Investors Guaranty Insurance
FGIC           -- Financial Guaranty Insurance Company
FHA            -- Federal Housing Administration
FNMA           -- Federal National Mortgage Association
FSA            -- Financial Security Assurance
GNMA           -- Government National Mortgage Association
HUD            -- Housing & Urban Development
MBIA           -- Municipal Bond Investors Assurance
QBE            -- Insurance Group Limited
The accompanying notes are an integral part of the financial statements.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Short-Term Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2001 (Unaudited)

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE
            MUNICIPAL BONDS--96.99%
            ALABAMA--4.26%
            Alabama 21st Century Authority,
              Tobacco Settlement Revenue, RB,
$  460,000    5.25%, 12/1/01 .................... $    461,638
            Alabama Hartselle Medical Clinic,
              Hospital Clinic America, Board
              Hospital RB, ETM,
    10,000    6.25%, 10/1/02 ....................       10,252
            Auburn, Alabama, Industrial
              Development Revenue Board,
              Auburn Hotel Ltd. Project, RB,
              Series A, AMT:
   200,000    8.00%, 12/1/04 ....................      217,888
   500,000    8.50%, 12/1/13 ....................      563,235
            Huntsville, Alabama, GO,
 5,000,000    5.375%, 12/1/03 ...................    5,017,350
                                                  ------------
                                                     6,270,363
                                                  ------------
            ALASKA--2.04%
            Alaska State Housing Finance Corp.,
              RB, Series A, MBIA,
 2,500,000    6.00%, 12/1/15 ....................    2,602,125
            Valdez, Alaska, Marine Terminal
              Revenue, ARCO Pipe Line Company
              Project, RB, Pre-Refunded @ 100, 4
   380,000    6.00%, 8/1/03 .....................      398,251
                                                  ------------
                                                     3,000,376
                                                  ------------
            ARIZONA--3.60%
            Arizona Health Facility Authority,
              Hospital Systems Revenue, Phoenix
              Baptist Hospital & Medical, RB,
              ETM, MBIA,
    75,000    6.25%, 9/1/11 .....................       79,834
            Arizona Valley Housing Development
              Corp., Roosevelt Plaza, RB, HUD
              Section 8,
   295,000    8.00%, 10/1/20 ....................      297,540
            Casa Grande, Arizona, Industrial
              Development Authority, Multi-Family
              Housing Revenue, Quail Gardens,
              RB, FNMA,
 2,730,000    5.25%, 12/1/10 ....................    2,748,045
            Maricopa County, Arizona, Hospital
              Revenue Authority, RB, Phoenix
              Baptist Hospital & Medical Center,
              ETM,
   100,000    7.125%, 10/1/02 ...................      102,730

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            Maricopa County, Arizona, Hospital
              Revenue Authority, Samaritan Health
               Services, RB, ETM,
$  220,000    6.75%, 1/1/04 ..................... $    229,841
            Maricopa County, Arizona, Hospital
              Revenue Authority, Sun Health Corp.,
              RB, ETM,
   125,000    7.875%, 4/1/02 ....................      129,831
            Maricopa County, Arizona, Industrial
              Development Authority, Lutheran
              Hospital & Homes, RB, ETM,
   245,000    6.75%, 12/1/03 ....................      257,022
            Sierra Vista, Arizona, Industrial
              Development Revenue, RB, FNMA,
 1,440,000    5.25%, 12/1/10 ....................    1,451,434
                                                  ------------
                                                     5,296,277
                                                  ------------
            ARKANSAS--1.87%
            Arkansas State Development Finance
              Authority, Single Family Mortgage
              Revenue, RB, Series A, FHA / VA,
   250,000    8.00%, 8/15/11 ....................      258,945
            Crosett, Arkansas, Industrial
              Development Authority, Georgia
              Pacific Project, RB, Pre-Refunded
              @ 100, 4
   400,000    6.00%, 6/1/01 .....................      400,908
            Little Rock, Arkansas, Residential
              Housing & Public Facility Board, RB,
              Series B, 1
   405,000    0.00%, 7/15/11 ....................      206,469
            Mississippi County, Arkansas, Hospital
              Revenue, RB, AMBAC, ETM,
   125,000    7.25%, 11/1/02 ....................      129,616
            Rogers, Arkansas, Residential Housing
              Facility Board, Innisfree Apartment
              Project, RB, Mandatory Put @
              100 LOC 2,
   965,000    4.875%, 5/1/03 ....................      957,299
            Rogers, Arkansas, Sales & Use Tax
              Revenue, RB, Series 1996,
   655,000    5.00%, 11/1/15 ....................      662,087
            Springdale, Arkansas, Residential
              Housing & Healthcare Facility Board,
              RB, Series A, FNMA,
   129,000    7.65%, 9/1/11 .....................      141,473
                                                  ------------
                                                     2,756,797
                                                  ------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Short-Term Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2001 (Unaudited)

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            CALIFORNIA--0.39%
            ABAG, California, Finance Authority for
              the Non-Profit Co., American Baptist
              Homes, Series A, COP,
$  250,000    5.50%, 10/1/07 .................... $    237,285
            Brea, California, Public Finance
              Revenue Authority, Pre-Refunded @
              102, MBIA, 4
   115,000    7.00%, 8/1/01 .....................      118,274
            Los Angeles, California, Public Facility
                Corp., RB, ETM,
    80,000    5.40%, 8/1/07 .....................       83,816
            Santa Clara County, California, Housing
              Authority, Amberwood Apartments
              Project, RB, Series C, FNMA,
   130,000    4.75%, 10/1/07 ....................      132,141
                                                  ------------
                                                       571,516
                                                  ------------
            COLORADO--1.31%
            Aurora, Colorado, Single Family
              Mortgage Revenue, RB, Series A,
   120,000    7.30%, 5/1/10 .....................      124,584
            Colorado Housing & Finance Authority,
              Single Family Housing Program, RB,
              AMT, Series E,
    35,000    6.25%, 12/1/09 ....................       35,677
            Colorado Housing Finance Authority,
              Single Family Program, RB, Series B,
   465,000    4.875%, 4/1/07 ....................      470,845
            Colorado Housing Finance Authority,
              Single Family Program, RB, Series
              C-2, FHA / VA,
    85,000    6.85%, 8/1/22 .....................       87,055
            Colorado Housing Finance Authority,
              Single Family Program, RB, Series
              D-1, FHA / VA / FNMA,
   195,000    6.60%, 8/1/17 .....................      200,047
            Colorado Student Obligation Board
              Authority, Series C, RB, AMT,
   565,000    6.90%, 9/1/01 .....................      571,537
            Colorado, Housing Finance Authority,
              Single Family Program, Series B, RB,
    25,000    4.625%, 11/1/05 ...................       25,003
            El Paso County, Colorado, Colonial
              Multi-Family Mortgage Revenue,
              Cottonwood Terrace Project, RB,
              GNMA,
    10,000    5.25%, 9/20/03 ....................       10,098
            El Paso County, Colorado, Colonial
              Residual Revenue, RB, Series C,
              AMT, 1
 1,000,000    0.00%, 7/10/14 ....................      372,350

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            Logan County, Colorado, Single Family
              Mortgage, RB, Series A,
$   35,000    8.50%, 11/1/11 .................... $     35,839
                                                  ------------
                                                     1,933,035
                                                  ------------
            CONNECTICUT--0.31%
            Connecticut Health & Educational
              Facilities, Lutheran General Health
              Care System, RB, ETM,
    50,000    7.25%, 7/1/04 .....................       52,733
            Connecticut State Housing Finance
              Authority, Housing Mortgage Finance
              Program, RB, Series B,
   150,000    7.00%, 11/15/02 ...................      151,326
            Connecticut State, GO,
   245,000    5.25%, 7/1/02 .....................      245,412
                                                  ------------
                                                       449,471
                                                  ------------
            DELAWARE--0.17%
            Delaware State, Health Facilities
              Authority, Beebe Medical Center, RB,
   180,000    5.80%, 6/1/01 .....................      179,937
            Delaware Transportation Authority,
              Delaware Turnpike Revenue, RB, ETM,
    45,000    9.00%, 7/1/01 .....................       45,421
            Dover, Delaware, Water & Sewer
              Revenue, RB, Series B, MBIA,
    20,000    7.20%, 7/1/01 .....................       20,065
                                                  ------------
                                                       245,423
                                                  ------------
            DISTRICT OF COLUMBIA--1.17%
            District of Columbia Housing Finance
              Agency, Mutli-Family Housing
              Revenue, Stanton Glenn Apartments,
              RB, AMT, FHA,
 1,305,000    5.60%, 11/1/10 ....................    1,353,559
            District of Columbia Housing Finance
              Agency, Multi-Family Housing
              Revenue, Rockburne Estates, RB,
              AMT, GNMA,
   360,000    5.20%, 2/20/09 ....................      363,499
                                                  ------------
                                                     1,717,058
                                                  ------------
            FLORIDA--2.15%
            Alachua County, Florida, Health
              Facility Authority, Shands
              Teaching Hospital
              & Clinics Inc., RB, ETM,
   180,000    7.00%, 12/1/01 ....................      184,039
            Dade County, Florida, Housing Finance
              Authority, Single Family Mortgage
              Revenue, RB, Series B-1, AMT,
              FNMA / GNMA,
   228,000    6.10%, 4/1/27 .....................      243,102

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Short-Term Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2001 (Unaudited)

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            Dade County, Florida, Industrial
              Development Authority, South Dade
              Jewish Center, RB, LOC,
$  155,000    7.10%, 7/1/01 ..................... $    155,491
            Dade County, Florida, Port Authority
              Revenue, RB, Series C, Pre-Refunded
              @100, 4
   625,000    5.50%, 4/1/07 .....................      649,400
            Florida Housing Finance Agency, Multi-
              Family Housing Revenue, RB, FNMA,
   170,000    5.50%, 11/1/05 ....................      171,192
            Florida State Board of Public Education,
              GO, ETM,
   500,000    6.20%, 5/1/06 .....................      525,245
            Fort Meyers, Florida, Improvement
              Revenue Authority, Special
              Assessment, Pre-Refunded @ 100, 4
   275,000    7.05%, 7/1/03 .....................      293,934
            Gainesville, Florida, Utility Systems
               Revenue, RB, ETM,
   685,000    6.20%, 10/1/02 ....................      700,036
            Putnam County, Florida, Development
              Authority, Pollution Control Revenue,
              Hudson Pulp & Paper Corp.
              Project, RB,
   210,000    7.25%, 5/1/02 .....................      210,202
            Tallahassee, Florida Municipal
              Electricity, RB, ETM,
    25,000    9.10%, 10/1/02 ....................       26,363
                                                  ------------
                                                     3,159,004
                                                  ------------
            GEORGIA--1.28%
            Atlanta, Georgia, Urban Residential
              Finance Authority, Multi-Family
              Revenue, Shamrock Garden
              Apartments Project, RB, AMT, FNMA,
   365,000    5.10%, 10/1/14 ....................      355,306
            Augusta-Richmond County, Georgia,
              Coliseum Revenue Authority, RB, ETM,
   200,000    6.30%, 2/1/10 .....................      218,796
            Burke County, Georgia, Development
              Authority, Pollution Control Revenue,
              Oglethorpe Power Corp., RB, ETM,
              MBIA,
   196,000    7.50%, 1/1/03 .....................      204,446
            Canton, Georgia, Multi-Family Housing
              Authority, Canterbury Ridge
              Apartments Project, RB, FNMA, AMT,
   500,000    4.90%, 3/1/08 .....................      512,515
            Clarke County, Georgia, Hospital
              Authority, RB, MBIA, ETM,
    70,000    9.75%, 1/1/02 .....................       72,869

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            Cobb County, Georgia, Kennestone
              Hospital Authority, RB, MBIA, ETM,
$   55,000    10.25%, 2/1/02 .................... $     57,647
            Cobb County, Georgia, Water & Sewer
               Revenue, RB, ETM,
   105,000    9.50%, 1/1/02 .....................      109,205
            Crisp County, Georgia, Industrial
              Development Authority, Cobis
              Products Company, RB, ETM,
   109,000    6.30%, 7/1/02 .....................      109,393
            Dekalb County, Georgia, Industrial
              Development Authority, RB, LOC,
   185,000    5.40%, 11/1/03 ....................      188,200
            Fulton County, Georgia, Housing
              Authority, Single Family Revenue, RB,
              AMT, GNMA / FHA / VA,
    60,000    6.20%, 3/1/13 .....................       60,200
                                                  ------------
                                                     1,888,577
                                                  ------------
            IDAHO--2.33%
            Boise City, Idaho, Industrial
              Development Corp., Western
              Trailer Company Project, RB, AMT, LOC,
   445,000    4.75%, 12/15/02 ...................      446,856
            Idaho Housing & Finance Association,
              Single Family Mortgage, RB, Series
              G-2, AMT,
   100,000    5.75%, 1/1/14 .....................      103,183
            Idaho Housing & Finance Association,
              Single Family Mortgage, RB, Series
              G2, Class III, AMT,
 1,250,000    5.95%, 7/1/19 .....................    1,280,750
            Idaho Housing & Finance Association,
              Single Family Mortgage, RB, Sub
              Series H-2, AMT, FHA / VA,
   910,000    5.85%, 1/1/14 .....................      946,373
            Idaho Housing Agency, Single Family
              Mortgage, RB, Series B-2, AMT,
   560,000    6.50%, 7/1/25 .....................      569,481
            Idaho State Housing Agency, Single
              Family Mortgage, RB, Series C-1,
    85,000    7.65%, 7/1/10 .....................       85,775
                                                  ------------
                                                     3,432,418
                                                  ------------
            ILLINOIS--9.53%
            Dupage County, Illinois, Water & Sewer,
              RB, MBIA, ETM,
   145,000    10.50%, 1/1/02 ....................      151,599
            East Saint Louis, Illinois, Dawson
              Manor, RB, Series A, MBIA,
   210,000    5.875%, 1/1/06 ....................      213,664
            Homewood, Illinois, GO, MBIA,
    20,000    5.70%, 12/1/01 ....................       20,285

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Short-Term Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2001 (Unaudited)

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            Illinois Health Facilities Authority
              Revenue, MacNeal Memorial Hospital
              Association Project, RB, Pre-Refunded
              @ 100, 4
$   90,000    6.60%, 8/1/01 ..................... $     90,739
            Illinois Health Facilities Authority
              Revenue, Midwest Group Ltd., RB,
              ACA,
 3,005,000    5.375%, 11/15/08 ..................    3,029,941
            Illinois Health Facilities Authority
              Revenue, RB, Series A, FSA,
   906,000    7.60%, 8/15/10 ....................      927,119
            Illinois Health Facilities Authority
              Revenue, Sydney R. Forkosh Memorial
              Hospital, RB, Pre-Refunded @ 100, 4
   160,000    7.00%, 7/1/02 .....................      165,558
            Illinois Health Facilities Authority,
              Evangelical Hospital Association
              Project, RB, ETM,
   125,000    6.60%, 10/1/03 ....................      129,990
            Illinois Health Facilities Revenue
              Authority, Community Hospital of
              Ottawa Project, RB,
   300,000    6.75%, 8/15/14 ....................      300,354
            Illinois Health Facilities Revenue
              Authority, Ravenswood Hospital
              Medical Center Project, RB, ETM,
   140,000    7.25%, 8/1/06 .....................      151,557
            Illinois Industrial Development
              Finance Authority, Rayner &
              Rinn-Scott Project, RB, AMT, LOC:
   160,000    5.65%, 6/1/03 .....................      162,091
   170,000    5.70%, 6/1/04 .....................      173,306
   195,000    6.35%, 6/1/15 .....................      201,507
            Illinois Onterie Center Housing Finance
              Corp., Onterie Center Project, RB,
              MBIA / FHA,
 3,000,000    7.00%, 7/1/12 .....................    3,132,780
            Illinois State Toll Highway Authority,
              RB, Pre-Refunded @ 100, 4
   205,000    6.75%, 7/1/06 .....................      222,271
            Northern Illinois University, Illinois,
              RB, ETM,
   230,000    7.125%, 4/1/05 ....................      246,746
            Palatine County, Illinois, Tax Increment
              Revenue, Dundee Road
              Redevelopment Project, Tax Allocation
              Bond, AMBAC,
 1,500,000    5.25%, 1/1/17 .....................    1,518,240

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            Pittsburgh, Illinois, Urban
              Redevelopment Authority, Hazlewood
              Project, RB, MBIA / FHA,
$   60,000    5.40%, 1/1/22 ..................... $     58,925
            Rockford, Illinois, Hospital Facility
              Revenue, Swedish-Amern Hospital
              Association, RB, ETM,
   460,000    7.25%, 4/1/04 .....................      487,563
            St. Clair County, Illinois, COP, MBIA,
   230,000    8.00%, 12/1/01 ....................      236,309
            Urbana, Illinois, Residential Mortgage
               Revenue, RB, ETM,
 2,245,000    7.30%, 9/1/06 .....................    2,415,777
                                                  ------------
                                                    14,036,321
                                                  ------------
            INDIANA--3.17%
            Indiana Health Facility Financing
              Authority, Hospital Revenue,
              Community Hospital Improvements
               Project, RB, MBIA,
 2,000,000    6.40%, 5/1/12 .....................    2,081,740
            La Porte, Indiana, Economic
              Development Agency, RB, FGIC, ETM,
    45,000    7.375%, 6/1/01 ....................       45,152
            Michigan City, Indiana, Pollution
              Control Revenue, Northern Indiana
              Public Service Co. Project, RB,
 2,420,000    5.70%, 10/1/03 ....................    2,437,497
            Vigo County, Indiana, Hospital
              Authority, RB, ETM,
   105,000    6.875%, 4/1/04 ....................      110,557
                                                  ------------
                                                     4,674,946
                                                  ------------
            IOWA--2.25%
            Dubuque, Iowa, Hospital Facilities,
              Finley Hospital Project, RB, ETM,
 2,875,000    6.875%, 1/1/12 ....................    2,998,769
            Muscatine, Iowa, Electric Revenue,
              RB, ETM,
   300,000    6.50%, 1/1/04 .....................      313,296
                                                  ------------
                                                     3,312,065
                                                  ------------
            KANSAS--0.26%
            Saline County, Kansas, Single Family
              Mortgage, RB, Series A,
    10,000    9.50%, 10/1/11 ....................       10,269
            Wichita, Kansas, Hospital Revenue,
              RB, ETM:
    45,000    6.00%, 7/1/04 .....................       46,468
   180,000    7.00%, 3/1/06 .....................      193,943

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Short-Term Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2001 (Unaudited)

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            Wichita, Kansas, Hospital Revenue,
              Wesley Medical Center, RB, MBIA,
              ETM,
$  125,000    10.00%, 4/1/02 .................... $    132,622
                                                  ------------
                                                       383,302
                                                  ------------
            KENTUCKY--0.89%
            Campbell & Kenton Counties, Kentucky,
              Sanitation District Revenue Authority,
              RB, ETM,
   315,000    6.375%, 8/1/03 ....................      325,241
            Kentucky Rural Economic Development
              Authority, Whiting Manufacturing
              Project Co., RB, Optional Put on
              12/1/04 @ 100, AMT, LOC, 2, 3
   880,000    5.50%, 12/1/04 ....................      879,912
            Kentucky State, Pollution Abatement,
              Authority Revenue, RB, ETM,
   100,000    5.90%, 8/1/03 .....................      102,790
                                                  ------------
                                                     1,307,943
                                                  ------------
            LOUISIANA--0.76%
            Calcasieu Parish, Louisiana, Mortgage
              Revenue Authority, RB, Series B,
    30,000    6.375%, 11/1/02 ...................       30,215
            Jefferson Parish, Louisiana, Home
              Mortgage Authority, Single Family
              Mortgage Revenue, RB, Series G-1,
              AMT, GNMA,
   250,000    5.125%, 12/1/10 ...................      257,237
            Louisiana State Health Education
              Authority, Alton Ochsner Medical
              Foundation Issue-A, RB, ETM,
   430,000    8.75%, 5/1/05 .....................      468,790
            Louisiana, East Baton Rouge Parish
              Hospital, RB, ETM,
    40,000    6.20%, 10/1/02 ....................       40,988
            Ouachita Parish, Louisiana, Industrial
              Development Board Incorporated,
              Physicians & Surgeons Medical,
              RB, LOC,
   325,000    4.80%, 8/1/02 .....................      328,575
                                                  ------------
                                                     1,125,805
                                                  ------------
            MAINE--2.64%
            Bucksport, Maine, Solid Waste
              Disposal Revenue, Champ
              International Corp. Project, RB,
   395,000    6.25%, 5/1/10 .....................      404,468

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            Maine Finance Revenue Authority,
              Electronic Rate Stabilization, RB,
              AMT, FSA,
$3,425,000    5.20%, 7/1/18 ..................... $  3,486,753
                                                  ------------
                                                     3,891,221
                                                  ------------
            MARYLAND--0.62%
            Annapolis, Maryland, Economic
              Development, Saint John's College
              Facility, RB,
   175,000    4.60%, 10/1/02 ....................      176,718
            Baltimore County, Maryland, Mortgage
               Revenue, RB, FHA,
   700,000    6.90%, 8/1/28 .....................      732,046
                                                  ------------
                                                       908,764
                                                  ------------
            MASSACHUSETTS--4.17%
            Massachusetts Educational Loan
              Revenue Authority, RB, Series A-Issue
              D, MBIA,
   175,000    7.75%, 1/1/08 .....................      177,488
            Massachusetts State Development
              Finance Agency, Curry College,
              Series A, RB, ACA,
   130,000    4.10%, 3/1/04 .....................      128,324
            Massachusetts State Health &
              Educational Facilities Revenue
              Authority, New England Medical
              Center Hospitals, RB, FGIC,
   500,000    6.625%, 7/1/25 ....................      520,665
            Massachusetts State Housing Finance
               Agency, RB, FNMA,
 2,000,000    6.875%, 11/15/11 ..................    2,097,060
            Massachusetts State Housing Finance
              Agency, Residential Development,
              RB, FNMA,
 3,000,000    6.80%, 11/15/12 ...................    3,111,660
            Massachusetts State Industrial Finance
              Agency, Ames Safety Envelope
              Company, RB, AMT, LOC,
   110,000    5.35%, 9/1/05 .....................      111,202
                                                  ------------
                                                     6,146,399
                                                  ------------
            MICHIGAN--3.62%
            Detroit, Michigan Water Supply System,
              RB, ETM,
   910,000    8.875%, 1/1/05 ....................    1,014,222

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Short-Term Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2001 (Unaudited)

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            Detroit, Michigan, Economic
              Development Corp.,
              Association Limited Partnership, RB,
              Mandatory Put @ 100, 2
$1,305,000    7.00%, 6/1/02 ..................... $  1,310,742
            Kalamazoo, Michigan, Hospital Finance
              Authority, RB, ETM,
   120,000    7.00%, 7/1/01 .....................      120,722
            Lapeer, Michigan, Tax Increment Finance
              Authority, Pre-Refunded @ 102, 4
   500,000    7.50%, 6/1/02 .....................      531,345
            Michigan Home Corp., Single Family
              Revenue, Series A, FNMA / GNMA,
   295,000    4.80%, 6/1/19 .....................      297,336
            Michigan Municipal Bond Revenue
              Authority, Wayne County Project, GO,
              ETM, MBIA,
   155,000    7.40%, 12/1/02 ....................      161,527
            Michigan State Hospital Finance
              Authority, Saint Joseph Mercy
              Hospital Project, RB, ETM,
    85,000    7.00%, 7/1/05 .....................       90,666
            Michigan State Housing Development
              Authority, Parkway Meadows Project,
              RB, FSA,
 1,725,000    6.625%, 10/15/06 ..................    1,809,059
                                                  ------------
                                                     5,335,619
                                                  ------------
            MINNESOTA--2.48%
            Minneapolis & St. Paul, Minnesota,
              Housing & Redevelopment Authority,
              Health One Obligated Group, RB,
              Series A, Pre-Refunded @ 100, MBIA: 4
 3,100,000    7.40%, 8/15/02 ....................    3,185,002
   100,000    6.75%, 8/15/02 ....................      102,575
            St. Paul, Minnesota, Port Authority,
              Hospital Revenue, RB, ETM,
   200,000    7.75%, 7/1/04 .....................      213,478
            St. Paul, Minnesota, Science Museum,
              COP, ETM,
   146,000    7.50%, 12/15/01 ...................      150,416
                                                  ------------
                                                     3,651,471
                                                  ------------
            MISSISSIPPI--2.42%
            Corinth & Alcorn County, Mississippi
              Magnolia Regional Health Center,
              Series A, RB,
 1,000,000    4.75%, 10/1/03 ....................      990,830
            Gulfport, Mississippi Hospital Facility
              Revenue, Memorial Hospital at
               Gulfport, RB, ETM,
   245,000    6.25%, 7/1/02 .....................      249,430

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            Jackson, Mississippi, Housing
              Authority, Multifamily, Arbor Peak
              Apartment Project, RB, Mandatory
              Put @ 100, AMT, LOC, 2
$1,000,000    5.05%, 12/1/01 .................... $  1,000,750
            Mississippi Business Finance Corp.,
              Industrial Development Revenue,
              Landau Uniforms Project, RB, AMT,
              LOC:
   215,000    5.45%, 9/1/01 .....................      215,497
   225,000    5.60%, 9/1/02 .....................      227,054
   260,000    5.80%, 9/1/04 .....................      264,620
   265,000    5.90%, 9/1/05 .....................      269,378
            Mississippi Higher Educational
              Authority, RB, Series B,
   350,000    6.10%, 7/1/01 .....................      351,218
                                                  ------------
                                                     3,568,777
                                                  ------------
            MISSOURI--1.22%
            Joplin, Missouri, Industrial
              Development, Hospital Facilities
              Revenue, Tri State Osteopathic
              Hospital Improvements, RB,
              Pre-Refunded @102, 4
    25,000    8.25%, 12/15/01 ...................       26,245
            Missouri Freeman Hospital, RB, ETM,
    75,000    6.75%, 8/1/03 .....................       77,896
            Missouri State Housing Development,
              Single Family Mortgage, RB, AMT,
              GNMA,
   255,000    6.625%, 12/1/17 ...................      260,562
            Saint Louis County, Missouri,
              Single Family Mortgage, RB, AMBAC,
   190,000    9.25%, 10/1/16 ....................      203,471
            Saint Louis, Missouri, Airport Revenue,
              RB, ETM,
    45,000    12.10%, 7/1/01 ....................       45,638
            St. Louis County, Missouri, Indutrial
              Development Revenue, Multi-Family
              Housing Revenue, Heathbrook
              Gardens, RB, Mandatory Put @
              100, LOC, 2
 1,190,000    5.10%, 3/1/02 .....................    1,189,084
                                                  ------------
                                                     1,802,896
                                                  ------------
            MONTANA--1.07%
            Montana State Higher Education
              Assistance, RB, Series C AMT,
 1,525,000    5.95%, 12/1/12 ....................    1,574,196
                                                  ------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Short-Term Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2001 (Unaudited)

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            NEBRASKA--3.03%
            Clay County, Nebraska. Industrial
              Development Revenue, Hybrids
              Cooperative Project, RB, AMT, LOC:
$  310,000    4.20%, 3/15/02 .................... $    308,221
   375,000    4.30%, 3/15/03 ....................      370,642
 1,000,000    4.75%, 3/15/09 ....................      959,930
            Fillmore County, Nebraska,
              Industrial Development Revenue,
              Omalley Grain Incorporated
              Project, RB, AMT, LOC:
   155,000    4.20%, 12/1/03 ....................      152,182
   150,000    4.30%, 12/1/04 ....................      146,662
   170,000    4.40%, 12/1/05 ....................      164,628
   175,000    4.50%, 12/1/06 ....................      168,709
   185,000    4.60%, 12/1/07 ....................      177,951
   190,000    4.70%, 12/1/08 ....................      182,442
            Nebhelp Incorporated, Nebraska,
              Student Loan Program, RB, MBIA,
              AMT,
 1,690,000    5.875%, 6/1/14 ....................    1,738,317
            Nebraska Consumers Public Power
              District, Nuclear Facility Revenue, RB,
    90,000    5.10%, 1/1/03 .....................       90,103
                                                  ------------
                                                     4,459,787
                                                  ------------
            NEVADA--0.05%
            Nevada State Housing Division, Multi
              Unit Housing Revenue, RB, Issue A,
              AMT, FNMA,
    35,000    6.45%, 10/1/04 ....................       36,128
            Washoe, Nevada, Housing Finance
              Corp., Mult-Family Revenue, Golden
              Apartments II, RB, MBIA / FHA,
    40,000    6.875%, 7/1/21 ....................       40,670
                                                  ------------
                                                        76,798
                                                  ------------
            NEW HAMPSHIRE--2.35%
            New Hampshire Higher Educational &
              Health Facilties Revenue Authority,
              Elliot Hospital Manchester, RB, ETM,
    20,000    6.70%, 10/1/04 ....................       20,854
            New Hampshire Higher Educational &
              Health Facilties Revenue Authority,
              Kendal at Hanover Issue, RB, LOC,
 1,000,000    5.80%, 10/1/12 ....................    1,005,400
            New Hampshire Higher Educational &
              Health Facilties Revenue Authority,
              St. Anselm College, RB,
 2,205,000    6.375%, 7/1/23 ....................    2,227,204

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            New Hampshire Housing Finance
              Authority, Single Family Housing,
              RB, Series B,
$   40,000    7.55%, 7/1/09 ..................... $     40,346
            New Hampshire State, Housing
              Finance Authority, RB, AMT, LOC,
   170,000    6.125%, 1/1/18 ....................      170,233
                                                  ------------
                                                     3,464,037
                                                  ------------
            NEW JERSEY--1.94%
            New Jersey Economic Development
              Authority, Reformed Church Ministries,
 2,220,000    4.95%, 12/1/28 ....................    2,215,360
            New Jersey State Educational
              Facilities, Fairleigh Dickinson
              University, RB, Series C, ETM,
   375,000    7.75%, 7/1/01 .....................      377,685
            New Jersey State Turnpike Authority,
              RB, ETM, MBIA,
    10,000    10.375%, 1/1/03 ...................       10,748
             New Jersey State, GO,
   260,000    5.00%, 4/30/02 ....................      259,875
                                                  ------------
                                                     2,863,668
                                                  ------------
            NEW MEXICO--3.80%
            Albuquerque, New Mexico, CMO,
              Class B-2, FGIC, 1
 1,503,000    0.00%, 5/15/11 ....................      749,366
            Albuquerque, New Mexico, Industrial
              Development Revenue, MCT
              Industries Incorporated Project, RB,
              Series A, AMT,
 4,330,000    6.50%, 4/1/17 .....................    4,523,638
            Clovis, New Mexico, Hospital Revenue,
              RB, ETM,
   115,000    7.375%, 8/1/03 ....................      120,354
            Taos County, New Mexico, Local
              Hospital Gross, RB, Series B,
              Asset Guaranty,
   200,000    5.00%, 5/15/02 ....................      200,232
                                                  ------------
                                                     5,593,590
                                                  ------------
            NEW YORK--0.74%
            Battery Park City, New York,
              Revenue Authority, RB, Series B,
   315,000    5.20%, 11/1/23 ....................      315,202
            New York State Dormitory Authority
              Revenues, Capital Appreciation, RB,
              Series C, FSA, 1
   340,000    0.00%, 7/1/04 .....................      292,135

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Short-Term Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2001 (Unaudited)

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            New York State Housing Finance
              Agency, Hospital & Nursing Home
              Project, RB, ETM,
$   55,000    6.875%, 11/1/07 ................... $     60,081
            Onondaga County, New York,
              Industrial Development Agency,
              Lemoyne College Project, RB, Series A,
   190,000    5.00%, 3/1/03 .....................      190,317
            Yates County, New York, Industrial
              Development Agency, Soldiers &
              Sailors Memorial Hospital, RB,
              Series A, FHA,
   230,000    5.00%, 2/1/09 .....................      237,592
                                                  ------------
                                                     1,095,327
                                                  ------------
            NORTH CAROLINA--0.33%
            North Carolina Medical Care
              Community Hospital, Duke University
              Hospital Project, RB, ETM,
   380,000    6.70%, 7/1/03 .....................      393,570
            Surry County, North Carolina, Industrial
              Facilities & Pollution Control
              Financing Revenue Authority,
              Weyerhaeuser Company Project, RB,
    90,000    9.25%, 12/1/02 ....................       94,001
                                                  ------------
                                                       487,571
                                                  ------------
            NORTH DAKOTA--0.61%
            Fargo, North Dakota, Multi-Family
              Revenue, Trollwood Village Project,
              RB, Series A, Mandatory Put @ 100,
              AMT, Reliastar, 2
   700,000    5.125%, 11/1/03 ...................      700,483
            Minot, North Dakota, Health Care
              Facilities, RB, ETM,
   180,000    6.50%, 9/1/07 .....................      193,322
                                                  ------------
                                                       893,805
                                                  ------------
            OHIO--1.46%
            Elyria, Ohio, Hospital Revenue, RB,
              ETM,
   180,000    6.80%, 4/1/03 .....................      187,506
            Franklin County, Ohio, Multi-Family
              Revenue, Lincoln Park Project, RB,
              AMT, GNMA,
   435,000    5.65%, 4/20/13 ....................      441,377
            Lucas County Hospital, Ohio, Riverside
              Hospital Project, RB, ETM,
    30,000    6.95%, 8/1/04 .....................       31,637
            Lucas County, Ohio, Mercy Hospital
              Project, RB, ETM,
   440,000    6.00%, 9/1/04 .....................      457,261

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            Mason, Ohio, Health Care Facilities,
              MCV Health Care Facilities Project,
              RB, GNMA,
$   45,000    5.25%, 2/20/20 .................... $     43,179
            Middletown, Ohio, Improvement
              Revenue, RB, ETM,
    15,000    6.375%, 4/1/06 ....................       15,972
            Ohio Housing Finance Agency, Single
              Family Mortgage, RB, Series A, BIGI,
   305,000    5.75%, 4/1/16 .....................      305,000
            Ohio State Capital Housing Corp.,
              Section 8 Assisted, RB, MBIA,
   315,000    4.50%, 1/1/03 .....................      316,304
            Ohio State Water Development
              Authority, Akron Ohio Project, RB,
              ETM,
   260,000    8.00%, 12/1/04 ....................      283,850
            Ohio State Water Development
              Authority, Pollution Control
              Facilities Revenue, Republic
              Steel Project, RB, ETM,
    65,000    6.375%, 6/1/07 ....................       69,243
                                                  ------------
                                                     2,151,329
                                                  ------------
            OKLAHOMA--3.80%
              Bryan County, Oklahoma, Economic
              Development Revenue Authority,
              Single Family Mortgage, RB, Series A,
    60,000    8.60%, 7/1/10 .....................       61,163
            Canadian County, Oklahoma, Home
              Finance Authority, Single Family
              Mortgage Revenue, Mortgage
              Backed Securities Program, RB,
              Series B, AMT, GNMA,
 1,255,000    5.50%, 9/1/14 .....................    1,285,271
            Oklahoma City, Oklahoma, Hospital
              Revenue, RB, ETM,
   310,000    6.40%, 2/1/05 .....................      326,861
            Oklahoma Environmental Finance,
              Public Service Company of
              Oklahoma, RB,
 1,000,000    5.90%, 12/1/07 ....................    1,000,790
            Oklahoma State Industrial Authority
              Revenue, Presbyterian Hospital, RB,
              ETM,
   380,000    6.25%, 10/1/02 ....................      389,663
            Oklahoma State Industrial Authority,
              Baptist Medical Center, RB, ETM,
   190,000    7.00%, 7/1/03 .....................      196,887

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Short-Term Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2001 (Unaudited)

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            Oklahoma State Turnpike Revenue
              Authority, RB, ETM,
$   50,000    4.70%, 1/1/06 ..................... $     51,245
            Ponca City, Oklahoma, Hospital
              Revenue Authority, RB, ETM,
   140,000    7.625%, 4/1/03 ....................      145,810
            Stillwater, Oklahoma, Medical Center
              Authority, ETM,
   185,000    6.30%, 1/1/04 .....................      192,467
            Tulsa County, Oklahoma, Home Finance
              Authority, Multi-Family Housing
              Revenue, Waterford Project, RB,
              Series A, Mandatory Put
              @ 100 AXA, 2
 1,000,000    5.35%, 12/1/04 ....................    1,006,490
            Tulsa, Oklahoma, Municipal Airport,
              AMT, RB,
   500,000    7.60%, 12/1/30 ....................      511,545
            Tulsa, Oklahoma, Tulsa Industrial
              Revenue Authority, Hillcrest
              Medical Center, RB, ETM,
   390,000    6.50%, 4/1/07 .....................      420,927
                                                  ------------
                                                     5,589,119
                                                  ------------
            PENNSYLVANIA--14.10%
            Allegheny County, Pennsylvania,
              Hospital Development Revenue
              Authority, North Hills, Passavant
              Hospital, RB, ETM,
    90,000    6.75%, 7/1/05 .....................       95,680
            Allegheny County, Pennsylvania,
              Residential Finance Authority,
              Single Family Mortgage, RB,
              Series AA, AMT, GNMA,
   100,000    5.10%, 5/1/01 .....................      100,004
            Allegheny County, Pennsylvania,
              Residential Finance Mortgage
              Revenue Authority, Single Family
              Mortgage, RB, Series DD-2, AMT,
              GNMA,
   135,000    4.80%, 11/1/07 ....................      137,688
            Allegheny Valley, Pennsylvania,
              School District, GO, ETM,
    70,000    6.00%, 12/1/03 ....................       72,155
            Baldwin Whitehall, Pennsylvania,
              School Building Revenue
              Authority, RB, Pre-Refunded
              $7,610,000 to 11/15/03 @ 100,
              Balance ETM, 4
    60,000    6.70%, 11/15/07 ...................       64,042
            Beaver County, Pennsylvania,
              Hospital Authority Revenue,
              Saint Francis General Hospital,
              RB, ETM,
    50,000    7.75%, 7/15/01 ....................       50,446

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            Beaver County, Pennsylvania,
              Industrial Development & Pollution
              Control Revenue Authority, RB,
$  340,000    6.00%, 5/1/07 ..................... $    340,309
            Bensalem Township, Pennsylvania,
              Water & Sewer Authority, RB, ETM,
    10,000    5.70%, 11/1/02 ....................       10,215
            Blairsville-Saltsburg, Pennsylvania,
              School District, GO, ETM, AMBAC,
   130,000    9.00%, 5/15/03 ....................      137,884
            Bucks County, Pennsylvania,
              Saint Mary Hospital Authority,
              RB, ETM,
   435,000    6.625%, 7/1/04 ....................      457,094
            Butler, Pennsylvania, Penn Area
              School District, GO, FGIC,
    50,000    6.60%, 9/1/02 .....................       50,503
            California, Pennsylvania, Area School
              Building, MBIA, ETM,
    35,000    5.75%, 5/15/03 ....................       35,695
            Chester County, Pennsylvania, Health
              & Educational Facilities, College
              Revenue, Immaculata College, RB:
   170,000    4.65%, 10/15/01 ...................      169,721
   230,000    4.75%, 10/15/02 ...................      228,574
   215,000    4.85%, 10/15/03 ...................      212,958
   270,000    4.90%, 10/15/04 ...................      266,755
            Chester County, Pennsylvania,
              Hospital Authority, RB, ETM,
    25,000    7.50%, 7/1/09 .....................       27,885
            Delaware County, Pennsylvania,
              Authority University Revenues,
              Villanova University RB, ETM,
    85,000    9.625%, 8/1/02 ....................       88,947
            East Pennsboro Township,
              Pennsylvania, GO, ETM,
    50,000    6.00%, 3/1/02 .....................       51,039
            Hampton Township, Pennsylvania, GO,
    65,000    6.30%, 6/1/02 .....................       66,303
            Hazleton, Pennsylvania, Health
              Services, Authority Hospital, RB,
              Pre-Refunded @ 102, 4
 2,040,000    8.375%, 1/1/03 ....................    2,228,435
            Langhorne Manor Borough,
              Pennsylvania, Higher Education &
              Health Revenue Authority, Woods
              Schools, Partially Pre-Refunded:
              $600,000 to 11/15/02 @ 100, 4
   235,000    6.60%, 11/15/10 ...................      241,864
            Lehigh County, Pennsylvania,
              Industrial Development Authority,
              RB, ETM,
   310,000    7.20%, 12/15/01 ...................      317,527

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Short-Term Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2001 (Unaudited)

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            Ligonier, Pennsylvania, Municipal
              Water Revenue Authority, RB,
$   95,000    6.30%, 4/15/06 .................... $     95,136
            Mifflin County, Pennsylvania, Hospital
              Authority, RB, Asset Guaranty,
   350,000    5.20%, 7/1/03 .....................      357,676
            Montgomery County, Pennsylvania,
              Higher Education & Health Authority,
              Waverly Heights Project, RB,
   300,000    5.00%, 1/1/03 .....................      298,071
            Montour, Pennsylvania, School
              Authority, RB, ETM, MBIA,
    40,000    6.40%, 12/1/02 ....................       40,643
            North Allegheny, Pennsylvania, Joint
              School Authority, RB, Pre-Refunded
              @ 100, 4
   840,000    6.25%, 6/1/03 .....................      865,124
            Northampton County, Pennsylvania,
              Hospital Authority, RB, ETM,
   120,000    7.50%, 7/1/02 .....................      123,175
            Northampton County, Pennsylvania,
              Industrial Development Authority,
              Strawbridge Project, RB, ETM,
    25,000    7.20%, 12/15/01 ...................       25,607
            Pennsylvania Economic Development
              Financing Revenue Authority,
              Dr. Gertrude A. Barber Center
              Incorporated, RB,
 1,000,000    6.15%, 12/1/20 ....................    1,000,250
            Pennsylvania Housing Finance Agency,
              Single Family Mortgage, RB,
              Series 1991-32,
   175,000    7.15%, 4/1/15 .....................      179,548
            Pennsylvania Housing Finance Agency,
              Single Family Mortgage, RB,
              Series 65A, AMT,
   420,000    4.80%, 10/1/22 ....................      423,205
            Pennsylvania Interboro School District
              Authority, RB, MBIA, ETM,
   395,000    6.40%, 9/1/01 .....................      399,207
            Pennsylvania Intergovernmental Corp.
              Authority, Special Tax Bond, ETM,
              FGIC,
   110,000    6.00%, 6/15/02 ....................      111,944
            Pennsylvania State Finance Authority,
              Capital Improvements Program,
              Investment Agreement RB,
 1,825,000    6.60%, 11/1/09 ....................    1,976,384

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            Pennsylvania State Higher Education
              Facilties Authority, Health Services
              Revenue, Allegheny Delaware
              Valley Obligation, RB,
$3,000,000    4.90%, 11/15/01 ................... $  3,024,750
            Pennsylvania Valley View School
              Building Authority, RB, ETM:
    10,000    6.05%, 2/1/02 .....................       10,191
     5,000    6.25%, 2/1/02 .....................        5,103
            Pennsylvania, Clearfield Hospital
              Authority, Clearfield Hospital Project,
              RB,
   285,000    6.875%, 6/1/16 ....................      285,587
            Philadelphia, Pennsylvania,
              Redevelopment Authority,
              Multi-Family Housing Revenue,
              Schuylkill Apartments Project, RB, AMT,
 1,000,000    5.10%, 12/1/03 ....................    1,008,370
            Philadephia, Pennsylvania, Municipal
              Revenue Authority, RB, Series D,
    70,000    6.00%, 7/15/03 ....................       71,004
            Pittsburgh, Pennsylvania, Urban
              Redevelopment Authority, Oliver
              Garage Project, RB, FGIC, LOC,
    90,000    4.40%, 6/1/01 .....................       90,086
            Pittsburgh, Pennsylvania, Water &
              Sewer Authority, RB, ETM, FGIC,
   285,000    7.625%, 9/1/04 ....................      310,716
            Pocono Mountain, Pennsylvania,
              School District, GO, MBIA, ETM,
    10,000    9.10%, 3/1/02 .....................       10,476
            Radnor Township, Pennsylvania,
              School Revenue Authority, RB, ETM,
     5,000    5.85%, 10/15/01 ...................        5,059
            Ridgeway, Pennsylvania, Area School
              Revenue Authority, RB, ETM,
    25,000    6.25%, 6/15/02 ....................       25,397
            Sayre Boro, Pennsylvania, Hospital
              Authority, RB, AMBAC, ETM,
   110,000    6.90%, 11/1/02 ....................      113,680
            Sayre, Pennsylvania, Health Care
              Facilities Authority, Capital Asset
              Finance Program, RB, Series H-2,
              AMBAC,
   900,000    7.625%, 12/1/15 ...................      920,718

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Short-Term Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2001 (Unaudited)

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            Scranton Lackawanna, Pennsylvania,
              Moses Taylor Hospital Project,
              RB, Series A, ETM,
$   35,000    8.25%, 7/1/01 ..................... $     35,284
            Stroudsburg Area, Pennsylvania,
              School District, GO, FGIC, ETM,
     5,000    8.40%, 9/1/01 .....................        5,086
            Uniontown Area, Pennsylvania,
              School Authority, RB, ETM,
    85,000    6.30%, 10/1/02 ....................       87,190
            Washington County, Pennsylvania,
              Hospital Revenue Authority,
              Canonsburg, General Hospital
              Project, RB, Pre-Refunded @ 102, 4
   210,000    7.35%, 6/1/03 .....................      226,876
            Wayne Pike, Pennsylvania, Joint
              School Authority, RB, MBIA, ETM,
   590,000    6.00%, 12/1/07 ....................      607,145
            Wilkes-Barre, Pennsylvania, General
              Municipal Authority, Misericordia
              College, RB, Series B,
 1,050,000    7.75%, 12/1/12 ....................    1,103,876
            York County, Pennsylvania, Industrial
              Development Authority, Fox Ridge
              Personal Care Facility, RB,
              Series A, Pre-Refunded @ 100, 4
   110,000    9.50%, 10/1/02 ....................      118,748
            Yough School District, Pennsylvania,
              Limited Obligation Revenue, RB,
              Series A,
 1,335,000    5.20%, 4/1/02 .....................    1,358,229
                                                  ------------
                                                    20,771,264
                                                  ------------
            RHODE ISLAND--0.03%
            Rhode Island, Housing & Mortgage,
              Finance Corp., RB, Series 2,
    50,000    7.15%, 10/1/01 ....................       50,636
                                                  ------------
            SOUTH CAROLINA--0.33%
            Charleston, South Carolina,
              Waterworks & Sewer Revenue,
              RB, ETM,
    20,000    10.125%, 1/1/02 ...................       20,868
            Fairfield County, South Carolina,
              Pollution Control Revenue, South
              Carolina Electric & Gas Company, RB,
    50,000    6.50%, 9/1/14 .....................       52,866
            South Carolina, Medical University
              Harborview Office, COP,
   390,000    7.375%, 1/1/04 ....................      407,051
                                                  ------------
                                                       480,785
                                                  ------------

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            SOUTH DAKOTA--0.23%
            South Dakota, Housing Development
              Authority, Home Ownership
              Mortgage, RB, Series E,
$   45,000    5.60%, 5/1/01 ..................... $     45,003
            South Dakota, State Health &
              Educational Facilities Authority,
              Rapid City Regional Hospital Project,
              RB, ETM,
    85,000    7.75%, 9/1/07 .....................       94,960
            South Dakota, State Health &
              Educational Facilities Authority,
              Saint Joseph Hospital, RB, ETM,
   200,000    5.95%, 7/1/02 .....................      203,432
                                                  ------------
                                                       343,395
                                                  ------------
            TENNESSEE--0.40%
            Bristol, Tennessee, Health &
              Educational Facilities, RB, ETM,
   210,000    6.90%, 1/1/07 .....................      227,600
            Nashville & Davidson County,
              Tennessee, Industrial Development
              Board Revenue, Multi-Family
              Mortgage, RB, FHA,
   120,000    6.25%, 7/1/02 .....................      121,130
            Nashville & Davidson County,
              Tennessee, Industrial Development
              Board Revenue, Pebble Creek, RB, FHA,
    65,000    6.25%, 7/1/02 .....................       65,671
            Shelby County, Tennessee, Health &
              Educational Authority, Multi-Family
              Housing, Windsor Apartments, RB, Asset
              Guaranty,
   100,000    6.50%, 10/1/07 ....................      103,555
            Tennessee Housing Development Agency,
              Homeownership Program, AMT, RB,
    75,000    7.375%, 7/1/23 ....................       76,157
                                                  ------------
                                                       594,113
                                                  ------------
            TEXAS--2.80%
            Austin, Texas, Water Sewer &
              Electric Revenue, RB,
   700,000    14.00%, 11/15/01 ..................      705,901
            Austin, Texas, Water Sewer &
              Electric Revenue, RB, ETM,
   240,000    14.00%, 11/15/01 ..................      249,583
            Collin County, Texas, Community
              College, RB, AMBAC,
    25,000    5.15%, 2/1/07 .....................       25,345

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Short-Term Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2001 (Unaudited)

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            Forth Worth, Texas, Housing
              Financial Services Program, Single
              Family Mortgage, RB, Series A,
              AMT, GNMA,
$   25,000    7.90%, 6/1/01 ..................... $     25,023
            Gulf Coast Waste Disposal Authority,
              Pollution Control Revenue,
              Atlantic Richfield Company Project,
              RB, Pre-Refunded @ 100, 4
   265,000    6.50%, 8/1/03 .....................      278,473
            Houston, Texas, Housing Finance
              Corp., Single Family Housing, RB,
              Series A-1,
   185,000    8.00%, 6/1/14 .....................      198,411
            Lewisville, Texas, Independent
              School District, GO, PSF,
    50,000    7.15%, 8/15/02 ....................       50,555
            Matagorda County, Texas, Pollution
              Control Revenue, Central Power &
              Light Co., RB, Series A, Mandatory
              Put @ 100, 2
   500,000    4.90%, 11/1/01 ....................      501,600
            Panhandle-Plains, Texas, Higher
              Education Authority, Student Loan
              Revenue, RB, AMT,
   415,000    5.55%, 3/1/05 .....................      428,488
            Southeast, Texas, Housing Finance
              Corp., Capital Appreciation,
              Pre-Refunded @ 36.127 RB,
              Series B, 1, 4
 1,100,000    0.00%, 12/1/02 ....................      374,451
            Texas Sabine River Authority, RB,
              Series A,
   500,000    6.875%, 9/1/08 ....................      508,835
            Texas State, Veterans Housing
              Assistance, GO, Series C,
    25,000    6.25%, 12/1/15 ....................       25,056
            Texas Water Resident Finance
              Authority Revenue, RB, AMBAC,
   355,000    4.60%, 8/15/08 ....................      357,134
            Texoma, Texas, Housing Finance
              Corp., Single Family Mortgage, RB,
              AMT FNMA / GNMA,
    25,000    5.05%, 9/1/07 .....................       25,633
            Washington County, Texas, Health
              Facilities Development Corp.,
              Trinity Community Medical Center
              Project, RB, ACA,
   225,000    4.50%, 6/1/01 .....................      225,068
            Wichita Falls, Texas, GO,
              Pre-Refunded @ 100, MBIA, 4
   145,000    5.70%, 9/1/01 .....................      146,222
                                                  ------------
                                                     4,125,778
                                                  ------------

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            UTAH--0.30%
            Ogden City, Utah, Housing Finance
              Corp., Section 8 Assisted Project,
              RB, Series A, FNMA,
$  210,000    5.50%, 7/1/05 ..................... $    211,216
            Salt Lake City, Utah, Industrial
              Development, Hermes Associates
              Project, RB, LOC,
   185,000    5.90%, 9/1/02 .....................      187,705
            Uintah County, Utah, Pollution
              Control Revenue, National Rural
              Utility, RB, Pre-Refunded @ 100, CFC, 4
    45,000    10.50%, 6/15/01 ...................       45,393
                                                  ------------
                                                       444,314
                                                  ------------
            VIRGINIA--2.13%
            Alexandria, Virginia, Redevelopment
              & Housing Authority, Multi-Family
              Housing Revenue, United
              Dominion-Parkwood Court, RB, AMT,
 2,245,000    6.625%, 5/1/24 ....................    2,293,492
            Fairfax County, Virginia, GO, Series C,
   500,000    5.70%, 10/1/05 ....................      506,990
            Virginia State Housing Development
              Authority, Multi-Family Mortgage,
              RB, Series A,
    50,000    6.125%, 11/1/09 ...................       50,054
            Virginia State, Water & Sewer
              Systems Revenue, RB, Series B,
   275,000    8.70%, 11/1/11 ....................      282,219
                                                  ------------
                                                     3,132,755
                                                  ------------
            WASHINGTON--1.37%
            Washington County, Washington,
              Health Facilities Development Corp.,
              Trinity Community Medical Center,
              RB, ACA,
   320,000    4.60%, 6/1/02 .....................      321,322
            Washington State Housing Finance
              Authority, Nonprofit Housing
              Revenue, Taxable RB, Series B, ACA,
 1,525,000    6.50%, 7/1/08 .....................    1,522,804
            Washington State, Public Power
              Supply, Systems Nuclear Project,
              Revenue Refunding, RB, Series B,
   175,000    7.375%, 7/1/04 ....................      177,697
                                                  ------------
                                                     2,021,823
                                                  ------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Short-Term Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2001 (Unaudited)

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            WEST VIRGINIA--0.79%
            West Virginia State Board of Regents,
              RB, ETM,
$  370,000    6.00%, 4/1/04 ..................... $    383,157
            Wheeling, West Virginia, Parking
              Revenue, RB, ETM,
    70,000    7.125%, 3/1/02 ....................       72,157
            Wood County, West Virginia,
              Building Community, Saint Joseph's
              Hospital Parkersburg, RB, AMBAC,
              ETM,
   665,000    6.625%, 1/1/06 ....................      708,770
                                                  ------------
                                                     1,164,084
                                                  ------------
            WYOMING--0.42%
            Green River-Sweetwater County,
              Wyoming, Joint Powers Revenue
              Board, RB, Series B, FSA,
   565,000    4.50%, 3/1/14 .....................      565,463
            Wyoming State Community
              Development Authority, Single
              Family Mortgage, RB, Series B, AMT,
    45,000    8.00%, 6/1/08 .....................       45,576
                                                  ------------
                                                       611,039
                                                  ------------
TOTAL MUNICIPAL BONDS
   (Cost $141,029,903) ..........................  142,855,057
                                                  ------------

            TAX-EXEMPT ASSET-BACKED SECURITIES--0.21%
            FHA Insured Trust, Series 1996-1,
              Class A-1,
   306,000    6.10%, 11/1/06 ....................      310,113
                                                  ------------
TOTAL TAX-EXEMPT ASSET-BACKED SECURITIES
   (Cost $305,899) ..............................      310,113
                                                  ------------

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            CASH EQUIVALENT--0.68%
            Provident Institutional Municipal
$  996,916    Cash Fund, ........................ $    996,916
                                                  ------------
TOTAL CASH EQUIVALENT
   (Cost $996,916)                                     996,916
                                                  ------------
TOTAL INVESTMENTS
   (Cost $142,332,718) ...........   97.88%       $144,162,086
OTHER ASSETS IN EXCESS OF
   LIABILITIES ...................    2.12           3,130,119
                                    ------        ------------
NET ASSETS .......................  100.00%       $147,292,205
                                    ======        ============

--------------------------------------------------------------------------------
1 Zero Coupon Security
2 Mandatory Put/Tender Security. The mandatory put/tender date is shown as the maturity date on the Scedule of Investments.
3 Variable Rate Security. The rate reported on the Schedule of Investments is the rate in effect as of April 30, 2001.
4 Pre-Refunded Security. The pre-refunded date is shown as the maturity date on the Schedule of Investments.

AMT -- Income from security may be subject to alternative minimum tax.
CMO -- Collaterized Mortgage Obligation
COP -- Certificate of Participation
ETM -- Escrowed to Maturity
GO  -- General Obligation
LOC -- Securities are held in connection with a letter of credit by a major commercial bank.
RB  -- Revenue Bond

The following organizations have provided underlying credit support for the securities as defined in the Schedule of Investments.

ACA            -- American Capital Access
AMBAC          -- American Municipal Bond Assurance Corp.
Asset Guaranty -- Asset Guaranty
BIGI           -- Bond Investors Guaranty Insurance
FGIC           -- Financial Guaranty Insurance Company
FHA            -- Federal Housing Administration
FNMA           -- Federal National Mortgage Association
FSA            -- Financial Security Assurance
GIC            -- Guaranteed Investment Corp.
GNMA           -- Government National Mortgage Association
HUD            -- Housing & Urban Development
MBIA           -- Municipal Bond Investors Assurance
The accompanying notes are an integral part of the financial statements.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Fixed Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2001 (Unaudited)

  PRINCIPAL
     AMOUNT  SECURITY                                     VALUE

             ASSET-BACKED SECURITIES--12.14%
             Aames Mortgage Trust, Series
               1998-C, Class A4F,
$ 8,120,000    6.268%, 1/15/27 ................... $  8,147,372
             Capital Auto Receivables Trust, Series
               2000-1, Class A5,
  3,371,000    7.07%, 9/15/05 ....................    3,506,186
             Chase Manhattan Auto Owner Trust,
               Series 2000-A, Class A4,
 11,710,000    6.26%, 6/15/07 ....................   12,016,763
             CNH Equipment Trust, Series 2000-A,
               Class A4,
    771,000    7.34%, 2/15/07 ....................      802,545
             Copelco Capital Funding Corp.,
               Series 1999-B, Class A4,
  2,534,000    6.90%, 12/18/04 ...................    2,619,283
             Copelco Capital Funding Corp.,
               Series 2000-A, Class A4,
     33,000    7.22%, 8/18/05 ....................       34,382
             Detroit Edison Securitization
               Funding LLC, Series 2001-1, Class A6,
  6,535,000    6.62%, 3/1/16 .....................    6,391,656
             Ford Credit Auto Owner Trust,
               Series 2000-F, Class A2,
  2,740,000    6.56%, 5/17/04 ....................    2,823,843
             Green Tree Home Improvement Loan
               Trust, Series 1998-D, Class HIB1,
  8,037,000    7.70%, 6/15/29 ....................    8,095,480
             Green Tree Home Improvement
               Loan Trust, Series 1998-E, Class HIB1,
  3,560,000    7.79%, 2/15/15 ....................    3,582,130
             Green Tree Home Improvement Loan
               Trust, Series 1999-E, Class B1,
  5,938,000    10.34%, 3/15/15 ...................    6,169,609
             Heller Equipment Asset Receivables
               Trust, Series 1999-2, Class A4,
    488,000    6.79%, 3/14/07 ....................      505,342
             Household Automotive Trust,
               Series 2000-1, Class A4,
  6,370,000    7.48%, 12/18/06 ...................    6,688,429
             Household Automotive Trust,
               Series 2000-2, Class A4,
  7,825,000    7.43%, 4/17/07 ....................    8,269,891
             New Century Home Equity Loan Trust,
               Series 1999-NCB, Class A3,
  8,490,000    7.19%, 3/25/26 ....................    8,722,575
             Nissan Auto Receivables Owner Trust,
               Series 2000-A, Class A4,
  5,520,000    7.17%, 8/16/04 ....................    5,743,368
             Residential Asset Securities, REMIC,
               Series 2000-KS1, Class AI6,
  1,985,000    7.905%, 2/25/31 ...................    2,066,427

  PRINCIPAL
     AMOUNT  SECURITY                                     VALUE

             Ryder Vehicle Lease Trust,
               Series 1999-A, Class A5,
$ 7,791,000    7.13%, 10/15/06 ................... $  8,020,847
             The Money Store Home Equity Trust,
               Series 1997-A, Class A9,
  7,394,665    7.235%, 5/15/28 ...................    7,620,847
                                                   ------------

 TOTAL ASSET-BACKED SECURITIES
    (Cost $98,873,199) ...........................  101,826,975
                                                   ------------

             CORPORATE OBLIGATIONS--36.81%
             Abbey National Capital Trust I,
  2,805,000    8.963%, 6/30/30 ...................    3,047,537
             Aetna Inc.,
  6,420,000    6.97%, 8/15/36 ....................    6,535,079
             Allstate Financing II,
    765,000    7.83%, 12/1/45 ....................      705,685
             America West Airlines, Series 99-1,
 14,543,407    7.93%, 1/2/19 .....................   15,271,595
             American General Corp., 144A,
  8,785,000    8.125%, 3/15/46 ...................    9,269,598
             American United Life Insurance, 144A,
  6,172,000    7.75%, 3/30/26 ....................    5,406,931
             Archstone Community Trust,
 20,095,000    7.20%, 4/15/03 ....................   20,564,841
             Barclays Bank Plc, 144A,
    989,000    8.55%, 6/15/49 ....................    1,065,739
             BFC Finance, Series 1996-A,
  6,500,000    7.375%, 12/1/17 ...................    6,468,540
             Cleveland Electric Illuminating,
  7,587,000    7.43%, 11/1/09 ....................    7,630,413
              Colonial Realty, MTN,
  5,262,000    7.93%, 8/9/02 .....................    5,366,261
             Columbus Southern Power, MTN,
 12,008,000    6.55%, 6/26/08 ....................   11,843,839
             Dynex Capital,
  2,317,000    7.875%, 7/15/02 ...................    2,364,846
             Eastern Energy,
  8,060,000    6.75%, 12/1/06 ....................    8,060,298
             Energy East Corp.,
    165,000    7.75%, 11/15/03 ...................      168,563
             ERAC USA Finance Co., 144A:
  3,850,000    6.375%, 5/15/03 ...................    3,842,631
  1,110,000    8.25%, 5/1/05 .....................    1,147,994
             ERAC USA Finance Co., MTN,
  4,310,000    7.50%, 6/15/03 ....................    4,445,808
             Farmers Insurance Exchange, 144A,
  7,570,000    8.625%, 5/1/24 ....................    7,547,426
             First American Capital Trust I,
  1,000,000    8.50%, 4/15/12 ....................      943,143
             First American Financial,
  4,753,000    7.55%, 4/1/28 .....................    3,888,415

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Fixed Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2001 (Unaudited)

  PRINCIPAL
     AMOUNT  SECURITY                                     VALUE

             Ford Motor Credit Co.,
$ 6,370,000    7.50%, 3/15/05 .................... $  6,623,494
             Goldman Sachs Group Inc.,
  9,105,000    6.875%, 1/15/11 ...................    9,043,951
             HSBC America Capital Trust, 144A,
  5,660,000    7.808%, 12/15/26 ..................    5,334,154
             HSBC USA,
    566,000    7.00%, 11/1/06 ....................      582,265
             Jackson National Life Insurance, 144A,
  4,749,000    8.15%, 3/15/27 ....................    4,685,306
             Kentucky Utility Energy Corp.,
  5,000,000    8.55%, 5/15/27 ....................    5,135,235
             Liberty Mutual Insurance, 144A,
    303,000    7.697%, 10/15/97 ..................      224,768
             Lumbermens Mutual Casualty, 144A,
  3,090,000    8.45%, 12/1/97 ....................    2,288,930
             Morgan Stanly Dean Witter,
 16,585,000    6.10%, 4/15/06 ....................   16,529,059
             National Australia Bank, Series A,
  8,166,000    8.60%, 5/19/10 ....................    9,162,897
             Nationwide CSN Trust, 144A,
 15,000,000    9.875%, 2/15/25 ...................   14,887,005
              Nortel Networks Ltd.,
 11,070,000    6.125%, 2/15/06 ...................   10,554,581
             Ohio National Life Insurance, 144A,
  3,055,000    8.50%, 5/15/26 ....................    2,946,346
             Pemex Finance, Series 2A1, Class A2,
 16,929,000    6.55%, 2/15/08 ....................   17,176,333
             Petroleos Mexicanos, Series P,
  5,565,000    9.50%, 9/15/27 ....................    5,926,725
             PP&L Capital Funding, Series MBIA,
 21,001,000    6.79%, 11/22/04 ...................   21,162,309
               Puget Sound Energy,
    599,000    6.74%, 6/15/18 ....................      526,675
             Qwest Capital Funding, 144A,
 13,090,000    7.25%, 2/15/11 ....................   13,218,426
             Security Benefit Life, 144A,
    934,000    8.75%, 5/15/16 ....................      918,292
             Security Capital Industrial,
  7,525,000    8.72%, 3/1/09 .....................    7,786,494
             Telefonica Europe BV,
 10,827,000    7.75%, 9/15/10 ....................   11,164,694
             United Mexican States, MTN,
  6,715,000    9.75%, 4/6/05 .....................    7,225,340
               Unumprovident Corp.,
  5,000,000    7.625%, 3/1/11 ....................    5,080,235
             Washington Mutual Finance,
  4,590,000    8.25%, 6/15/05 ....................    4,907,816
                                                   ------------
TOTAL CORPORATE OBLIGATIONS
    (Cost $307,238,014) ..........................  308,676,512
                                                   ------------

  PRINCIPAL
     AMOUNT  SECURITY                                      VALUE

             MORTGAGE-BACKED SECURITIES--8.41%
             Access Financial Manufacturing
               Housing Contract Trust,
               Series 1995-1, Class A3,
$   656,826    7.10%, 5/15/21 .................... $    673,495
             Associates Manufactured Housing,
               Series 1997-2, Class A5,
  8,230,000    6.675%, 3/15/28 ...................    8,432,307
             Bank of America Mortgage Securities,
               CMO, Series 2000-7, Class A4,
  6,015,000    7.125%, 12/25/30 ..................    6,175,179
             Chase Mortgage Finance, REMIC,
               Series 1994-B, Class A1,
    287,685    6.75%, 2/25/25 ....................      289,043
             Citicorp Mortgage Securities, Inc.,
               CMO, Series 1994-3, Class A13,
  2,975,601    6.50%, 2/25/24 ....................    2,630,074
             Conseco Finance Securitizations
               Corporation, Series 1999-6, Class B1,
  2,793,000    9.20%, 6/1/30 .....................    2,778,972
             General Electric Capital Mortgage
               Services, REMIC, Series 1994-10,
               Class A10,
  2,095,650    6.50%, 3/25/24 ....................    2,064,090
             Green Tree Financial, Series 1994-6,
               Class A5,
  1,381,521    8.25%, 1/15/20 ....................    1,391,063
             Green Tree Financial, Series 1996-2,
               Class A4,
  5,348,000    7.20%, 4/15/27 ....................    5,518,229
             Green Tree Financial, Series 1996-5,
               Class A5,
  3,395,556    7.45%, 7/15/27 ....................    3,462,288
             Green Tree Financial, Series 1997-6,
               Class B1,
  2,292,000    7.17%, 1/15/29 ....................    2,188,542
             Green Tree Financial, Series 1998-4,
               Class B1,
  9,284,000    7.26%, 2/1/30 .....................    8,684,956
             JP Morgan Commercial Mortgage
               Finance Corp., Series 1997-C5,
               Class A2,
    490,000    7.069%, 9/15/29 ...................      508,977
             Merrill Lynch Mortgage Investors,
               Series 1990-C, Class B,
  5,983,357    9.70%, 6/15/10 ....................    6,043,191
             Norwest Asset Securities Corp., CMO,
               Series 1997-5, Class A2,
  1,659,961    7.00%, 4/25/12 ....................    1,658,766

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Fixed Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2001 (Unaudited)

  PRINCIPAL
     AMOUNT  SECURITY                                      VALUE

             NYC Mortgage Loan Trust, Series 1996,
               Class A3, 144A,
$ 7,065,000    6.75%, 9/25/19 .................... $  6,754,077
             Oakwood Mortgage Investors,
               Series 1996-B, Class A3,
     25,954    7.10%, 10/15/26 ...................       25,910
             Oakwood Mortgage Investors,
               Series 2000-A, Class M1,
  1,607,000    8.30%, 4/15/30 ....................    1,580,654
             Oakwood Mortgage Investors,
               Series 2000-A, Class M2,
  2,290,000    8.25%, 4/15/30 ....................    2,223,803
             Prudential Home Mortgage
               Securities, REMIC, Series 1994-12,
               Class A7,
  3,054,000    6.05%, 4/25/24 ....................    2,676,129
             Residential Asset Securities, REMIC,
               Series 1998-Ks2, Class AI3,
     56,540    6.24%, 2/25/17 ....................       56,386
             Residential Funding, CMO,
               Series 1995-S15, Class A2,
     79,394    7.00%, 10/25/10 ...................       79,129
             Vanderbilt Mortgage Finance,
               Series 2000-C, Class A3,
  4,426,000    7.55%, 7/7/17 .....................    4,607,677
                                                   ------------
TOTAL MORTGAGE-BACKED SECURITIES
   (Cost $69,863,887) ...........................    70,502,937
                                                   ------------

             TAXABLE MUNICIPAL BONDS--7.12%
             Allegheny County, Pennsylvania,
               Residential Finance Authority,
               RB, FHA, 1
  5,485,000    0.00%, 8/1/28 .....................      684,418
             Arkansas State, Financial Development
               Authority, CMO, Series A, Class 4,
               FSA, 1
    410,000    0.00%, 7/10/14 ....................      160,617
             Atlanta, Georgia, Urban Residential
               Finance Authority, 1
    929,123    0.00%, 4/1/22 .....................      936,147
             Atlanta, Georgia, Urban Residential
               Finance Authority, RB, FNMA, 1
  3,455,000    0.00%, 10/1/16 ....................    1,001,017
             Baltimore, Maryland, Public
               Improvements, Series B, GO, FGIC,
  1,535,000    8.70%, 10/15/15 ...................    1,675,698
             Belmont, California, Redevelopment
               Agency, Tax Allocation Bond, MBIA,
    735,000    7.55%, 8/1/11 .....................      771,177

  PRINCIPAL
     AMOUNT  SECURITY                                     VALUE

             California State, Housing Finance
               Agency, Single Family Mortgage,
               Issue A-1, RB, AMBAC,
$ 3,210,000    7.90%, 8/1/07 ..................... $  3,315,737
             California State, Housing Finance
               Authority, Single Family Mortgage,
               Mezzanine-Issue A-1, RB,
               AMBAC / FHA,
  1,180,000    8.24%, 8/1/14 .....................    1,237,147
             Cameron County, Texas, Housing
               Finance Corporation, RB, Series A,
                 Class 1B, FGIC,
    389,790    10.21%, 9/1/10 ....................      391,154
             Cameron County, Texas, Housing
               Finance Corporation, Series A,
               Class 1C, FGIC,
    775,000    10.45%, 9/1/11 ....................      823,050
             Chattahoochee Valley, Alabama,
               Water Supply, RB, Asset Guaranty,
    165,000    8.60%, 10/1/07 ....................      180,018
             Connecticut State, Health &
               Education Authority, Sheriden
               Woods Center Project, RB:
  1,230,000    7.95%, 11/1/05 ....................    1,302,619
    945,000    8.73%, 11/1/17 ....................    1,049,271
             Contra Costa County, California,
               Multi-Family Housing Revenue,
               Willow Pass Apartments, RB,
               Series D-T, FNMA,
  1,925,000    6.80%, 12/1/15 ....................    1,884,844
             Dade County, Florida, Aviation
               Revenue, RB, Series C, AMBAC,
    760,000    8.65%, 10/1/03 ....................      820,268
             Fulton, Missouri, GO, MBIA,
    765,000    7.50%, 7/1/07 .....................      807,985
             Harrisburg, Pennsylvania,
               Resource Recovery Authority,
               RB, Series B, ETM,
    265,000    6.875%, 9/1/03 ....................      271,787
             Idaho State, Sand Creek Associates
               Ltd Partnership, Multi-Family
               Housing Revenue, RB, Hud Section 8,
  3,350,000    8.25%, 12/1/18 ....................    3,337,371
             Idaho State, Water Reserves Board,
               Fall River Rural Electric,
  5,135,000    9.50%, 4/1/13 .....................    5,483,872
             Kanawha & Putnam County,
               West Virginia, RB, AMBAC, 1
    785,000    0.00%, 12/1/16 ....................      269,129

See Notes to Financial Statements.

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--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2001 (Unaudited)

  PRINCIPAL
     AMOUNT  SECURITY                                     VALUE

             Lake Mills, Iowa, Investors Ltd, RB,
               Series 1995:
$   360,000    7.60%, 11/1/01 .................... $    363,654
    385,000    7.75%, 11/1/02 ....................      395,819
    410,000    7.85%, 11/1/03 ....................      426,753
    410,000    7.85%, 11/1/04 ....................      429,914
    450,000    7.90%, 11/1/05 ....................      470,907
    590,000    8.00%, 11/1/06 ....................      613,565
    610,000    8.00%, 11/1/07 ....................      628,343
             Long Beach, California, RB, Series A,
  4,090,000    9.50%, 1/1/23 .....................    4,136,422
             Manatee County, Florida, Housing
               Finance Authority, RB, GNMA,
    510,000    7.30%, 11/1/12 ....................      512,025
             Mississippi State, Residual Home
               Corporation, RB, FHA, 1
    950,000    0.00%, 12/1/12 ....................      413,953
             Mississippi State, Single Family Home
               Corporation, RB, Series D, Class 3,
               GNMA / FNMA,
  2,127,892    7.75%, 7/1/24 .....................    2,244,607
             New Mexico State, Mortgage Finance
               Authority, Single Family Mortgage
               Program, RB, GNMA / FNMA / FHLMC,
  2,360,000    7.43%, 7/1/29 .....................    2,429,124
             New Orleans, Louisiana, Home
               Mortgage Authority, Single Family
               Mortgage, RB, Series A, MBIA, 1
  1,050,000    0.00%, 10/1/15 ....................      288,110
             New York City, New York, GO,
               Pre-Refunded @ 102, 2, 3
    195,000    0.00%, 11/15/01 ...................      193,974
             New York City, New York, GO, Series F,
               Pre-Refunded @ 102, 2
    470,000    10.50%, 11/15/01 ..................      493,998
             New York City, New York, Industrial
               Development Agency, Civic Facilities
               Revenue, RB, Series B, MBIA,
  1,060,000    8.10%, 9/1/06 .....................    1,115,650
             New York State, Housing Finance
               Agency, Multi-Family Housing,
               RB, FHA,
  2,435,000    8.11%, 11/15/38 ...................    2,552,026
             North Miami, Florida, Pension Funding
                Project, RB, FSA:
    210,000    6.85%, 7/1/05 .....................      218,119
    135,000    7.00%, 1/1/08 .....................      140,214
             Oklahoma City, Oklahoma, Airport
               Trust, RB, 17th Series,
    820,000    8.30%, 10/1/12 ....................      860,377

  PRINCIPAL
     AMOUNT  SECURITY                                     VALUE

             Oklahoma City, Oklahoma, Airport
               Trusts, Federal Bureau Prisons
               Project, RB,
$ 2,224,000    9.80%, 11/1/14 .................... $  2,606,617
             Oklahoma County, Oklahoma, Single
               Family Home Finance Authority, RB,
               Series B, 1
  2,830,000    0.00%, 7/1/12 .....................      999,499
             Panhandle, Texas, Regional Housing
               Finance Corporation, Single Family
               Mortgage Revenue, RB, 1
    740,000    0.00%, 10/1/11 ....................      306,982
             Pima & Maricopa Counties, Arizona,
               Industrial Development Authority,
               Bulk Sale Program, RB, FNMA,
    325,000    6.50%, 1/1/06 .....................      330,762
             Sedwick & Shawnee Counties,
               Kansas, Single Family Revenue,
               Mortgage Backed Second Program,
               RB, Series A-3, GNMA:
  1,420,000    6.52%, 12/1/12 ....................    1,420,071
  4,020,000    8.375%, 6/1/18 ....................    4,247,291
             Southwestern Illinois, Development
               Authority, Solid Waste Disposal, RB,
    275,000    6.90%, 2/1/03 .....................      280,926
             Southwestern Illinois, Developmental
               Sports Authority, Gateway
               International Motorsports, RB:
  1,844,000    9.20%, 2/1/13 .....................    2,042,820
  1,639,000    9.25%, 2/1/17 .....................    1,875,786
             Tarrant County, Texas, Housing
               Finance Corporation, RB, MBIA,
    190,000    6.65%, 7/15/16 ....................      190,783
             Tucson & Pima County, Arizona,
               Industrial Development Authority,
               Single Family Mortgage Revenue,
               RB, Series A,
     25,000    8.00%, 2/1/14 .....................       25,070
             Utah State, Housing Finance Agency,
               Single Family Mortgage, Series D-1,
               RB, FHA,
     60,000    9.85%, 7/1/10 .....................       60,481
                                                   ------------
TOTAL TAXABLE MUNICIPAL BONDS
   (Cost $58,548,223) ...........................    59,717,968
                                                   ------------

             US GOVERNMENT MORTGAGE BACKED OBLIGATIONS--19.77%
             Fanniemae-Aces, Series 1998-M1,
               Class A2,
  8,202,000    6.25%, 1/25/08 ....................    8,271,591
             Federal Home Loan Mortgage Corp.,
               CMO, Series
               2157, Class PE,
  4,485,000    6.00%, 8/15/27 ....................    4,278,600

See Notes to Financial Statements.

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2001 (Unaudited)

  PRINCIPAL
     AMOUNT  SECURITY                                     VALUE

             Federal Home Loan Mortgage Corp.,
               CMO, Series 2288, Class VA,
$ 7,913,663    6.50%, 2/1/31 ..................... $  7,771,059
             Federal Home Loan Mortgage Corp.,
               CMO, Series 2071, Class EV,
  3,966,929    6.50%, 4/15/09 ....................    4,037,461
             Federal Home Loan Mortgage Corp.,
               Gold, Pool C00742,
  8,357,594    6.50%, 4/1/29 .....................    8,292,216
             Federal Home Loan Mortgage Corp.,
               Gold, Pool C00785,
  2,071,418    6.50%, 6/1/29 .....................    2,055,214
             Federal Home Loan Mortgage Corp.,
               Gold, Pool C29108,
 10,434,116    6.50%, 7/1/29 .....................   10,352,495
             Federal Home Loan Mortgage Corp.,
               Gold, Pool C31226,
    108,109    6.50%, 9/1/29 .....................      107,264
             Federal Home Loan Mortgage Corp.,
               REMIC, Series 1496, Class KB,
  1,603,000    6.50%, 5/15/08 ....................    1,606,398
             Federal Home Loan Mortgage Corp.,
               REMIC, Series 1562, Class J,
  7,915,000    7.00%, 5/15/10 ....................    8,065,068
             Federal Home Loan Mortgage Corp.,
               REMIC, Series 2136, Class BD,
  6,722,289    6.50%, 12/15/26 ...................    6,782,924
             Federal National Mortgage
               Association, CMO, Series 1998-36,
               Class J,
 11,798,000    6.00%, 7/18/28 ....................   11,387,503
             Federal National Mortgage
               Association, CMO, Series 1998-46,
               Class GV,
  7,491,466    6.50%, 5/18/09 ....................    7,484,050
             Federal National Mortgage
               Association, Gold Pool #535804,
  6,420,886    7.50%, 10/1/11 ....................    6,648,371
             Federal National Mortgage
               Association, Gold Pool #E62107,
  1,214,819    7.50%, 2/1/10 .....................    1,256,610
             Federal National Mortgage
               Association, Gold Pool #E64408,
  1,464,302    7.50%, 12/1/10 ....................    1,514,675
             Federal National Mortgage
               Association, Gold Pool #E65418,
  1,764,131    7.00%, 8/1/10 .....................    1,815,661
             Federal National Mortgage
               Association, Gold Pool #E81548,
  3,993,844    7.00%, 2/1/09 .....................    4,110,503
             Federal National Mortgage
               Association, Gold Pool #G11102,
  9,684,033    7.00%, 1/1/11 .....................    9,966,901

  PRINCIPAL
     AMOUNT  SECURITY                                     VALUE

             Federal National Mortgage
               Association, Pool #303387,
$   312,162    8.00%, 7/1/02 ..................... $    315,235
             Federal National Mortgage
               Association, Pool #419597,
    528,739    6.00%, 8/1/28 .....................      512,007
             Federal National Mortgage
               Association, Pool #457215,
  1,665,356    7.50%, 8/1/13 .....................    1,724,358
             Federal National Mortgage
               Association, Pool #535468,
  3,987,489    7.00%, 12/1/09 ....................    4,099,298
             Federal National Mortgage
               Association, Pool #564235,
  9,619,561    9.00%, 11/1/30 ....................   10,084,568
             Federal National Mortgage
               Association, REMIC, Series 1994-92,
               Class DE,
  4,787,556    7.50%, 7/25/07 ....................    4,933,337
             Federal National Mortgage
               Association, REMIC,
               Series 1995-2, Class H,
 10,084,779    8.50%, 6/25/10 ....................   10,257,833
             Federal National Mortgage
               Association, REMIC, Series G93-31,
               Class G,
  1,303,894    7.00%, 1/25/03 ....................    1,317,989
             Federal National Mortgage
               Association, Series 1995-M2, Class C,
    471,668    6.80%, 5/25/28 ....................      477,483
             Federal National Mortgage
               Association, Series 1997-M2, Class B,
  5,332,421    7.413%, 2/17/08 ...................    5,434,146
             Government National Mortgage
               Association, CMO, Series 1999-4,
               Class VA,
 17,450,042    6.00%, 12/20/09 ...................   17,468,365
             Government National Mortgage
               Association, Pool #506242,
  3,193,580    8.00%, 6/15/30 ....................    3,303,202
                                                   ------------
US GOVERNMENT MORTGAGE BACKED OBLIGATIONS
   (Cost $162,954,600) ..........................   165,732,385
                                                   ------------

             US TREASURY OBLIGATIONS--14.35%
             US Treasury Bond:
  1,425,000    5.00%, 2/15/11 ....................    1,388,930
 45,315,000    8.125%, 8/15/19 ...................   56,577,953
  6,277,000    6.125%, 8/15/29 ...................    6,476,401
             US Treasury Note:
  6,800,000    6.625%, 3/31/02 ...................    6,954,061
    343,000    5.25%, 5/15/04 ....................      348,866
 10,453,000    6.125%, 8/15/07 ...................   11,001,783
 36,054,000    6.00%, 8/15/09 ....................   37,589,756
                                                   ------------
TOTAL US TREASURY OBLIGATIONS
   (Cost $119,860,849) ..........................   120,337,750
                                                   ------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

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Fixed Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2001 (Unaudited)

  PRINCIPAL
     AMOUNT  SECURITY                                     VALUE

             CASH EQUIVALENT--0.94%
$ 7,915,856    SEI Daily Income Trust
                 Government II ................... $  7,915,856
                                                   ------------
TOTAL CASH EQUIVALENT
   (Cost $7,915,856) ............................     7,915,856
                                                   ------------
TOTAL INVESTMENTS
   (Cost $825,254,628) ...........   99.54%        $834,710,383

OTHER ASSETS IN EXCESS OF
   LIABILITIES ...................    0.46            3,824,866
                                    ------         ------------
NET ASSETS .......................  100.00%        $838,535,249
                                    ======         ============

--------------------------------------------------------------------------------
1 Zero Coupon Bond
2 Pre-Refunded Security. The pre-refunded date is shown as the maturity date on the Schedule of Investments.
CMO   --  Collaterized Mortgage Obligation
ETM   --  Escrowed to Maturity
GO    --  General Obligation
MTN   --  Medium Term Note
RB    --  Revenue Bond
REMIC --  Real Estate Mortgage Investment Conduit

The following organizations have provided underlying credit support for the securities as defined in the Schedule of Investments
AMBAC -- American Municipal Bond Assurance Corporation
FGIC  -- Financial Guaranty Insurance Company
FHA   -- Federal Housing Administration
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA  -- Federal National Mortgage Association
FSA   -- Financial Security Assurance
GNMA  -- Government National Mortgage Association
MBIA  -- Municipal Bond Investors Assurance
144A -- Security exempt from registration under 144A of the Security Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
         144A securities comprise 9.49% of the Fund's net assets.

The accompanying notes are an integral part of the financial statements.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

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Short-Term Fixed Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2001 (Unaudited)

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            ASSET-BACKED SECURITIES--24.87%
            Advanta Mortgage Loan Trust,
              Series 1993-4, Class A-1,
$   57,703    5.50%, 3/25/10 .................... $     57,304
            Amresco Residential Securities,
              Series 1996-3, Class A5,
     4,782    7.55%, 2/25/23 ....................        4,782
            Centex Home Equity, Series 1999-2,
              Class A1,
    28,752    5.91%, 4/25/19 ....................       28,721
            Chevy Chase Auto Receiveables Trust,
              Series 1998-1, Class A,
   420,803    5.97%, 10/20/04 ...................      424,945
            CNH Equipment Trust, Series 2000-B,
              Class A4,
 1,360,000    6.95%, 9/15/07 ....................    1,417,952
            Contimortgage Home Equity Loan Trust,
              Series 1994-4, Class A4,
   220,142    8.39%, 11/15/18 ...................      222,325
            Contimortgage Home Equity Loan Trust,
              Series 1996-3, Class A7,
   170,000    8.04%, 9/15/27 ....................      177,129
            Contimortgage Home Equity Loan Trust,
              Series 1998-1, Class A4,
 1,135,902    6.28%, 1/15/13 ....................    1,137,615
            Emergent Home Equity Loan Trust,
              Series 1997-1, Class A2,
    70,208    7.30%, 2/20/12 ....................       70,351
            Emergent Home Equity Loan Trust,
              Series 1998-1, Class A2,
    71,085    6.35%, 1/15/13 ....................       71,206
            First Sierra Receivables, Series 1996-2,
              Class A,
   436,773    6.29%, 11/10/04 ...................      439,435
            First Union Residential Securitization
              Trust, Series 1996-1, Class A3,
   222,657    7.29%, 5/25/11 ....................      223,327
            Green Tree Home Improvement Loan
              Trust, Series 1996-F, Class HEA4,
   183,025    7.30%, 1/15/28 ....................      184,443
            IMC Home Equity Loan Trust,
              Series 1996-1, Class A5,
    58,338    6.29%, 12/25/13 ...................       58,383
            Independent National Mortgage
              Corp. Home Equity, Series 1997-A,
              Class AF2,
   486,995    6.43%, 3/25/24 ....................      485,691
            John Deere Owner Trust,
              Series 1999-A, Class A3,
   545,816    5.94%, 10/15/02 ...................      548,472

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            Residential Asset Securities Corp.,
              Series 1999-KS2, Class AI3,
$  600,000    6.60%, 6/25/20 .................... $    604,794
            Saxon Asset Securities Trust,
              Series 1999-2, Class BF1A,
    66,921    7.925%, 8/25/01 ...................       66,821
            Saxon Asset Securities Trust,
              Series 2000-1, Class AF1,
    80,835    7.585%, 12/25/14 ..................       81,395
            The Money Store Home Equity Trust,
              Series 1996-D, Class A13,
   132,869    6.635%, 9/15/14 ...................      133,120
            Union Acceptance Corp.,
              Series 1999-B, Class A3,
   537,708    5.84%, 1/8/04 .....................      540,160
            Vendee Mortgage Trust, Series 1994-2,
              Class 3E,
 1,395,793    6.50%, 6/15/14 ....................    1,401,767
            World Omni Automobile Lease
              Securitization, Series 1997-B,
              Class A4,
     5,405    6.20%, 11/25/03 ...................        5,435
                                                  ------------
TOTAL ASSET-BACKED SECURITIES
   (Cost $8,297,774) ............................    8,385,573
                                                  ------------

            CORPORATE OBLIGATIONS--12.03%
            Appalachian Power Co.,
 1,000,000    7.38%, 8/15/02 ....................    1,002,137
            Archstone Communities Trust,
   400,000    6.37%, 10/15/01 ...................      403,139
            Bear Stearns Co., Inc.,
   250,000    6.70%, 8/1/03 .....................      254,823
              Colonial Realty LP,
   350,000    7.50%, 7/15/01 ....................      351,093
            Colonial Realty LP, MTN,
   180,000    7.93%, 8/9/02 .....................      183,567
            Costa Rica Ministry Finance,
   220,000    7.36%, 8/1/01 .....................      220,880
            ERAC USA Finance, 144A,
   350,000    6.375%, 5/15/03 ...................      349,330
            Florida Residential Property &
              Casualty Insurance, Series A, MBIA,
   100,000    7.375%, 7/1/03 ....................      103,256
            Lehman Brothers, Inc.,
   250,000    7.50%, 8/1/26 .....................      257,700
            Midland Funding I,
   266,862    10.33%, 7/23/02 ...................      272,928
            Prudential Financial, 144A,
   100,000    6.875%, 4/15/03 ...................      102,508
            Summit Properties Partnership,
   500,000    6.75%, 7/30/01 ....................      502,436

See Notes to Financial Statements.

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2001 (Unaudited)

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            Wellsford Residential,
$   50,000    9.375%, 2/1/02 .................... $     51,463
                                                  ------------
TOTAL CORPORATE OBLIGATIONS
   (Cost $4,008,657) ............................    4,055,260
                                                  ------------

            MORTGAGE-BACKED SECURITIES--14.66%
            Chase Mortgage Finance Corp., CMO,
              Series 1994-B, Class A1,
    56,338    6.75%, 2/25/25 ....................       56,604
            General Electric Capital Mortgage
              Services, Inc., CMO, Series 1997-3,
              Class A12,
   102,769    7.50%, 4/25/27 ....................      102,786
            General Electric Capital Mortgage
              Services, Inc., CMO, Series 1998-12,
              Class 1A1,
   314,195    6.50%, 7/25/28 ....................      317,001
            Green Tree Financial Corp., Series
              1994-6, Class A5,
    31,480    8.25%, 1/15/20 ....................       31,698
            Green Tree Financial Corp.,
              Series 1999-2, Class A2,
   375,000    5.84%, 12/1/30 ....................      378,949
            Norwest Asset Securities Corp.,
              CMO, Series 1997-5, Class A2,
   681,401    7.00%, 4/25/12 ....................      680,910
            Oakwood Mortgage Investors,
              Series 1996-B, Class A3,
     1,862    7.10%, 10/15/26 ...................        1,859
            Prudential Securities Financial Asset
              Funding Corporation, Series 1993-4,
              Class A4,
   374,012    6.83%, 9/25/09 ....................      374,749
            Residential Accredit Loans, CMO,
              Series 1997-QS6, Class A4,
   500,000    7.50%, 6/25/12 ....................      511,340
            Residential Accredit Loans, CMO,
              Series 1998-QS1, Class A2,
   864,471    7.00%, 1/25/28 ....................      870,669
            Residential Accredit Loans, Inc., CMO,
              Series 1997-QS8, Class A9,
 1,000,000    7.375%, 8/25/27 ...................    1,004,960
            Residential Funding Mortgage
              Section I, CMO, Series 1997-S2,
              Class A3,
   608,645    7.50%, 1/25/27 ....................      609,144
                                                  ------------
TOTAL MORTGAGE-BACKED SECURITIES
   (Cost $4,926,111) ............................    4,940,669
                                                  ------------

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            TAXABLE MUNICIPAL BONDS--25.52%
            Alaska State Financial Corporation,
              RB, Series C, MBIA / FHA,
$   45,000    7.40%, 1/1/02 ..................... $     45,737
            Denver, Colorado, City And County
              Multi-Family Housing, Buerger
              Brothers, RB, Series B, FHA,
    20,000    6.75%, 5/1/01 .....................       20,001
            Elmwood Park, Illinois, GO, AMBAC,
   350,000    6.80%, 1/1/05 .....................      359,023
            Erie County, New York, Water
              Authority, RB, AMBAC:
    45,000    5.875%, 12/1/03 ...................       45,735
    95,000    5.875%, 12/1/03 ...................       96,452
            Florida State, Housing Finance
              Agency, RB, Series S-2,
    10,000    6.65%, 6/1/01 .....................       10,015
            Fresno, California, Multi-Family
              Housing Authority, Woodlands
              Apartments Project, RB, GNMA,
   140,000    7.25%, 11/20/02 ...................      142,587
            Harris County, Texas, Housing
              Finance Corporation, Single Family
              Mortgage Revenue, Series A,
 1,250,000    7.75%, 9/1/14 .....................    1,289,900
            Illinois State Health Facilities
              Authority, RB, Series C, MBIA,
   365,000    10.30%, 8/15/03 ...................      366,423
            Kansas City, Missouri, Industrial
              Development Authority, Hilltop
              Village Apartments, RB, Series B,
              FNMA,
    55,000    6.70%, 10/1/02 ....................       55,848
            Massachusetts State, Industrial
              Finance Agency, Briscoe Housing
              Assistance, Series B, FHA,
   700,000    7.10%, 2/1/12 .....................      724,101
            Minneapolis & St. Paul, Minnesota,
              Metropolitan Apartments
              Community, RB, Series 9,
 1,000,000    8.95%, 1/1/22 .....................    1,065,500
            New York, New York, GO,
              Pre-Refunded @102, 1, 2
    95,000    0.00%, 11/15/01 ...................       94,715
            North Slope Borough, Alaska, GO,
              MBIA, 1
   911,988    0.00%, 6/30/01 ....................      904,574
            Oak Ridge, Tennessee, Industrial
              Development Board, The Gardens,
              Series B, RB, GNMA,
   370,000    6.15%, 8/20/03 ....................      376,038

See Notes to Financial Statements.

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2001 (Unaudited)

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            Ohio Capital Housing Mortgage
              Corporation, Bella Vista, RB, FHA,
$  200,000    6.30%, 2/1/03 ..................... $    201,334
            Ohio Housing Financial Agency,
              Ravenwood Project, RB, FHA,
   110,000    6.125%, 3/1/04 ....................      111,703
            Oklahoma Housing Finance Agency,
              Single Family Mortgage, RB, MBIA,
    75,000    8.70%, 9/1/13 .....................       75,767
            Pima County, Arizona, Industrial
              Development Authority, Western
              Winds, RB, Series B, HUD,
    70,000    6.55%, 6/1/01 .....................       70,108
            Prince Georges County, Maryland,
              Housing Authority, Foxglenn Project,
              RB, GNMA,
   195,000    6.25%, 11/20/04 ...................      196,285
            Rockford, Illinois, RB, Series B, MBIA,
    90,000    7.45%, 1/1/03 .....................       90,835
            Sedgwick & Shawnee Counties,
              Kansas, Single Family Mortgage, RB,
              GNMA,
   280,000    8.375%, 6/1/18 ....................      295,831
            Shawnee, Kansas, Multi-Family
              Housing, Haverford West Apartments,
              RB, Series B, FNMA,
    40,000    6.75%, 6/1/02 .....................       40,474
            Southeast Texas, Housing Finance
              Corporation, RB, 1
 2,435,000    0.00%, 9/1/17 .....................      692,027
            Spokane, Washington, Elderly Housing
              Authority, Cheney Care Center, RB,
                Series B, GNMA,
    90,000    6.125%, 2/20/04 ...................       91,534
            State Development Finance Authority,
              Series D, Class D, 1
 1,720,000    0.00%, 2/15/14 ....................      563,868
            Tarrant County, Texas, Health Facilities
              Development Corporation,
              South Central Project, RB, MBIA / FHA,
   180,000    6.75%, 1/1/37 .....................      182,705
            Tarrant County, Texas, Housing
              Financial Corporation, Series B, RB,
              FNMA,
   100,000    6.55%, 9/1/02 .....................      102,139
            Unicoi County, Tennessee, Health
              Educational & Housing Facility Board,
              First Mortgage Revenue, Erwin
              Health Care Center, RB, GNMA,
   205,000    6.70%, 9/20/05 ....................      211,722

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            Wilmington, Delaware,
              Multi-Family Rent, Prestwyck
              Apartments, RB, Series B, FHA,
$   80,000    6.625%, 11/1/03 ................... $     80,084
                                                  ------------
TOTAL TAXABLE MUNICIPAL BONDS
   (Cost $8,512,122) ............................    8,603,065
                                                  ------------

            US GOVERNMENT MORTGAGE BACKED OBLIGATIONS--6.49%
            Fanniemae Whole Loan,
              Series 1996-W1, Class A4,
    67,533    6.95%, 3/25/26 ....................       67,867
            Federal Home Loan Mortgage
              Corporation, Series 128, Class I,
   109,300    6.50%, 2/15/21 ....................      109,914
            Federal National Mortgage
              Association, Pool #250314,
   210,297    7.50%, 7/1/02 .....................      213,183
            Federal National Mortgage
              Association, Pool #560912,
   576,407    9.50%, 10/1/30 ....................      604,063
            Federal National Mortgage
              Association, Pool #564319,
   418,500    9.50%, 11/1/30 ....................      438,580
            Federal National Mortgage
              Association, Series 1995-M2, Class C,
   601,563    6.80%, 5/25/28 ....................      608,980
            Federal National Mortgage
              Association, Series 1997-27, Class B,
   112,694    7.00%, 2/18/25 ....................      113,399
            Government National Mortgage
              Association, CMO, Series 1998-23,
              Class DA,
    30,936    8.50%, 10/20/12 ...................       30,936
                                                  ------------
TOTAL US GOVERNMENT MORTGAGE BACKED OBLIGATIONS
   (Cost $2,167,781) ............................    2,186,922
                                                  ------------

            US TREASURY OBLIGATIONS--7.55%
            US Treasury Note,
 2,500,000    7.50%, 11/15/01 ...................    2,545,300
                                                  ------------
TOTAL US TREASURY OBLIGATIONS
   (Cost $2,544,432) ............................    2,545,300
                                                  ------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Short-Term Fixed Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2001 (Unaudited)

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            CASH EQUIVALENT--6.31%
$1,667,909    SEI Daily Income Trust
              Government II .....................  $ 1,667,909
   458,260    SEI Daily Income Trust Treasury
              Fund ..............................      458,260
                                                   -----------
TOTAL CASH EQUIVALENT
   (Cost $2,126,169) ............................    2,126,169
                                                   -----------

TOTAL INVESTMENTS
   (Cost $32,583,046) ............   97.43%        $32,842,958

OTHER ASSETS IN EXCESS
   OF LIABILITIES ................    2.57             866,765
                                    ------         -----------
NET ASSETS .......................  100.00%        $33,709,723
                                    ======         ===========

--------------------------------------------------------------------------------
1 Zero Coupon Security

2 Pre-Refunded Security. The pre-refunded date is shown as the maturity date on the Schedule of Investments.

3 Step Up Bond--The rate reflected on the Schedule of Investments is the rule in effect on April 30, 2001. The initial coupon on a step up bond changes on a specific date, to a predetermined higher rate.

Abbreviations
CMO    -- Collaterized Mortgage Obligation
COP    -- Certificate of Participation
GO     -- General Obligation
RB     -- Revenue Bond
REMIC  -- Real Estate Mortgage Investment Conduit

The following organizations have provided underlying credit support for the securities as defined in the Schedule of Investments.

AMBAC -- American Municipal Bond Assurance Corporation
FHA   -- Federal Housing Administration
FNMA  -- Federal National Mortgage Association
GNMA  -- Government National Mortgage Association
MBIA  -- Municipal Bond Investors Assurance
144A -- Security exempt from registration under 144A of the Security Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
         144A securities comprise 1.34% of the Fund's net assets.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

High Yield Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2001 (Unaudited)

 PRINCIPAL
  AMOUNT 3  SECURITY                                     VALUE

            CORPORATE OBLIGATIONS--92.07%
            AUTOMOTIVE--1.17%
            Astra Overseas Finance BV,
$  721,000    6.905%, 6/30/05 ................... $    382,316
            Mascotech Inc.,
 1,515,000    4.50%, 12/15/03 ...................    1,189,275
            RJ Tower Corp.,
e1,310,000    9.25%, 8/1/10 .....................    1,085,888
            TRW Inc.,
 1,000,000    7.625%, 3/15/06 ...................    1,017,308
                                                  ------------
                                                     3,674,787
                                                  ------------
            CABLE--10.34%
            Adelphia Communications:
   655,000    8.75%, 10/1/07 ....................      622,250
   675,000    8.375%, 2/1/08 ....................      626,062
 1,970,000    7.75%, 1/15/09 ....................    1,777,925
            At Home Corp.,
 2,555,000    4.75%, 12/15/06 ...................    1,175,300
            Cable Satisfaction International,
 1,850,000    12.75%, 3/1/10 ....................    1,054,500
            Cablevision SA:
 2,385,000    13.75%, 4/30/07 ...................    1,568,137
 2,045,000    13.75%, 5/1/09 ....................    1,303,687
              Callahan NRH, 144A,
 2,575,000    14.00%, 7/15/10 ...................    2,613,625
            Charter Communication Holdings,
 4,300,000    10.75%, 10/1/09 ...................    4,644,000
            Charter Communication Holdings, 2
 2,675,000    0.00%, 1/15/11 ....................    1,738,750
            CSC Holdings Inc., 144A,
 1,300,000    7.625%, 4/1/11 ....................    1,261,051
            Ekabel Hessen GMBH, 144A,
 1,330,000    14.50%, 9/1/10 ....................    1,330,000
            Frontiervision Holdings LP, 2
 2,690,000    0.00%, 9/15/07 ....................    2,730,350
            Innova S de R.l.,
   770,000    12.875%, 4/1/07 ...................      673,750
            Insight Communications, 144A, 2
 1,660,000    0.00%, 2/15/11 ....................      937,900
            James Cable Partners LP,
 3,020,000    10.75%, 8/15/04 ...................    2,491,500
            Mediacom LLC:
   665,000    8.50%, 4/15/08 ....................      631,750
   950,000    7.875%, 2/15/11 ...................      845,500
            NTL Communications Corp., 144A,
 1,095,000    12.375%, 2/1/08 ...................      883,401
            NTL Inc., 2
 3,900,000    0.00%, 4/1/08 .....................    2,135,250
            Supercanal Holdings SA, 4
 1,600,000    11.50%, 5/15/05 ...................      537,674

 PRINCIPAL
  AMOUNT 3  SECURITY                                     VALUE

            United Pan-Europe Communications, 2
$1,585,000    0.00%, 2/1/09 ..................... $    768,725
                                                  ------------
                                                    32,351,087
                                                  ------------
            CHEMICALS--3.96%
            Equistar Chemicals LP,
 7,265,000    8.75%, 2/15/09 ....................    7,006,635
              Hercules Inc., 144A,
 3,370,000    11.125%, 11/15/07 .................    3,403,700
            Resolution Performance, 144A,
 1,860,000    13.50%, 11/15/10 ..................    1,971,600
                                                  ------------
                                                    12,381,935
                                                  ------------
            CONSUMER MANUFACTURING--1.05%
             Elizabeth Arden Inc.,
   980,000    11.75%, 2/1/11 ....................    1,031,450
            Remington Product Co. LLC. 144A,
   770,000    11.00%, 5/15/06 ...................      727,650
            Samsonite Corp.,
 1,895,000    10.75%, 6/15/08 ...................    1,516,000
                                                  ------------
                                                     3,275,100
                                                  ------------
            ENERGY--4.27%
            Belco Oil & Gas Corp.,
   970,000    8.875%, 9/15/07 ...................      960,300
            Conproca SA,
   840,000    12.00%, 6/16/10 ...................      919,800
            Pioneer Natural Resources:
   480,000    8.875%, 4/15/05 ...................      502,722
 4,025,000    8.25%, 8/15/07 ....................    4,073,429
 2,990,000    6.50%, 1/15/08 ....................    2,776,051
            Pride International Inc.,
 1,730,000    10.00%, 6/1/09 ....................    1,894,350
            Ram Energy Inc.,
 1,535,000    11.50%, 2/15/08 ...................    1,197,300
            Sesi LLC, 144A,
 1,020,000    8.875%, 5/15/11 ...................    1,030,200
                                                  ------------
                                                    13,354,152
                                                  ------------
              ENTERTAINMENT--0.40%
            Scientific Games Corp.,
 1,350,000    12.50%, 8/15/10 ...................    1,245,375
                                                  ------------
            FINANCIAL--0.47%
            Labranche and Co.,
 1,325,000    12.00%, 3/2/07 ....................    1,484,000
                                                  ------------
            FIXED COMMUNICATIONS--5.65%
            Adelphia Business Solutions,
   770,000    12.00%, 11/1/07 ...................      308,000
            Exodus Communications:
 1,020,000    11.25%, 7/1/08 ....................      790,500
e2,655,000    11.375%, 7/15/08 ..................    1,812,414

See Notes to Financial Statements.

--------------------------------------------------------------------------------

High Yield Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2001 (Unaudited)

  PRINCIPAL
   AMOUNT 3  SECURITY                                     VALUE

             Fairpoint Communications,
$ 3,730,000    12.50%, 5/1/10 .................... $  3,450,250
             Global Crossing Holdings Ltd.,
  1,225,000    9.125%, 11/15/06 ..................    1,163,750
             Global Crossing Holdings Ltd., 144A,
  1,145,000    8.70%, 8/1/07 .....................    1,050,537
             Globix Corp.,
  3,030,000    12.50%, 2/1/10 ....................      924,150
             Intermedia Communications Inc., 2
  3,085,000    0.00%, 5/15/06 ....................    2,884,475
             Level 3 Communications, Inc.
 e1,725,000    10.75%, 3/15/08 ...................      992,130
  1,000,000    11.00%, 3/15/08 ...................      687,500
             McLeod USA Inc.:
  1,265,000    12.00%, 7/15/08 ...................    1,125,850
    805,000    8.125%, 2/15/09 ...................      619,850
             Metromedia Fiber Network,
  2,005,000    10.00%, 11/15/08 ..................    1,298,238
             XO Communications Inc.:
    390,000    10.75%, 11/15/08 ..................      193,050
    770,000    10.75%, 6/1/09 ....................      381,150
                                                   ------------
                                                     17,681,844
                                                   ------------
             FIXED COMMUNICATIONS -
             INTERNATIONAL--4.83%
             Alestra SA,
  2,350,000    12.125%, 5/15/06 ..................    2,038,625
             Asia Global Crossing,
  3,300,000    13.375%, 10/15/10 .................    3,135,000
             Bestel SA, 2
  1,075,000    0.00%, 5/15/05 ....................      666,500
             Call-Net Enterprises Inc.,
  1,925,000    8.00%, 8/15/08 ....................      500,500
               GT Group Telecom, 2
  2,600,000    0.00%, 2/1/10 .....................      897,000
             Impsat Fiber Networks,
  1,495,000    12.375%, 6/15/08 ..................      657,800
               Netia Holdings BV, 2
 12,250,000    0.00%, 11/1/07 ....................    6,737,500
             Versatel Telecom, 144A,
 e1,545,000    4.00%, 3/30/05 ....................      473,940
                                                   ------------
                                                     15,106,865
                                                   ------------
             FOOD & BEVERAGES--5.89%
             Agrilink Foods Inc.,
  2,785,000    11.875%, 11/1/08 ..................    2,339,400
             Bepensa SA,
  1,235,000    9.75%, 9/30/04 ....................    1,204,803

  PRINCIPAL
   AMOUNT 3  SECURITY                                     VALUE

             Fage Dairy Industries SA,
$10,030,000    9.00%, 2/1/07 ..................... $  8,838,937
             Gruma SA,
  5,545,000    7.625%, 10/15/07 ..................    4,657,800
             Maxcom Telecomunicacione,
    720,000    13.75%, 4/1/07 ....................      273,600
             Michael Foods, 144A,
  1,060,000    11.75%, 4/1/11 ....................    1,113,000
                                                   ------------
                                                     18,427,540
                                                   ------------
             FOREIGN GOVERNMENT--1.09%
             Federal Republic of Brazil,
  2,044,000    8.00%, 4/15/14 ....................    1,545,881
             United Mexican States,
  1,865,000    8.375%, 1/14/11 ...................    1,850,080
                                                   ------------
                                                      3,395,961
                                                   ------------
             GAMING--1.02%
             Argosy Gaming Co., 144A,
    655,000    10.75%, 6/1/09 ....................      703,306
             Harrahs Operating Co. Inc., 144A,
  1,000,000    8.00%, 2/1/11 .....................    1,002,375
             Station Casinos Inc., 144A,
  1,480,000    8.375%, 2/15/08 ...................    1,491,100
                                                   ------------
                                                      3,196,781
                                                   ------------
             GENERAL INDUSTRIAL--1.48%
             Dayton Superior Corp.,
  2,140,000    13.00%, 6/15/09 ...................    2,204,200
              Fibermark Inc., 144A,
  1,015,000    10.75%, 4/15/11 ...................    1,022,612
             Sequa Corp., 144A,
    680,000    8.875%, 4/1/08 ....................      686,800
             Terex Corp., 144A,
    710,000    10.375%, 4/1/11 ...................      724,200
                                                   ------------
                                                      4,637,812
                                                   ------------
             HEALTHCARE--1.94%
             Beverly Enterprises Inc., 144A,
  1,060,000    9.625%, 4/15/09 ...................    1,067,950
               DJ Orthopedics LLC,
  1,655,000    12.625%, 6/15/09 ..................    1,630,175
             Healthsouth Corp.,
  1,385,000    7.00%, 6/15/08 ....................    1,290,932
             Manor Care Inc., 144A,
    995,000    8.00%, 3/1/08 .....................    1,009,925
               Omnicare Inc., 144A,
  1,060,000    8.125%, 3/15/11 ...................    1,083,850
                                                   ------------
                                                      6,082,832
                                                   ------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

High Yield Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2001 (Unaudited)

 PRINCIPAL
  AMOUNT 3  SECURITY                                     VALUE

            HOTELS & LODGING--0.42%
            Hilton Hotels Corp.,
$1,320,000    8.25%, 2/15/11 .................... $  1,314,209
                                                  ------------
            MEDIA--6.02%
            Antenna TV SA,
 7,365,000    9.00%, 8/1/07 .....................    6,996,750
            Emmis Escrow Corp., 144A, 2
 1,000,000    0.00%, 3/15/11 ....................      565,000
            Fox Family Worldwide Inc., 2
 8,665,000    0.00%, 11/1/07 ....................    7,451,900
            Nexstar Finance LLC, 144A,
 1,015,000    12.00%, 4/1/08 ....................      997,238
             RBS Participacoes SA,
 3,400,000    11.00%, 4/1/07 ....................    2,816,370
                                                  ------------
                                                    18,827,258
                                                  ------------
            METALS & MINING--2.81%
            AK Steel Corp.,
 2,005,000    7.875%, 2/15/09 ...................    1,909,762
            California Steel Industry,
 3,285,000    8.50%, 4/1/09 .....................    3,022,200
            Grupo Mexico SA,
 1,340,000    8.50%, 5/1/25 .....................      804,000
            Ispat Europe Group SA 144A,
e1,910,000    11.875%, 2/1/11 ...................    1,676,374
            Oregon Steel Mills,
 1,585,000    11.00%, 6/15/03 ...................    1,374,988
                                                  ------------
                                                     8,787,324
                                                  ------------
            MOBILE COMMUNICATIONS--20.20%
            Alamosa Delaware Inc., 144A,
 1,120,000    12.50%, 2/1/11 ....................    1,100,400
            Alamosa Holdings Inc., 2
   745,000    0.00%, 2/15/10 ....................      387,400
            American Cellular Corp., 144A,
 2,730,000    9.50%, 10/15/09 ...................    2,654,925
            Celcaribe SA, 2
 6,395,000    0.00%, 3/15/04 ....................    4,636,375
            Cellco Finance NV,
   860,000    12.75%, 8/1/05 ....................      619,200
            Comunicacion Cellular, 144A, 2
 7,285,000    14.125%, 3/1/05 ...................    5,900,850
            CTI Holdings SA, 2
 3,390,000    0.00%, 4/15/08 ....................    1,356,000
            Grupo Iusacell SA,
11,680,000    14.25%, 12/1/06 ...................   12,118,000
            Horizon PCS Inc., 144A, 2
 1,400,000    0.00%, 10/1/10 ....................      546,000
            IPCS Inc., 2
 1,430,000    0.00%, 7/15/10 ....................      586,300
            IWO Holdings Inc., 144A,
   740,000    14.00%, 1/15/11 ...................      680,800

 PRINCIPAL
  AMOUNT 3  SECURITY                                     VALUE

            Leap Wireless International Inc., 2
$  745,000    0.00%, 4/15/10 .................... $    186,250
            Nextel Communications, 144A,
 4,015,000    9.50%, 2/1/11 .....................    3,312,375
            Occidente Y Caribe Cellular,
 7,315,000    14.00%, 3/15/04 ...................    5,852,000
            Partner Communications,
   495,000    13.00%, 8/15/10 ...................      440,550
            PTC International Finance BV, 2
12,025,000    0.00%, 7/1/07 .....................    9,499,750
            Rogers Wireless Inc., 144A,
 1,025,000    9.625%, 5/1/11 ....................    1,033,969
            Slovak Wireless Finance Co.,
e1,030,000    11.25%, 3/30/07 ...................      944,191
            Tritel PCS Inc., 2
 3,295,000    0.00%, 5/15/09 ....................    2,108,800
            Tritel PCS Inc., 144A,
 1,025,000    10.375%, 1/15/11 ..................      953,250
            Triton PCS Inc., 2
 4,155,000    0.00%, 5/1/08 .....................    3,261,675
            Voicestream Wireless Co.,
 4,415,000    10.375%, 11/15/09 .................    5,033,100
                                                  ------------
                                                    63,212,160
                                                  ------------
            MOBILE COMMUNICATIONS (PAGERS & TOWERS)--2.73% Pinnacle Holdings Inc., 2
 1,730,000    0.00%, 3/15/08 ....................    1,046,650
            SBA Communications Corp., 2
 8,940,000    0.00%, 3/1/08 .....................    7,509,600
                                                  ------------
                                                     8,556,250
                                                  ------------
            PAPER & PACKAGING--1.27%
            Carustar Industries Inc.,
 1,655,000    7.375%, 6/1/09 ....................    1,473,071
            Sweetheart Cup Co. Inc.,
 2,048,000    10.50%, 9/1/03 ....................    1,894,400
            Tembec Industries Inc., 144A,
   600,000    8.50%, 2/1/11 .....................      616,500
                                                  ------------
                                                     3,983,971
                                                  ------------
            SERVICES--2.94%
            Allied Waste North America, Series B,
 4,315,000    7.625%, 1/1/06 ....................    4,250,275
            American Plumbing & Mechanical Inc.,
              Series B,
 2,650,000    11.625%, 10/15/08 .................    2,669,875
            National Equipment Services,
   690,000    10.00%, 11/30/04 ..................      558,900
              Stewart Enterprises,
   675,000    6.40%, 5/1/03 .....................      581,500

See Notes to Financial Statements.

--------------------------------------------------------------------------------

High Yield Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2001 (Unaudited)

 PRINCIPAL
  AMOUNT 3  SECURITY                                     VALUE

            United Rentals Inc.:
$  600,000    8.80%, 8/15/08 .................... $    508,500
   730,000    9.25%, 1/15/09 ....................      629,625
                                                  ------------
                                                     9,198,675
                                                  ------------
            SUPERMARKETS & DRUGS--0.99%
            Stater Brothers Holdings,
 1,405,000    10.75%, 8/15/06 ...................    1,285,575
            TravelCenters of America,
 1,805,000    12.75%, 5/1/09 ....................    1,807,256
                                                  ------------
                                                     3,092,831
                                                  ------------
            TECHNOLOGY--1.51%
            Fairchild Semiconductor, 144A,
 1,395,000    10.50%, 2/1/09 ....................    1,374,075
            Flextronics International Ltd.,
 1,010,000    9.875%, 7/1/10 ....................    1,004,950
            Seagate Technology International,
              144A,
 1,715,000    12.50%, 11/15/07 ..................    1,667,838
            Viasystems Inc.,
 1,140,000    9.75%, 6/1/07 .....................      695,400
                                                  ------------
                                                     4,742,263
                                                  ------------
            TRANSPORTATION--2.07%
            Air Canada, 144A,
 1,345,000    10.25%, 3/15/11 ...................    1,311,375
            Cenargo International PLC,
   770,000    9.75%, 6/15/08 ....................      585,200
            Eletson Holdings,
 2,025,000    9.25%, 11/15/03 ...................    2,035,125
             Kansas City Southern,
   975,000    9.50%, 10/1/08 ....................    1,023,750
            Stena AB,
 1,715,000    8.75%, 6/15/07 ....................    1,539,213
                                                  ------------
                                                     6,494,663
                                                  ------------
            UTILITIES--7.55%
            Aes Corp.,
 2,650,000    8.875%, 2/15/11 ...................    2,663,250
            Aes Drax Energy Ltd., 144A,
   800,000    11.50%, 8/30/10 ...................      876,000
            Aes Drax Holdings Ltd., 144A,
 1,000,000    10.41%, 12/31/20 ..................    1,090,530
            Avista Corp., 144A,
 3,670,000    9.75%, 6/1/08 .....................    3,779,458
            Calpine Canada Energy Finance,
 1,345,000    8.50%, 5/1/08 .....................    1,347,235
            Calpine Corp.:
   175,000    7.75%, 4/15/09 ....................      167,619
 2,685,000    8.50%, 2/15/11 ....................    2,673,138
            CMS Energy Corp.,
 3,985,000    7.50%, 1/15/09 ....................    3,705,488

   SHARES/
 PRINCIPAL
  AMOUNT 3  SECURITY                                     VALUE

            GH Water Supply Holdings Ltd., 144A,
$2,000,000    7.00%, 6/22/08 .................... $  1,540,000
            PG&E Corp.,
   380,000    7.05%, 3/1/24 .....................      304,950
            Southern California Edison,
e  385,000    7.125%, 7/15/25 ...................      315,700
              Southwest Gas Corp.,
 3,660,000    8.375%, 2/15/11 ...................    3,765,382
             Williams Group, 144A,
 1,425,000    8.25%, 3/15/04 ....................    1,416,885
                                                  ------------
                                                    23,645,635
                                                  ------------
TOTAL CORPORATE OBLIGATIONS
   (Cost $296,636,956) ..........................  288,151,310
                                                  ------------

            COMMON STOCK--0.08%
      2,500 Airgate PCS, Inc. 1 .................       99,000
     17,500 AT&T Latin America Corp. 1 ..........       47,250
      5,000 Jazztel PLC ADR 1 ...................       42,750
     11,600 Tele1 Europe Holding AB ADR 1 .......       42,920
                                                  ------------
TOTAL COMMON STOCK
   (Cost $161,157) ..............................      231,920
                                                  ------------

            PREFERRED STOCK--3.43%
            Crown Castle International Corp., PIK,
    47,000    12.75%, 1/1/01 ....................    4,542,536
            Global Crossing Holdings Ltd., PIK,
    32,000    10.50%, 12/1/08 ...................    2,795,625
            TNP Enterprises Inc., Series D, PIK,
    33,000    14.50%, 4/1/11 ....................    3,382,320
                                                  ------------
TOTAL PREFERRED STOCK
   (Cost $11,614,841) ...........................   10,720,481
                                                  ------------

            WARRANTS--0.12%
     1,230  Asia Pulp and Paper 1 ...............          123
 e   1,320  Atlantic Telecom 1 ..................        1,170
     1,850  Cable Satisfaction 1 ................           18
     2,140  Dayton Superior 1 ...................       43,067
 e     655  Enitel ASA 1 ........................          581
     2,600  GT Group Telecom Inc. 1 .............       70,200
        75  Leap Wireless International Inc. 1 ..        1,490
       720  Maxcom Telecom 1 ....................           86
     3,200  Ono Finance PLC, 144A 1 .............      128,000
     2,945  TNP Enterprises 1 ...................       88,350
     5,415  TravelCenters of America 1 ..........       53,473
                                                  ------------
TOTAL WARRANTS
   (Cost $427,964) ..............................      386,558
                                                  ------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

High Yield Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2001 (Unaudited)

 PRINCIPAL
    AMOUNT  SECURITY                                     VALUE

            US TREASURY OBLIGATIONS--0.75%
            US Treasury Note:
$  355,000    5.75%, 11/15/05 ................... $    367,259
   410,000    6.125%, 8/15/07 ...................      431,525
 1,600,000    5.00%, 2/15/11 ....................    1,559,501
                                                  ------------
US TREASURY OBLIGATIONS
   (Cost $2,382,532) ............................    2,358,285
                                                  ------------
TOTAL INVESTMENTS
   (Cost $311,223,450) ...........   96.45%       $301,848,554

OTHER ASSETS IN EXCESS
    OF LIABILITIES ...............    3.55          11,124,467
                                    ------        ------------
NET ASSETS .......................  100.00%       $312,973,021
                                    ======        ============

--------------------------------------------------------------------------------
1 Non-income producing security.
2 Step Up Bond--The rate reflected on the Schedule of Investments is the rate in effect on April 30, 2001. The initial coupon on a step up bond changes on a specific date, to a predetermined higher rate.
3 Principal amount is denominated in US Dollars unless otherwise indicated.
4 Defaulted security.

Abbreviations
ADR  -- American Depository Receipt
e    -- Security's principal amount is denominated in euros.
PIK  -- Payment-In-Kind Security
144A -- Security exempt from registration under 144A of the Security Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
        144A securities comprise 18.46% of the Fund's net assets.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)



                                                                                          SHORT-TERM
                                                                       MUNICIPAL           MUNICIPAL               FIXED
                                                                       BOND FUND           BOND FUND         INCOME FUND
                                                                    ------------        ------------        ------------
ASSETS
   Investments at value 1 ...................................       $525,588,373        $144,162,086        $834,710,383
   Cash .....................................................                 --                  --                  --
   Foreign currency .........................................                 --                  --                  --
   Receivable for securities sold ...........................                 --                  --                  --
   Receivable for capital shares sold .......................            250,620             703,917             783,461
   Dividend and interest receivable .........................          8,739,878           2,867,813          10,175,243
   Unrealized appreciation on forward currency contracts ....                 --                  --                  --
   Prepaid expenses and other assets ........................             12,543               7,527              42,258
                                                                    ------------        ------------        ------------
Total assets ................................................        534,591,414         147,741,343         845,711,345
                                                                    ------------        ------------        ------------
LIABILITIES
   Due to advisor ...........................................            354,667              94,906             575,083
   Due to administrator .....................................            107,342              34,417             172,498
   Payable for securities purchased .........................          3,462,893                  --           4,423,766
   Payable for capital shares redeemed ......................            850,796             202,179             925,167
   Dividends payable ........................................            286,630              66,256             898,365
   Unrealized depreciation on forward currency contracts ....                 --                  --                  --
   Accrued expenses and other ...............................            238,583              51,380             181,217
                                                                    ------------        ------------        ------------
Total liabilities ...........................................          5,300,911             449,138           7,176,096
                                                                    ------------        ------------        ------------
NET ASSETS ..................................................       $529,290,503        $147,292,205        $838,535,249
                                                                    ============        ============        ============
COMPOSITION OF NET ASSETS
   Paid-in capital ..........................................       $538,048,927        $146,946,070        $846,506,198
   Undistributed (overdistributed) net investment income ....            (35,993)             (3,256)           (138,229)
   Accumulated net realized gains (losses) on investments and
     foreign currency transactions ..........................        (12,322,289)         (1,479,978)        (17,288,475)
   Net unrealized appreciation/depreciation on investments
     and foreign currencies .................................          3,599,858           1,829,369           9,455,755
                                                                    ------------        ------------        ------------
NET ASSETS ..................................................       $529,290,503        $147,292,205        $838,535,249
                                                                    ============        ============        ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (net assets divided by shares outstanding)
   Institutional Class 2 ....................................       $      10.91        $      10.23        $      10.55
                                                                    ============        ============        ============
   Investment Class 3 .......................................       $      10.92        $      10.22        $      10.54
                                                                    ============        ============        ============
   Premier Class 4 ..........................................       $         --        $         --        $         --
                                                                    ============        ============        ============


                                                                                          APRIL 30, 2001
                                                                          SHORT-TERM          HIGH YIELD
                                                                   FIXED INCOME FUND           BOND FUND
                                                                   -----------------        ------------
ASSETS
   Investments at value 1 ...................................            $32,842,958        $301,848,554
   Cash .....................................................                     --           7,719,411
   Foreign currency .........................................                     --              92,957
   Receivable for securities sold ...........................                     --           4,867,578
   Receivable for capital shares sold .......................                    200               3,452
   Dividend and interest receivable .........................                395,268           7,038,385
   Unrealized appreciation on forward currency contracts ....                     --             134,153
   Prepaid expenses and other assets ........................                636,036              22,594
                                                                         -----------        ------------
Total assets ................................................             33,874,462         321,727,084
                                                                         -----------        ------------
LIABILITIES
   Due to advisor ...........................................                  4,624             156,770
   Due to administrator .....................................                  6,629              62,752
   Payable for securities purchased .........................                     --           8,298,185
   Payable for capital shares redeemed ......................                  3,224              16,226
   Dividends payable ........................................                127,420              23,727
   Unrealized depreciation on forward currency contracts ....                     --              55,648
   Accrued expenses and other ...............................                 22,842             140,755
                                                                         -----------        ------------
Total liabilities ...........................................                164,739           8,754,063
                                                                         -----------        ------------
NET ASSETS ..................................................            $33,709,723        $312,973,021
                                                                         ===========        ============
COMPOSITION OF NET ASSETS
   Paid-in capital ..........................................            $33,408,930        $377,113,004
   Undistributed (overdistributed) net investment income ....                 (2,895)          1,508,241
   Accumulated net realized gains (losses) on investments and
     foreign currency transactions ..........................                 43,776         (56,433,175)
   Net unrealized appreciation/depreciation on investments
     and foreign currencies .................................                259,912          (9,215,049)
                                                                         -----------        ------------
NET ASSETS ..................................................            $33,709,723        $312,973,021
                                                                         ===========        ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (net assets divided by shares outstanding)
   Institutional Class 2 ....................................            $     10.10        $       7.94
                                                                         ===========        ============
   Investment Class 3 .......................................            $        --        $       7.93
                                                                         ===========        ============
   Premier Class 4 ..........................................            $        --        $       7.94
                                                                         ===========        ============

--------------------------------------------------------------------------------

1 Cost of Investments: Municipal Bond Fund $521,988,515, Short-Term Municipal
  Bond Fund, $142,332,718, Fixed Income Fund, $825,254,628, Short-Term Fixed Income Fund, $32,583,046, High Yield Bond Fund $311,223,450.
2 Net asset value, offering and redemption price per share (based on net assets of $517,510,566, $145,328,666, $816,639,118, $33,709,723, $23,821,992 and
  47,418,616, 14,205,029, 77,425,441, 3,338,524, 3,000,428 shares outstanding;
  $.001 par value, unlimited number of shares authorized for Municipal Bond Fund, Short-Term Municipal Bond Fund, Fixed Income Fund, Short-Term Fixed Income Fund and High Yield Bond Fund, respectively).
3 Net asset value, offering and redemption price per share (based on net assets of $11,779,937, $1,963,539, $21,896,131, $4,112,216 and 1,079,152, 192,104,
  2,076,806, 518,415 shares outstanding; $.001 par value, unlimited number of shares authorized for Municipal Bond Fund, Short-Term Municipal Bond Fund, Fixed Income Fund and High Yield Bond Fund, respectively).
4 Net asset value, offering and redemption price per share (based on net assets of $285,038,813 and 35,911,680 shares outstanding; $.001 par value, unlimited number of shares authorized for High Yield Bond Fund).

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                    74 and 75

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (Unaudited)

                                                                                                         FOR THE SIX MONTHS ENDED
                                                                                                                   APRIL 30, 2001
                                                                            SHORT-TERM                 SHORT-TERM
                                                              MUNICIPAL      MUNICIPAL         FIXED        FIXED      HIGH YIELD
                                                              BOND FUND      BOND FUND   INCOME FUND  INCOME FUND       BOND FUND
                                                            -----------    -----------   -----------  -----------    ------------
INVESTMENT INCOME
   Interest .........................................       $14,348,845    $ 4,940,561   $29,132,539   $1,127,084    $ 17,683,284
   Dividends ........................................                --             --            --           --       1,121,090
                                                            -----------    -----------   -----------   ----------    ------------
Total investment income .............................        14,348,845      4,940,561    29,132,539    1,127,084      18,804,374
                                                            -----------    -----------   -----------   ----------    ------------
EXPENSES
   Investment advisory fees .........................         1,041,333        357,724     1,673,030       64,816         692,931
   Administration fees ..............................           312,400        107,317       501,909       19,445         166,303
   Professional fees ................................            93,220         23,296        68,739       14,686          59,523
   Custody fees .....................................            86,692         43,340        89,664       15,644         105,122
   Printing & shareholder reports ...................            18,991         11,406        11,552        7,857          13,030
   Servicing plan fees ..............................            15,512            940        22,590           --           4,843
   Registration fees ................................            11,033          1,367        13,836          434           8,544
   Trustees fees ....................................             2,059          1,954         2,515        1,758           2,549
   Interest expense .................................               143          1,697            --           --              --
   Miscellaneous ....................................            12,223          3,058         6,081        2,316           3,676
                                                            -----------    -----------   -----------   ----------    ------------
Total expenses ......................................         1,593,606        552,099     2,389,916      126,956       1,056,521
Less: fee waivers and/or expense reimbursements .....          (138,030)       (54,335)      (54,120)     (36,063)       (319,671)
   waivers by custodian 1 ...........................            (8,560)        (4,990)      (12,790)      (1,771)        (18,557)
                                                            -----------    -----------   -----------   ----------    ------------
Net expenses ........................................         1,447,016        492,774     2,323,006       89,122         718,293
                                                            -----------    -----------   -----------   ----------    ------------
NET INVESTMENT INCOME ...............................        12,901,829      4,447,787    26,809,533    1,037,962      18,086,081
                                                            -----------    -----------   -----------   ----------    ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
   AND FOREIGN CURRENCY TRANSACTIONS
     Net realized gain (loss) from:
     Investment transactions ........................          (366,352)       213,018    11,177,890      104,540     (37,705,103) 2
     Foreign currency transactions ..................                --             --            --           --        (851,873)
     Forward foreign currency transactions ..........                --             --            --           --         (10,124)
   Net change in unrealized appreciation/depreciation
     on investments and foreign currencies ..........         8,192,526      2,048,382    13,509,588      312,153      22,113,764
                                                            -----------    -----------   -----------   ----------    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCIES ............         7,826,174      2,261,400    24,687,478      416,693     (16,453,336)
                                                            -----------    -----------   -----------   ----------    ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS ..........       $20,728,003    $ 6,709,187   $51,497,011   $1,454,655    $  1,632,745
                                                            ===========    ===========   ===========   ==========    ============

--------------------------------------------------------------------------------

1 One-time waiver by custodian.
2 Net realized loss from investment transactions includes a loss of $11,130,611 from the redemption in-kind which took place on December 8, 2000.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                    76 and 77

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS


                                                            FOR THE SIX           FOR THE       FOR THE SIX           FOR THE
                                                           MONTHS ENDED        YEAR ENDED      MONTHS ENDED        YEAR ENDED
                                                       APRIL 30, 2001 1  OCTOBER 31, 2000  APRIL 30, 2001 1  OCTOBER 31, 2000

                                                                                MUNICIPAL                          SHORT-TERM
                                                                                BOND FUND                 MUNICIPAL BOND FUND
                                                                                ---------                 -------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment income .............................    $  12,901,829     $  27,622,495     $   4,447,787     $   6,849,504
   Net realized gain (loss) on investment and foreign
     currency transactions ...........................         (366,352)      (11,762,662)          213,018        (1,542,763)
   Net change in unrealized appreciation/depreciation
     on investments and foreign currencies ...........        8,192,526        15,718,846         2,048,382         1,469,081
                                                          -------------     -------------     -------------     -------------
Net increase in net assets from operations ...........       20,728,003        31,578,679         6,709,187         6,775,822
                                                          -------------     -------------     -------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
     Institutional Class .............................      (12,609,324)      (27,000,743)       (4,430,725)       (6,836,251)
     Investment Class ................................         (292,505)         (621,752)          (17,009)          (13,145)
     Premier Class ...................................               --                --                --                --
   Net realized gain from investment transactions
     Institutional Class .............................               --                --                --                --
     Investment Class ................................               --                --                --                --
     Premier Class ...................................               --                --                --                --
                                                          -------------     -------------     -------------     -------------
Total distributions ..................................      (12,901,829)      (27,622,495)       (4,447,734)       (6,849,396)
                                                          -------------     -------------     -------------     -------------
CAPITAL SHARE TRANSACTIONS
   Institutional Class:
     Proceeds from sales of shares ...................       84,066,675       307,700,344        66,795,314       205,663,032
     Dividend reinvestments ..........................       10,722,271        23,054,790         4,024,296         5,233,132
     Cost of shares redeemed .........................      (99,684,911)     (442,751,352)     (120,114,771)     (125,891,365)
                                                          -------------     -------------     -------------     -------------
Increase (decrease) in net assets from Institutional
   Class transactions ................................       (4,895,965)     (111,996,218)      (49,295,161)       85,004,799
                                                          -------------     -------------     -------------     -------------
   Investment Class:
     Proceeds from sales of shares ...................        2,038,102        15,767,665         4,477,784           223,437
     Dividend reinvestments ..........................          282,955           601,043             5,037            12,034
     Cost of shares redeemed .........................       (3,213,034)      (11,145,258)       (2,705,919)         (312,579)
                                                          -------------     -------------     -------------     -------------
Increase (decrease) in net assets from Investment
   Class transactions ................................         (891,977)        5,223,450         1,776,902           (77,108)
                                                          -------------     -------------     -------------     -------------
   Premier Class:2
     Proceeds from sales of shares ...................               --                --                --                --
     Dividend reinvestments ..........................               --                --                --                --
     Redemption in kind ..............................               --                --                --                --
     Cost of shares redeemed .........................               --                --                --                --
                                                          -------------     -------------     -------------     -------------
Increase in net assets from Premier Class transactions               --                --                --                --

                                                          -------------     -------------     -------------     -------------
Net increase (decrease) in net assets from
   capital share transactions ........................       (5,787,942)     (106,772,768)      (47,518,259)       84,927,691
                                                          -------------     -------------     -------------     -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ..............        2,038,232      (102,816,584)      (45,256,806)       84,854,117
                                                          -------------     -------------     -------------     -------------
NET ASSETS
   Beginning of period ...............................      527,252,271       630,068,855       192,549,011       107,694,894
                                                          -------------     -------------     -------------     -------------
   End of period .....................................    $ 529,290,503     $ 527,252,271     $ 147,292,205     $ 192,549,011
                                                          =============     =============     =============     =============



                                                           FOR THE SIX              FOR THE      FOR THE SIX          FOR THE
                                                           MONTHS ENDED          YEAR ENDED     MONTHS ENDED       YEAR ENDED
                                                       APRIL 30, 2001 1    OCTOBER 31, 2000 APRIL 30, 2001 1 OCTOBER 31, 2000

                                                                                      FIXED                        SHORT-TERM
                                                                                INCOME FUND                 FIXED INCOME FUND
                                                                                -----------                 -----------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment income .............................    $  26,809,533     $    73,057,697     $  1,037,962     $  2,025,420
   Net realized gain (loss) on investment and foreign
     currency transactions ...........................       11,177,890         (15,137,821)         104,540          (45,515)
   Net change in unrealized appreciation/depreciation
     on investments and foreign currencies ...........       13,509,588          18,198,929          312,153          136,254
                                                          -------------      --------------     ------------     ------------
Net increase in net assets from operations ...........       51,497,011          76,118,805        1,454,655        2,116,159
                                                          -------------      --------------     ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
     Institutional Class .............................      (26,252,781)        (72,394,274)      (1,037,962)      (2,025,420)
     Investment Class ................................         (554,899)           (663,423)              --               --
     Premier Class ...................................               --                  --               --               --
   Net realized gain from investment transactions
     Institutional Class .............................               --                  --               --               --
     Investment Class ................................               --                  --               --          (23,951)
     Premier Class ...................................               --                  --               --               --
                                                          -------------      --------------     ------------     ------------
Total distributions ..................................      (26,807,680)        (73,057,697)      (1,037,962)      (2,025,420)
                                                          -------------      --------------     ------------     ------------
CAPITAL SHARE TRANSACTIONS
   Institutional Class:
     Proceeds from sales of shares ...................      112,990,820         180,896,990       21,750,065       68,270,962
     Dividend reinvestments ..........................       23,518,143          52,858,974          220,040          395,880
     Cost of shares redeemed .........................     (148,208,485)       (691,441,964)     (23,153,038)     (61,034,540)
                                                          -------------      --------------     ------------     ------------
Increase (decrease) in net assets from Institutional
   Class transactions ................................      (11,699,522)       (457,686,000)      (1,182,933)       7,632,302
                                                          -------------      --------------     ------------     ------------
   Investment Class:
     Proceeds from sales of shares ...................       12,793,097          12,376,239               --               --
     Dividend reinvestments ..........................          625,033             591,381               --               --
     Cost of shares redeemed .........................       (5,430,674)         (7,042,548)              --               --
                                                          -------------      --------------     ------------     ------------
Increase (decrease) in net assets from Investment
   Class transactions ................................        7,987,456           5,925,072               --               --
                                                          -------------      --------------     ------------     ------------
   Premier Class:2
     Proceeds from sales of shares ...................               --                  --               --               --
     Dividend reinvestments ..........................               --                  --               --               --
     Redemption in kind ..............................               --                  --               --               --
     Cost of shares redeemed .........................               --                  --               --               --
                                                          -------------      --------------     ------------     ------------
Increase in net assets from Premier Class transactions               --                  --               --               --

                                                          -------------      --------------     ------------     ------------
Net increase (decrease) in net assets from
   capital share transactions ........................       (3,712,066)       (451,760,928)      (1,182,933)       7,632,302
                                                          -------------      --------------     ------------     ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ..............       20,977,265        (448,699,820)        (766,240)       7,723,041
                                                          -------------      --------------     ------------     ------------
NET ASSETS
   Beginning of period ...............................      817,557,984       1,266,257,804       34,475,963       26,752,922
                                                          -------------      --------------     ------------     ------------
   End of period .....................................    $ 838,535,249      $  817,557,984     $ 33,709,723     $ 34,475,963
                                                          =============      ==============     ============     ============



                                                           FOR THE SIX           FOR THE
                                                          MONTHS ENDED        YEAR ENDED
                                                      APRIL 30, 2001 1  OCTOBER 31, 2000

                                                                              HIGH YIELD
                                                                               BOND FUND
                                                                              ----------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment income .............................   $  18,086,081     $  42,159,528
   Net realized gain (loss) on investment and foreign
     currency transactions ...........................     (38,567,100)       (9,811,851)
   Net change in unrealized appreciation/depreciation
     on investments and foreign currencies ...........      22,113,764       (20,633,760)
                                                         -------------     -------------
Net increase in net assets from operations ...........       1,632,745        11,713,917
                                                         -------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
     Institutional Class .............................      (1,499,087)      (41,654,085)
     Investment Class ................................        (245,082)         (529,789)
     Premier Class ...................................     (16,317,083)               --
   Net realized gain from investment transactions
     Institutional Class .............................        (109,036)               --
     Investment Class ................................         (23,951)               --
     Premier Class ...................................      (1,336,026)               --
                                                         -------------     -------------
Total distributions ..................................     (19,530,265)      (42,183,874)
                                                         -------------     -------------
CAPITAL SHARE TRANSACTIONS
   Institutional Class:
     Proceeds from sales of shares ...................      23,854,094        97,331,373
     Dividend reinvestments ..........................       1,577,631        37,846,981
     Cost of shares redeemed .........................     (29,776,397)     (393,600,057)
                                                         -------------     -------------
Increase (decrease) in net assets from Institutional
   Class transactions ................................      (4,344,672)     (258,421,703)
                                                         -------------     -------------
   Investment Class:
     Proceeds from sales of shares ...................       5,110,905        10,304,730
     Dividend reinvestments ..........................         289,058           493,135
     Cost of shares redeemed .........................      (4,301,385)      (10,250,705)
                                                         -------------     -------------
Increase (decrease) in net assets from Investment
   Class transactions ................................       1,098,578           547,160
                                                         -------------     -------------
   Premier Class:2
     Proceeds from sales of shares ...................     135,875,190       272,456,160
     Dividend reinvestments ..........................      17,299,193                --
     Redemption in kind ..............................    (100,853,841)               --
     Cost of shares redeemed .........................     (23,438,273)               --
                                                         -------------     -------------
Increase in net assets from Premier Class transactions      28,882,269       272,456,160
                                                         -------------     -------------
Net increase (decrease) in net assets from
   capital share transactions ........................      25,636,175        14,581,617
                                                         -------------     -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ..............       7,738,655       (15,888,340)
                                                         -------------     -------------
NET ASSETS
   Beginning of period ...............................     305,234,366       321,122,706
                                                         -------------     -------------
   End of period .....................................   $ 312,973,021     $ 305,234,366
                                                         =============     =============

--------------------------------------------------------------------------------

1 Unaudited.
2 The High Yield Bond Fund--Premier Class began operations on October 31, 2000.

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                    78 and 79

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


 MUNICIPAL BOND FUND--                       FOR THE SIX
 INSTITUTIONAL CLASS                        MONTHS ENDED
                                               APRIL 30,                                  FOR THE YEARS ENDED OCTOBER 31,
                                                  2001 1           2000          1999          1998         1997       1996
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE,
   BEGINNING OF PERIOD ...................        $10.77         $10.66        $11.30        $11.12       $10.99     $10.86
                                                  ------         ------        ------        ------       ------     ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income .................          0.27           0.56          0.51          0.53         0.57       0.60
   Net realized and unrealized gain (loss)
     on investment transactions ..........          0.14           0.11         (0.59)         0.18         0.22       0.13
                                                  ------         ------        ------        ------       ------     ------
Total from investment operations .........          0.41           0.67         (0.08)         0.71         0.79       0.73
                                                  ------         ------        ------        ------       ------     ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .................         (0.27)         (0.56)        (0.51)        (0.53)       (0.57)     (0.60)
   Net realized gain from investment
     transactions ........................            --             --         (0.05)           --        (0.09)        --
                                                  ------         ------        ------        ------       ------     ------
Total distributions ......................         (0.27)         (0.56)        (0.56)        (0.53)       (0.66)     (0.60)
                                                  ------         ------        ------        ------       ------     ------
NET ASSET VALUE, END OF PERIOD ...........        $10.91         $10.77        $10.66        $11.30       $11.12     $10.99
                                                  ======         ======        ======        ======       ======     ======
TOTAL INVESTMENT RETURN ..................          3.82%          6.45%        (0.78)%        6.58%        7.49%      6.90%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) ......................      $517,511       $514,784      $622,896      $570,743     $361,461   $252,152
   Ratios to average net assets:
     Net investment income ...............          4.94% 2,3      5.25%         4.62%         4.71%        5.19%      5.50%
     Expenses after waivers and/or
        reimbursements (includes interest
        expense paid by the Fund) ........          0.55% 2,3      0.55%           --%           --%          --%        --%
     Expenses after waivers and/or
        reimbursements (excludes interest
        expense paid by the Fund) ........          0.55% 2,3      0.55%         0.55%         0.54%        0.54%      0.55%
     Expenses before waivers and/or
        reimbursements (includes interest
        expense paid by the Fund) ........          0.60% 2,3      0.59%         0.58%         0.58%        0.61%      0.61%
   Portfolio turnover rate ...............            16%            29%           27%           42%          67%        66%

--------------------------------------------------------------------------------

1 Unaudited.
2 Annualized.
3 This ratio excludes a one-time waiver by the custodian.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


 MUNICIPAL BOND FUND--                          FOR THE SIX                                                   FOR THE PERIOD
 INVESTMENT CLASS                              MONTHS ENDED                           FOR THE YEARS ENDED    JULY 30, 1997 2
                                                  APRIL 30,                                   OCTOBER 31,            THROUGH
                                                     2001 1            2000           1999           1998   OCTOBER 31, 1997
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE,
   BEGINNING OF PERIOD ...................           $10.77          $10.66         $11.30         $11.11             $11.11
                                                     ------          ------         ------         ------             ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income .................             0.26            0.53           0.49           0.50               0.14
   Net realized and unrealized gain (loss)
     on investment transactions ..........             0.15            0.11          (0.59)          0.19                 -- 3
                                                     ------          ------         ------         ------             ------
Total from investment operations .........             0.41            0.64          (0.10)          0.69               0.14
                                                     ------          ------         ------         ------             ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .................            (0.26)          (0.53)         (0.49)         (0.50)             (0.14)
   Net realized gain from investment
     transactions ........................               --              --          (0.05)            --                 --
                                                     ------          ------         ------         ------             ------
Total distributions ......................            (0.26)          (0.53)         (0.54)         (0.50)             (0.14)
                                                     ------          ------         ------         ------             ------
NET ASSET VALUE, END OF PERIOD ...........           $10.92          $10.77         $10.66         $11.30             $11.11
                                                     ======          ======         ======         ======             ======
TOTAL INVESTMENT RETURN ..................             3.79%           6.21%         (1.01)%         6.42%              1.22%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) ......................          $11,780         $12,468         $7,172         $5,126               $192
   Ratios to average net assets:
     Net investment income ...............             4.69% 4,5       5.01%          4.33%          4.41%              4.95% 4
     Expenses after waivers and/or
        reimbursements (includes interest
        expense paid by the Fund) ........             0.80% 4,5       0.80%            --%            --%                --%
     Expenses after waivers and/or
        reimbursements (excludes interest
        expense paid by the Fund) ........             0.80% 4,5       0.80%          0.80%          0.79%              0.79% 4
     Expenses before waivers and/or
        reimbursements (includes interest
        expense paid by the Fund) ........             0.85% 4,5       0.83%          0.82%          0.85%              0.85% 4
   Portfolio turnover rate ...............               16%             29%            27%            42%                67%

--------------------------------------------------------------------------------

1 Unaudited.
2 Commencement of operations.
3 Less than $0.01.
4 Annualized.
5 This ratio excludes a one-time waiver by the custodian.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


 SHORT-TERM MUNICIPAL                        FOR THE SIX
 BOND FUND--                                MONTHS ENDED
 INSTITUTIONAL CLASS                           APRIL 30,                                            FOR THE YEARS ENDED OCTOBER 31,
                                                  2001 1            2000            1999         1998           1997          1996
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE,
   BEGINNING OF PERIOD ...................        $10.16          $10.11          $10.37       $10.28         $10.13        $10.13
                                                  ------          ------          ------       ------         ------        ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income .................          0.25            0.50            0.40         0.46           0.52          0.54
   Net realized and unrealized gain (loss)
     on investment transactions ..........          0.07            0.05           (0.26)        0.09           0.16          0.04
                                                  ------          ------          ------       ------         ------        ------
Total from investment operations .........          0.32            0.55            0.14         0.55           0.68          0.58
                                                  ------          ------          ------       ------         ------        ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .................         (0.25)          (0.50)          (0.40)       (0.46)         (0.52)        (0.54)
   Net realized gain from investment
     transactions ........................            --              --              --           --          (0.01)        (0.04)
                                                  ------          ------          ------       ------         ------        ------
Total distributions ......................         (0.25)          (0.50)          (0.40)       (0.46)         (0.53)        (0.58)
                                                  ------          ------          ------       ------         ------        ------
NET ASSET VALUE, END OF PERIOD ...........        $10.23          $10.16          $10.11       $10.37         $10.28        $10.13
                                                  ======          ======          ======       ======         ======        ======
TOTAL INVESTMENT RETURN ..................          3.19%           5.52%           1.33%        5.51%          6.93%         5.90%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) ......................      $145,329        $192,357        $107,427      $54,369        $19,950        $9,132
   Ratios to average net assets:
     Net investment income ...............          4.98% 2,3       5.26%           3.92%        4.46%          5.14%         5.34%
     Expenses after waivers and/or
        reimbursements (includes interest
        expense paid by the Fund) ........          0.55% 2,3       0.55%             --%          --%            --%           --%
     Expenses after waivers and/or
        reimbursements (excludes interest
        expense paid by the Fund) ........          0.55% 2,3       0.55%           0.55%        0.55%          0.53%         0.53%
     Expenses before waivers and/or
        reimbursements (includes interest
        expense paid by the Fund) ........          0.61% 2,3       0.71%           0.80%        0.82%          1.02%         1.58%
   Portfolio turnover rate ...............            34%             52%             64%          28%            95%          129%

--------------------------------------------------------------------------------

1 Unaudited.
2 Annualized.
3 This ratio excludes a one-time waiver by the custodian.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


 SHORT-TERM                                   FOR THE SIX                              FOR THE PERIOD
 MUNICIPAL BOND FUND--                       MONTHS ENDED     FOR THE YEARS ENDED  DECEMBER 3, 1997 2
 INVESTMENT CLASS                               APRIL 30,             OCTOBER 31,             THROUGH
                                                   2001 1        2000        1999    OCTOBER 31, 1998
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE,
   BEGINNING OF PERIOD ...................         $10.16      $10.11      $10.37              $10.28
                                                   ------      ------      ------              ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income .................           0.24        0.47        0.37                0.39
   Net realized and unrealized gain (loss)
     on investment transactions ..........           0.06        0.05       (0.26)               0.09
                                                   ------      ------      ------              ------
Total from investment operations .........           0.30        0.52        0.11                0.48
                                                   ------      ------      ------              ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .................          (0.24)      (0.47)      (0.37)              (0.39)
   Net realized gain from investment
     transactions ........................             --          --          --                  --
                                                   ------      ------      ------              ------
Total distributions ......................          (0.24)      (0.47)      (0.37)              (0.39)
                                                   ------      ------      ------              ------
NET ASSET VALUE, END OF PERIOD ...........         $10.22      $10.16      $10.11              $10.37
                                                   ======      ======      ======              ======
TOTAL INVESTMENT RETURN ..................           2.96%       5.24%       1.08%               4.81%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) ......................         $1,964        $192        $268                $436
   Ratios to average net assets:
     Net investment income ...............          4.73% 3,4    4.78%       3.91%               4.20% 3
     Expenses after waivers and/or
        reimbursements (includes interest
        expense paid by the Fund) ........          0.80% 3,4    0.80%         --%                 --%
     Expenses after waivers and/or
        reimbursements (excludes interest
        expense paid by the Fund) ........           0.80% 3,4   0.80%       0.80%               0.80% 3
     Expenses before waivers and/or
        reimbursements (includes interest
        expense paid by the Fund) ........           0.86% 3,4   0.96%       1.00%               1.02% 3
   Portfolio turnover rate ...............             34%         52%         64%                 26%

--------------------------------------------------------------------------------

1 Unaudited.
2 Commencement of operations.
3 Annualized.
4 This ratio excludes a one-time waiver by the custodian.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


 FIXED INCOME FUND--                  FOR THE SIX
 INSTITUTIONAL CLASS                 MONTHS ENDED
                                        APRIL 30,                                                FOR THE YEARS ENDED OCTOBER 31,
                                           2001 1            2000              1999            1998           1997          1996
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE,
   BEGINNING OF PERIOD ............        $10.24          $10.17            $10.88          $10.76         $10.51        $10.62
                                           ------          ------            ------          ------         ------        ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income ..........          0.34            0.67              0.64            0.65           0.68          0.68
   Net realized and unrealized gain
     (loss) on investment
     transactions .................          0.31            0.07             (0.54)           0.20           0.25         (0.04)
                                           ------          ------            ------          ------         ------        ------
Total from investment operations ..          0.65            0.74              0.10            0.85           0.93          0.64
                                           ------          ------            ------          ------         ------        ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ..........         (0.34)          (0.67)            (0.64)          (0.65)         (0.68)        (0.68)
   Net realized gain from
     investment transactions ......            --              --             (0.17)          (0.08)            --         (0.07)
                                           ------          ------            ------          ------         ------        ------
Total distributions ...............         (0.34)          (0.67)            (0.81)          (0.73)         (0.68)        (0.75)
                                           ------          ------            ------          ------         ------        ------
NET ASSET VALUE, END OF PERIOD ....        $10.55          $10.24            $10.17          $10.88         $10.76        $10.51
                                           ======          ======            ======          ======         ======        ======
Total investment return ...........          6.34%           7.55%             0.86%           8.25%          9.22%         6.27%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) ...............      $816,639        $804,089        $1,258,869      $1,263,215     $1,103,121      $758,003
   Ratios to average net assets:
     Net investment income ........          6.41% 2,3       6.60%             6.08%           6.01%          6.50%         6.52%
     Expenses after waivers and/or
        reimbursements (includes
        interest expense paid by
        the Fund) .................          0.55% 2,3       0.54%               --%             --%            --%           --%
     Expenses after waivers and/or
        reimbursements (excludes
        interest expense paid by
        the Fund) .................          0.55% 2,3       0.54%             0.55%           0.55%          0.55%         0.55%
     Expenses before waivers and/or
        reimbursements (includes
        interest expense paid by
        the Fund) .................          0.56% 2,3       0.54%             0.55%           0.56%          0.60%         0.61%
   Portfolio turnover rate ........            83%            116%              157%            122%           178%          176%

--------------------------------------------------------------------------------

1 Unaudited.
2 Annualized.
3 This ratio excludes a one-time waiver by the custodian.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


 FIXED INCOME FUND--                                FOR THE SIX                                                  FOR THE PERIOD
 INVESTMENT CLASS                                  MONTHS ENDED                    FOR THE YEARS ENDED      FEBRUARY 11, 1998 2
                                                      APRIL 30,                            OCTOBER 31,                  THROUGH
                                                         2001 1                2000               1999         OCTOBER 31, 1998
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD .....               $10.24              $10.17             $10.88                   $10.75
                                                         ------              ------             ------                   ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income .................                 0.32                0.59               0.61                     0.45
   Net realized and unrealized gain (loss)
     on investment transactions ..........                 0.30                0.07              (0.54)                    0.13
                                                         ------              ------             ------                   ------
Total from investment operations .........                 0.62                0.66               0.07                     0.58
                                                         ------              ------             ------                   ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .................                (0.32)              (0.59)             (0.61)                   (0.45)
   Net realized gain from investment
     transactions ........................                   --                  --              (0.17)                      --
                                                         ------              ------             ------                   ------
Total distributions ......................                (0.32)              (0.59)             (0.78)                   (0.45)
                                                         ------              ------             ------                   ------
NET ASSET VALUE, END OF PERIOD ...........               $10.54              $10.24             $10.17                   $10.88
                                                         ======              ======             ======                   ======
TOTAL INVESTMENT RETURN ..................                 6.21%               7.19%              0.65%                    5.28%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) ......................              $21,896             $13,469             $7,389                   $1,533
   Ratios to average net assets:
     Net investment income ...............                 6.16% 3,4           6.40%              5.86%                    5.77% 3
     Expenses after waivers and/or
        reimbursements (includes interest
        expense paid by the Fund) ........                 0.80% 3,4           0.79%                --%                      --%
     Expenses after waivers and/or
        reimbursements (excludes interest
        expense paid by the Fund) ........                 0.80% 3,4           0.79%              0.80%                    0.80% 3
     Expenses before waivers and/or
        reimbursements (includes interest
        expense paid by the Fund) ........                 0.81% 3,4           0.79%              0.80%                    0.87% 3
   Portfolio turnover rate ...............                   83%                116%               157%                     122%

--------------------------------------------------------------------------------

1 Unaudited.
2 Commencement of operations.
3 Annualized.
4 This ratio excludes a one-time waiver by the custodian.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


 SHORT-TERM                              FOR THE SIX
 FIXED INCOME FUND--                    MONTHS ENDED
 INSTITUTIONAL CLASS                       APRIL 30,                                           FOR THE YEARS ENDED OCTOBER 31,
                                              2001 1           2000            1999          1998           1997          1996
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE,
   BEGINNING OF PERIOD .............          $ 9.97         $ 9.96         $10.13         $10.06         $10.00        $10.01
                                              ------         ------         ------         ------         ------        ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income ...........            0.32           0.63           0.59           0.60           0.58          0.60
   Net realized and unrealized gain
     (loss) on investment
     transactions ..................            0.13           0.01          (0.14)          0.07           0.06         (0.01)
                                              ------         ------         ------         ------         ------        ------
Total from investment operations ...            0.45           0.64           0.45           0.67           0.64          0.59
                                              ------         ------         ------         ------         ------        ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ...........           (0.32)         (0.63)         (0.60)         (0.60)         (0.58)        (0.60)
   Net realized gain from investment
     transactions ..................              --             --          (0.02)            --             --            --
                                              ------         ------         ------         ------         ------        ------
Total distributions ................           (0.32)         (0.63)         (0.62)         (0.60)         (0.58)        (0.60)
                                              ------         ------         ------         ------         ------        ------
NET ASSET VALUE, END OF YEAR .......          $10.10         $ 9.97         $ 9.96         $10.13         $10.06        $10.00
                                              ======         ======         ======         ======         ======        ======
TOTAL INVESTMENT RETURN ............            4.56%          6.63%          4.49%          6.85%          6.61%         6.09%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) ................         $33,710        $34,476        $26,753        $20,201        $17,083        $6,751
   Ratios to average net assets:
     Net investment income .........            6.38% 2,3      6.35%          6.03%          5.92%          5.77%         6.00%
     Expenses after waivers and/or
        reimbursements (includes
        interest expense paid by
        the Fund) ..................            0.55% 2,3      0.55%            --%            --%            --%           --%
     Expenses after waivers and/or
        reimbursements (excludes
        interest expense paid by
        the Fund) ..................            0.55% 2,3      0.55%          0.55%          0.55%          0.53%         0.53%
     Expenses before waivers and/or
        reimbursements (includes
        interest expense paid by
        the Fund) ..................            0.77% 2,3      0.87%          1.29%          0.93%          1.09%         1.29%
   Portfolio turnover rate .........              95%            89%           142%            98%           186%          124%

--------------------------------------------------------------------------------

1 Unaudited.
2 Annualized.
3 This ratio excludes a one-time waiver by the custodian.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


 HIGH YIELD BOND FUND--                           FOR THE SIX                                         FOR THE PERIOD
 INSTITUTIONAL CLASS                             MONTHS ENDED                  FOR THE YEARS ENDED  MARCH 16, 1998 2
                                                    APRIL 30,                          OCTOBER 31,           THROUGH
                                                       2001 1              2000               1999  OCTOBER 31, 1998
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD .....             $ 8.23            $ 9.08             $ 8.71            $10.00
                                                       ------            ------             ------            ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income .................               0.48              1.12               1.03              0.54
   Net realized and unrealized gain (loss)
     on investments and foreign
     currencies ..........................              (0.19)            (0.85)              0.37             (1.29)
                                                       ------            ------             ------            ------
Total from investment operations .........               0.29              0.27               1.40             (0.75)
                                                       ------            ------             ------            ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .................              (0.48)            (1.12)             (1.03)            (0.54)
   Net realized gain from investment
     transactions ........................              (0.10)            --                 --                --
                                                       ------            ------             ------            ------
Total distributions ......................              (0.58)            (1.12)             (1.03)            (0.54)
                                                       ------            ------             ------            ------
NET ASSET VALUE, END OF PERIOD ...........             $ 7.94            $ 8.23             $ 9.08            $ 8.71
                                                       ======            ======             ======            ======
Total investment return ..................               3.97%             2.45%             16.54%            (7.84)%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) ......................            $23,822           $29,580           $318,247           $92,668
   Ratios to average net assets:
     Net investment income ...............              12.86% 3,4        12.29%             11.37%             9.34% 3
     Expenses after waivers and/or
        reimbursements (includes interest
        expense paid by the Fund) ........               0.65% 3,4         0.68%                --%               --%
     Expenses after waivers and/or
        reimbursements (excludes interest
        expense paid by the Fund) ........               0.65% 3,4         0.65%              0.65%             0.65% 3
     Expenses before waivers and/or
        reimbursements (includes interest
        expense paid by the Fund) ........               0.88% 3,4         0.72%              0.75%             0.82% 3
   Portfolio turnover rate ...............                122% 5            151%               180%              131%

--------------------------------------------------------------------------------

1 Unaudited.
2 Commencement of operations.
3 Annualized.
4 This ratio excludes a one-time waiver by the custodian.
5 Portfolio turnover excludes the impact of the redemption in-kind.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


 HIGH YIELD BOND FUND--                          FOR THE SIX                                           FOR THE PERIOD
 INVESTMENT CLASS                               MONTHS ENDED               FOR THE YEARS ENDED   SEPTEMBER 15, 1998 2
                                                   APRIL 30,                       OCTOBER 31,                THROUGH
                                                      2001 1             2000             1999       OCTOBER 31, 1998
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD .....            $ 8.23           $ 9.07           $ 8.71                 $10.28
                                                      ------           ------           ------                 ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income .................              0.47             1.10             1.00                   0.11
   Net realized and unrealized gain (loss)
     on investments and foreign
     currencies ..........................             (0.20)           (0.84)            0.36                  (1.57)
                                                      ------           ------           ------                 ------
Total from investment operations .........              0.27             0.26             1.36                  (1.46)
                                                      ------           ------           ------                 ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .................             (0.47)           (1.10)           (1.00)                 (0.11)
   Net realized gain from investment
     transactions ........................             (0.10)              --               --                     --
                                                      ------           ------           ------                 ------
Total distributions ......................             (0.57)           (1.10)           (1.00)                 (0.11)
                                                      ------           ------           ------                 ------
NET ASSET VALUE, END OF PERIOD ...........            $ 7.93           $ 8.23           $ 9.07                 $ 8.71
                                                      ======           ======           ======                 ======
Total investment return ..................              3.70%            2.34%           16.07%                  0.27%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) ......................            $4,112           $3,128           $2,875                    $81
   Ratios to average net assets:
     Net investment income ...............             12.66% 3,4       12.96%           11.24%                 11.89% 3
     Expenses after waivers and/or
        reimbursements (includes interest
        expense paid by the Fund) ........              0.90% 3,4        0.91%              --%                    --%
     Expenses after waivers and/or
        reimbursements (excludes interest
        expense paid by the Fund) ........              0.90% 3,4        0.90%            0.90%                  0.90% 3
     Expenses before waivers and/or
        reimbursements (includes interest
        expense paid by the Fund) ........              1.13% 3,4        0.96%            1.00%                  1.05% 3
   Portfolio turnover rate ...............               122% 5           151%             180%                   131%

--------------------------------------------------------------------------------

1 Unaudited.
2 Commencement of operations.
3 Annualized.
4 This ratio excludes a one-time waiver by the custodian.
5 Portfolio turnover excludes the impact of the redemption in-kind.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


 HIGH YIELD BOND FUND--                                                              FOR THE PERIOD
 PREMIER CLASS                                                                   OCTOBER 31, 2000 1
                                                                                            THROUGH
                                                                                   APRIL 30, 2001 2
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ................................................        $ 8.23
                                                                                             ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income ............................................................          0.49
   Net realized and unrealized gain (loss) on investment transactions ...............         (0.19)
                                                                                             ------
Total from investment operations ....................................................          0.30
                                                                                             ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ............................................................         (0.49)
   Net realized gain from investment transactions ...................................         (0.10)
                                                                                             ------
Total distributions .................................................................         (0.59)
                                                                                             ------
NET ASSET VALUE, END OF PERIOD ......................................................        $ 7.94
                                                                                             ======
Total investment return .............................................................          4.03%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) .........................................      $285,039
Ratios to average net assets:
     Net investment income ..........................................................         13.06% 3,4
     Expenses after waivers and/or reimbursements (includes interest expense paid by
     the Fund) ......................................................................          0.50% 3,4
     Expenses after waivers and/or reimbursements (excludes interest expense paid by
     the Fund) ......................................................................          0.50% 3,4
     Expenses before waivers and/or reimbursements (includes interest expense paid by
     the Fund) ......................................................................          0.73% 3,4
     Portfolio turnover rate ........................................................           122% 5

--------------------------------------------------------------------------------

1 Commencement of operations.
2 Unaudited.
3 Annualized.
4 This ratio excludes a one-time waiver by the custodian.
5 Portfolio turnover excludes the impact of the redemption in-kind.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
A. ORGANIZATION
Morgan Grenfell Investment Trust (the 'Trust') was organized as a Delaware business trust on September 13, 1993. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently consists of fifteen separate investment portfolios (collectively, the 'Funds'). The accompanying financial statements and notes thereto relate to Municipal Bond Fund, Short-Term Municipal Bond Fund, Fixed Income Fund, Short-Term Fixed Income Fund and High Yield Bond Fund (each a 'Fund,' and collectively the 'Funds'). The Funds' prospectuses provide a description of each Fund's investment objectives, policies and strategies. The Funds began operations on the following dates:

                                           Commencement
Fund                                      of Operations
----                                 ------------------
Municipal Bond Fund                   December 13, 1991
Short-Term Municipal Bond Fund            March 6, 1995
Fixed Income Fund                    September 18, 1992
Short-Term Fixed Income Fund             March 13, 1995
High Yield Bond Fund                     March 16, 1998

B. VALUATION OF SECURITIES
The Funds' investments are valued each business day using prices received from independent pricing services approved by the Trustees. Other investments in the High Yield Bond Fund listed or traded on national stock exchanges or other domestic or foreign exchanges are valued based on the closing price of the securities traded on that exchange prior to the time when the Fund's assets are valued. Short-term obligations with remaining maturities of 60 days or less are valued at amortized cost which, with accrued interest, approximates fair market value. Securities for which quotations are not readily available are stated at fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

C. SECURITIES TRANSACTIONS AND INTEREST INCOME
Each of the Funds earns income, net of expenses, daily on its investment. Securities transactions are accounted for on a trade date basis. Dividend income, less foreign taxes withheld, if any, is recorded on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income is recorded on the accrual basis and includes amortization of premium and accretion of discount on investments. Expenses are recorded as incurred. Realized gains and losses from the securities transactions are recorded on the identified cost basis.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities, and classify gains and losses realized on prepayments received on mortgage-backed securities as part of interest income. Management expects that there will be no impact to the Funds as a result of the adoption of these principles to the Fund's financial statements.

D. DISTRIBUTIONS
It is each Fund's policy to declare dividends daily and pay them monthly to shareholders from net investment income. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund are made at least annually to the extent they exceed any capital loss carryforwards.

E. REPURCHASE AGREEMENTS
Each of the Funds may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Funds' investment advisor, subject to the seller's agreement to repurchase such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Funds' custodian, and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Funds maintain the right to sell the underlying securities at market value and may claim any resulting loss against the seller. However, in the event of default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

Each Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks. The third party, which is the broker's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement ensures that the collateral's market value, including any accrued interest, is adequate to cover the agreement if the broker defaults.

F. FORWARD FOREIGN CURRENCY CONTRACTS
The High Yield Bond Fund may enter into forward foreign currency contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or with respect to the Fund's investments. The net US dollar value of foreign currencies underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing exchange rates. With respect to forward foreign currency contracts, losses in excess of amounts recognized in the Statement of Assets and Liabilities may arise due to changes in the value of the foreign currencies or if the counterparty does not perform under the contract.

G. FEDERAL INCOME TAXES
It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

The Fund may periodically make reclassifications among certain of its capital accounts as a result of differences in the characterization and allocation of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States.

H. CASH
Deposits held at Brown Brother's Harriman ('BBH'), the Fund's custodian, in a variable rate account are classified as cash. At April 30, 2001 the interest rate was 4.07%, which resets on a periodic basis. Amounts on deposit are generally available on the same business day.

I. OTHER
The Trust accounts separately for the assets, liabilities and operations of each of its funds and each of its classes. Expenses directly attributable to each fund or class are charged to that fund or class, while expenses that are attributable to the Trust or the Fund are allocated among the funds in the Trust or the classes in the Fund, respectively.

J. ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect reported amounts in the financial statements. Actual results could differ from those estimates.

NOTE 2--FEES AND TRANSACTIONS WITH AFFILIATES
Under the Advisory agreement with the Trust, DeAM, Inc. serves as the Investment Advisor ('Advisor') for each Fund. Under the agreement, DeAM, Inc. receives on a monthly basis, a fee at an annual rate based on the average daily net assets of each Fund as follows:
                                                 Annual
Fund                                               Fees
----                                             ------
Municipal Bond Fund                               0.40%
Short-Term Municipal Bond Fund                    0.40%
Fixed Income Fund                                 0.40%
Short-Term Fixed Income Fund                      0.40%
High Yield Bond Fund                              0.50%

By an agreement dated August 27, 1998, the Trust entered into an administration agreement with Deutsche Asset Management Inc. ('DeAM, Inc.' or the 'Administrator,') an indirect wholly-owned subsidiary of Deutsche Bank AG, pursuant to which the Administrator will receive, on a monthly basis, a fee at an annual rate of 0.12% based upon the average daily net assets of each Fund.

The Administrator generally assists in all matters relating to the administration of the Fund, including the coordination and monitoring of any third parties furnishing services to the Fund, preparation and maintenance of financial accounting records, and the provision of necessary office space, equipment and personnel to perform administrative and clerical functions. The Administrator is also responsible for engaging an accounting agent, custodian and transfer agent for the Fund's operations. Fees for services rendered by the accounting agent and the transfer agent are paid by the Administrator and not the Fund. The Trust has entered into an agreement with Investment Company Capital Corp. ('ICCC'), an indirect wholly-owned subsidiary of Deutsche Bank AG, to provide transfer agency services to the Trust. ICCC has also provided fund accounting services to each Fund except the High Yield Bond Fund since September 22, 2000. ICCC has provided fund accounting services to the High Yield Bond Fund since January 30, 2001.

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

The Investment Advisor and Administrator have agreed to reduce their fees and reimburse each Fund through February 28, 2002, to the extent necessary, to limit each Fund's operating expenses to a specified percentage of its average daily net assets as follows:

                      Institutional   Investment      Premier
Fund                         Shares       Shares       Shares
------                -------------   ----------      -------
Municipal Bond Fund           0.55%        0.80%          N/A
Short-Term
   Municipal Bond Fund        0.55%        0.80%          N/A
Fixed Income Fund             0.55%        0.80%          N/A
Short-Term
   Fixed Income Fund          0.55%         N/A           N/A
High Yield Bond Fund          0.65%        0.90%         0.50%

Certain officers of the Trust are affiliated with the Administrator or the Advisor. These people are not compensated by the Trust for serving in this capacity.

The Trust, on behalf of each Fund, has adopted a service plan pursuant to which each fund that offers an Investment Class pays service fees at an aggregate annual rate of up to 0.25% of the Investment Class average daily net assets. Service plan fees are payable to Service Organizations that have agreements with the Trust, and are intended to compensate Service Organizations for providing personal services and/or account maintenance services to their customers who invest in the Investment Class.

The High Yield Bond Fund Institutional and Investment Classes implemented a redemption fee of 2%, whereby shareholders in these two classes are charged a redemption fee of 2% if they subscribe to the class and redeem or transfer their shares within 180 days.

The Funds are participants in a revolving credit facility with Fleet National Bank in the amount of $50,000,000, which will expire on March 26, 2002. A commitment fee on the average daily amount of the available commitment is payable on a quarterly basis and apportioned among all participants based on net assets. During the six months ended April 30, 2001, the participating Funds incurred commitment fees under the agreement which have been allocated to the participating funds based on their relative net assets. No amounts were drawn down or outstanding for these Funds under the credit facility for the six months ended April 30, 2001.

The following is a summary of borrowings made during the six months ended April 30, 2001:

                              Weighted           Weighted
                   Maximum     Average            Average
                    Amount     Balance Interest  Interest
Fund              Borrowed Outstanding     Paid      Rate
----              -------- ----------- --------  --------
Municipal
  Bond Fund       $950,000    $950,000     $143     5.41%
Short-Term
  Municipal
  Bond Fund      8,400,000   5,100,000    1,697     5.99%

NOTE 3--PURCHASES AND SALES OF INVESTMENT SECURITIES
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the six months ended April 30, 2001, were as follows:

Fund                          Purchases           Sales
--------                    -----------           -----
Municipal Bond Fund         $84,517,178    $ 82,706,671
Short-Term Municipal
  Bond Fund                  56,842,518      79,105,337
Fixed Income Fund            716,385,003    678,788,588
Short-Term Fixed
  Income Fund                31,994,559      29,642,818
High Yield Bond Fund        344,292,708     325,473,818

For federal income tax purposes, the tax basis of investments held, aggregate gross unrealized appreciation and aggregate gross unrealized depreciation for all investments were as follows on April 30, 2001:

                                    Tax        Unrealized        Unrealized
Fund                               Cost      Appreciation      Depreciation
----                       ------------      ------------      ------------
Municipal Bond Fund        $521,988,515       $ 8,784,886       $ 5,185,028
Short-Term Municipal
  Bond Fund                 142,332,718         1,996,842           167,474
Fixed Income Fund ..        825,254,628        17,516,609         8,060,854
Short-Term Fixed
  Income Fund                32,583,046           288,541            28,629
High Yield Bond Fund        311,223,450         5,581,460        14,956,356

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 4--CAPITAL SHARE TRANSACTIONS
At April 30, 2001, there were an unlimited number of shares authorized. Transactions in capital shares were as follows:


                                                                                                                 Municipal Bond Fund
              ------------------------------------------------------------  --------------------------------------------------------
                                                Institutional Class Shares                                   Investment Class Shares
              ------------------------------------------------------------  --------------------------------------------------------
                                    For the                        For the                   For the                       For the
                           Six Months Ended                     Year Ended          Six Months Ended                    Year Ended
                           April 30, 2001 1               October 31, 2000          April 30, 2001 1              October 31, 2000
              -----------------------------  -----------------------------  ------------------------   ---------------------------
                   Shares            Amount       Shares            Amount    Shares          Amount       Shares           Amount
              -----------     -------------  -----------     -------------  --------     -----------   ----------     ------------
Sold            7,635,172     $  84,066,675   28,906,674     $ 307,700,344   185,079     $ 2,038,102    1,479,501     $ 15,767,665
Reinvested        980,546        10,722,271    2,163,359        23,054,790    25,871         282,955       56,444          601,043
Redeemed       (9,006,788)      (99,684,911) (41,680,031)     (442,751,352) (289,479)     (3,213,034)  (1,051,099)     (11,145,258)
              -----------     -------------  -----------     -------------  --------     -----------   ----------     ------------
Net increase
   (decrease)    (391,070)    $  (4,895,965) (10,609,998)    $(111,996,218)  (78,529)    $  (891,977)     484,846     $  5,223,450
              ===========     =============  ===========     =============  ========     ===========   ==========     ============


                                                                                                    Short-Term Municipal Bond Fund
              ------------------------------------------------------------  ------------------------------------------------------
                                                Institutional Class Shares                                 Investment Class Shares
              ------------------------------------------------------------  ------------------------------------------------------
                                    For the                        For the                   For the                       For the
                           Six Months Ended                     Year Ended          Six Months Ended                    Year Ended
                           April 30, 2001 1               October 31, 2000          April 30, 2001 1              October 31, 2000
              -----------------------------  -----------------------------  ------------------------   ---------------------------
                   Shares            Amount       Shares            Amount    Shares          Amount       Shares           Amount
              -----------     -------------  -----------     -------------  --------     -----------   ----------     ------------
Sold            6,540,584     $  66,795,314   20,219,776     $ 205,663,032   436,721     $ 4,477,784       22,056     $    223,437
Reinvested        393,511         4,024,296      516,174         5,233,132       493           5,037        1,187           12,034
Redeemed      (11,656,254)     (120,114,771) (12,431,358)     (125,891,365) (264,054)     (2,705,919)     (30,798)        (312,579)
              -----------     -------------  -----------     -------------  --------     -----------   ----------     ------------
Net increase
   (decrease)  (4,722,159)    $ (49,295,161)   8,304,592     $  85,004,799   173,160     $ 1,776,902       (7,555)    $    (77,108)
              ===========     =============  ===========     =============  ========     ===========   ==========     ============

--------------------------------------------------------------------------------

1 Unaudited.


--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)



                 --------------------------------------------------------------
                                                      Institutional Class Shares
                 ---------------------------------------------------------------
                             For the                                     For the
                    Six Months Ended                                  Year Ended
                     April 30, 20011                            October 31, 2000
                 -----------------------------     -----------------------------
                      Shares            Amount          Shares            Amount
                 -----------     -------------     -----------     -------------
Sold              10,688,837     $ 112,990,820      17,889,596     $ 180,896,990
Reinvested         2,237,655        23,518,143       5,243,652        52,858,974
Redeemed         (14,033,131)     (148,208,485)    (68,353,201)     (691,441,964)
                 -----------     -------------     -----------     -------------
Net increase
   (decrease)     (1,106,639)    $ (11,699,522)    (45,219,953)    $(457,686,000)
                 ===========     =============     ===========     =============


                                                           Fixed Income Fund
                  ----------------------------------------------------------
                                                     Investment Class Shares
                  ----------------------------------------------------------
                                     For the                         For the
                            Six Months Ended                      Year Ended
                            April 30, 2001 1                October 31, 2000
                  --------------------------      --------------------------
                     Shares           Amount         Shares           Amount
                  ---------      -----------      ---------      -----------
Sold              1,213,382      $12,793,097      1,230,749      $12,376,239
Reinvested           59,392          625,033         58,579          591,381
Redeemed           (511,878)      (5,430,674)      (699,840)      (7,042,548)
                  ---------      -----------      ---------      -----------
Net increase
   (decrease)       760,896      $ 7,987,456        589,488      $ 5,925,072
                  =========      ===========      =========      ===========

                                                  Short-Term Fixed Income Fund
               ---------------------------------------------------------------
                                                    Institutional Class Shares
               ---------------------------------------------------------------
                                     For the                           For the
                            Six Months Ended                        Year Ended
                            April 30, 2001 1                  October 31, 2000
               -----------------------------     -----------------------------
                    Shares            Amount          Shares            Amount
               -----------      ------------     -----------      ------------
Sold             2,163,438      $ 21,750,065       6,881,989      $ 68,270,962
Reinvested          21,849           220,040          39,870           395,880
Redeemed        (2,305,617)      (23,153,038)     (6,149,782)      (61,034,540)
               -----------      ------------     -----------      ------------
Net increase
   (decrease)     (120,330)     $ (1,182,933)        772,077      $  7,632,302
               ===========      ============     ===========      ============


                                                         High Yield Bond Fund
               ---------------------------------------------------------------
                                                    Institutional Class Shares
               ---------------------------------------------------------------
                                     For the                           For the
                            Six Months Ended                        Year Ended
                            April 30, 2001 1                  October 31, 2000
               -----------------------------     -----------------------------
                    Shares            Amount          Shares            Amount
               -----------      ------------     -----------     -------------
Sold             2,980,172      $ 23,854,094      10,717,231     $  97,331,373
Reinvested         198,503         1,577,631       4,155,518        37,846,981
Redeemed        (3,773,371)      (29,776,397)    (46,330,540)     (393,600,057)
               -----------      ------------     -----------     -------------
Net increase
   (decrease)     (594,696)     $ (4,344,672)    (31,457,791)    $(258,421,703)
               ===========      ============     ===========     =============

                                                       High Yield Bond Fund
                   --------------------------------------------------------
                                                    Investment Class Shares
                   --------------------------------------------------------
                                    For the                         For the
                           Six Months Ended                      Year Ended
                           April 30, 2001 1                October 31, 2000
                   ------------------------     ---------------------------
                     Shares          Amount         Shares           Amount
                   --------     -----------     ----------     ------------
Sold                637,034     $ 5,110,905      1,106,735     $ 10,304,730
Reinvested           36,402         289,058         53,871          493,135
Redeemed           (535,179)     (4,301,385)    (1,097,345)     (10,250,705)
                   --------     -----------     ----------     ------------
Net increase
   (decrease)       138,257     $ 1,098,578         63,261     $    547,160
                   ========     ===========     ==========     ============

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

                                                        High Yield Bond Fund
                ------------------------------------------------------------
                                                        Premier Class Shares
                ------------------------------------------------------------
                                      For the                        For the
                             Six Months Ended                     Year Ended
                             April 30, 2001 1             October 31, 2000 2
                -----------------------------     --------------------------
                     Shares            Amount         Shares          Amount
                -----------     -------------     ----------    ------------
Sold             16,828,529     $ 135,875,190     33,128,694    $272,456,160
Reinvested        2,193,028        17,299,193             --              --
Redemption
   in kind      (13,289,474)     (100,853,841)            --              --
Redeemed         (2,949,097)      (23,438,273)            --              --
                -----------     -------------     ----------    ------------
Net increase      2,782,986     $  28,882,269     33,128,694    $272,456,160
                ===========     =============     ==========    ============

--------------------------------------------------------------------------------
1 Unaudited.
2 Began operations on October 31, 2000.

NOTE 5--FORWARD FOREIGN CURRENCY CONTRACTS
On April 30, 2001, High Yield Bond Portfolio had the following open forward foreign currency contracts outstanding:


                                                                                                        Unrealized
                                                                                                      Appreciation
                                                                                      Contract      (Depreciation)
Contracts to Deliver               In Exchange For         Settlement Date         Value (US$)               (US$)
-------------------------------------------------------------------------------------------------------------------
Sales
-------------------------------------------------------------------------------------------------------------------
Euro           845,999          US Dollar   $  763,937         05/02/01             $  750,020            $ 13,917
Euro         1,163,816          US Dollar    1,084,560         05/14/01              1,031,778              52,782
Euro         1,083,336          US Dollar    1,009,561         05/14/01                960,429              49,132
Euro         1,134,392          US Dollar    1,024,015         05/14/01              1,005,693              18,322
Euro         6,813,729          US Dollar    5,999,489         05/21/01              6,040,698             (41,209)
-------------------------------------------------------------------------------------------------------------------
                                                                                         Total            $ 92,944
-------------------------------------------------------------------------------------------------------------------
Contracts to Receive
-------------------------------------------------------------------------------------------------------------------
Purchases
-------------------------------------------------------------------------------------------------------------------
Euro           882,991          US Dollar   $  797,253         05/21/01             $  782,814            $(14,439)
-------------------------------------------------------------------------------------------------------------------
                                                             Total Net Unrealized Appreciation            $ 78,505
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 6--CAPITAL LOSS CARRYFORWARDS
At April 30, 2001, capital loss carryforwards available as a reduction against future net realized capital gains are as follows:


                                                                         Capital Loss Carryforward
                                          Net                                      Expiration Year
                                 Capital Loss    -------------------------------------------------
Fund                             Carryforward      2005          2006          2007           2008
------                           ------------    ------    ----------    ----------    -----------
Municipal Bond Fund               $11,755,390    $   --    $       --    $  184,016    $11,571,374
Short-Term Municipal Bond Fund      1,671,004     8,890        72,906        62,787      1,526,421
Fixed Income Fund                  27,632,788        --            --     7,165,294     20,467,494
Short-Term Fixed Income Fund           51,733        --            --        15,249         36,484
High Yield Bond Fund               15,243,255        --     3,828,198     1,032,638     10,382,419


NOTE 7--CONCENTRATION OF RISKS
Municipal Bond Fund and Short-Term Municipal Bond Fund invest primarily in diversified portfolios of municipal securities, including municipal bonds and debentures. Although Municipal Bond Fund and Short-Term Municipal Bond Fund maintain diversified portfolios, the municipal bond issuers' abilities to meet their obligations may be affected by economic developments in a specific state or region.

Fixed Income Fund, Short-Term Fixed Income Fund and High Yield Bond Fund invest primarily in fixed income securities, the market value of which may change in response to interest rate changes. Although Fixed Income Fund, Short-Term Fixed Income Fund and High Yield Bond Fund maintain diversified portfolios, the ability of the issuers of the Fund's portfolio securities to meet their obligations may be affected by changing business and economic conditions in a specific industry or region.

Fixed Income Fund, Short-Term Fixed Income Fund and High Yield Bond Fund may have a concentration of their investments in financial companies.

High Yield Bond Fund invests in securities rated below investment grade, which typically involve risks not associated with higher rated securities. Yield on high yield debt securities reflect, among other things, perceived credit risk.

NOTE 8--REDEMPTION IN KIND
In order to fulfill special redemption requests, on December 8, 2000 the High Yield Bond Fund made a redemption in-kind of securities and cash totalling $100,853,841.For purposes of GAAP this transaction is treated as a sale of securities on the date of the in-kind transfer.

NOTE 9--CONCENTRATION OF OWNERSHIP
From time to time the Funds may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds.

As of April 30, 2001, there were one, three and four shareholders, respectively, who held 17%, 61% and 57% of the outstanding shares of the Short-Term Municipal Bond Fund, Short-Term Fixed Income Fund and High Yield Bond Fund, respectively.

NOTE 10--SUBSEQUENT EVENT
On May 24, 2001, the Board of Trustees approved a change in the Trusts' Administrator from DeAM, Inc. to ICCC. The effective date of this change has not yet been determined.

--------------------------------------------------------------------------------

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

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

For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write to:
                    DEUTSCHE ASSET MANAGEMENT SERVICE CENTER
                    PO BOX 219210
                    KANSAS CITY, MO 64121-9210
or call toll-free:  1-800-730-1313

This report must be preceded or accompanied by a current prospectus for the Fund.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Bankers Trust Company, Deutsche BancAlex. Brown Inc., Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.

Municipal Bond Fund--Institutional Class                      CUSIP #61735K810
Municipal Bond Fund--Investment Class                         CUSIP #61735K737
Short-Term Municipal Bond Fund--Institutional Class           CUSIP #61735K794
Short-Term Municipal Bond Fund--Investment Class              CUSIP #61735K729
Fixed Income Fund--Institutional Class                        CUSIP #61735K836
Fixed Income Fund--Investment Class                           CUSIP #61735K760
Short-Term Fixed Income Fund--Institutional Class             CUSIP #61735K828
High Yield Bond Fund--Institutional Class                     CUSIP #61735K646
High Yield Bond Fund--InvestmentClass                         CUSIP #61735K596
High Yield Bond Fund--Premier Class                           CUSIP #61735K547
                                                                DOMFISA (6/01)
Distributed by:
ICC Distributors, Inc.